UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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BAKER HUGHES INCORPORATED
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(Name of person(s) filing proxy statement, if other than the registrant)

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BAKER HUGHES INCORPORATED
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 24, 2014
To the Stockholders of Baker Hughes Incorporated:

The Annual Meeting of the Stockholders of Baker Hughes Incorporated (the “Company,” “Baker Hughes,” “we,” “us” or “our”) will be held in the Plaza Banquet Room located at 2777 Allen Parkway, Houston, Texas on Thursday, April 24, 2014, at 9:00 a.m., Central Daylight Time, for the purpose of considering and voting on:

1.	The election of directors;

2.	An advisory vote related to the Company's executive compensation program;

3.	The ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2014;

4.	The approval of the Amended and Restated Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan;

5.	The approval of the Amended and Restated Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan;

6.	Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof.

The Board of Directors has fixed February 26, 2014 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at the meeting and any reconvened meeting after an adjournment thereof, and only holders of Common Stock of the Company of record at the close of business on that date will be entitled to notice of, and to vote at the meeting and any reconvened meeting after an adjournment.

You are invited to attend the meeting in person. Whether or not you plan to attend in person, we urge you to promptly vote your shares by telephone, by the Internet or, if this Proxy Statement was mailed to you, by completing, signing, dating and returning it as soon as possible in the enclosed postage prepaid envelope in order that your vote may be cast at the Annual Meeting. You may revoke your proxy any time prior to its exercise, and you may attend the meeting and vote in person, even if you have previously returned your proxy.

By order of the Board of Directors,
M. Lee Whitley
Corporate Secretary and Senior Corporate Counsel

Houston, Texas
March 14, 2014

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE (i) VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET, OR (ii) IF YOU RECEIVED A PAPER COPY, THEN SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

PROXY STATEMENT

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Baker Hughes Incorporated, a Delaware corporation (the “Company,” “Baker Hughes,” “we,” “us” and “our”), to be voted at the Annual Meeting of Stockholders scheduled to be held on Thursday, April 24, 2014 and at any and all reconvened meetings after adjournments thereof.

Information About the Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations of the Securities and Exchange Commission (the “SEC”), we now furnish to our stockholders proxy materials, including our Annual Report to Stockholders, on the Internet. On or about March 14, 2014, we will send electronically an annual meeting package personalized with profile and voting information (“Electronic Delivery”) to those stockholders that have previously signed up to receive their proxy materials via the Internet. On or about March 14, 2014, we will begin mailing a Notice of Internet Availability of proxy materials (the “E-Proxy Notice”) to those stockholders that previously have not signed up to receive their proxy materials on the Internet. If you received the E-Proxy Notice by mail, you will not automatically receive a printed copy of the proxy materials or the Annual Report to Stockholders. If you received the E-Proxy Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the E-Proxy Notice.

Stockholders may sign up to receive future proxy materials and other stockholder communications electronically instead of by mail. In order to receive the communications electronically, you must have an e-mail account, access to the Internet through an Internet service provider and a web browser that supports secure connections. Visit www.proxyvote.com for additional information regarding electronic delivery enrollment.

Stockholder of Record; Shares Registered in Your Name

If on February 26, 2014, your shares were registered directly in your name with our transfer agent, Computershare Shareowner Services LLC, you are considered a shareholder of record with respect to those shares, and we sent the proxy materials directly to you. You may vote by proxy over the Internet at the following Internet address: www.proxyvote.com, or if you properly request and receive a proxy card by mail or email, over the phone by calling Broadridge Financial Solutions ("Broadridge") at 1-800-690-6903. Proxies submitted through Broadridge by the Internet or telephone must be received by 11:59 p.m. Eastern time (10:59 p.m. Central time) on April 23, 2014. The giving of a proxy will not affect your right to vote in person if you decide to attend the meeting.

Beneficial Owner; Shares Registered in the Name of the Broker, Bank or Other Agent

If on February 26, 2014, your shares were held in street name in an account at a brokerage firm, bank or other nominee holder, then you are considered the beneficial owner of the shares and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the organization on how to vote the shares held in your account. You may direct the vote of these shares by the Internet or telephone by following the instructions on the voting form enclosed with the proxy from the bank or brokerage firm. Votes directed by the Internet or telephone through such a program must be received by Broadridge by 11:59 p.m. Eastern time (10:59 p.m. Central time) on April 23, 2014. Directing the voting of your shares will not affect your right to vote in person if you decide to attend the meeting; however, you must first request a legal proxy from your broker either on the Internet or use the voting form that accompanies this Proxy Statement. Requesting a legal proxy prior to the deadlines described above will automatically cancel any voting directions you have previously given by the Internet or by telephone with respect to your shares.

Voting

Shares for which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted FOR the election of nominees listed herein as directors, FOR the advisory vote related to the Company's executive compensation program, FOR the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2014, FOR the approval of the Amended and Restated Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan (the "2002 D&O Plan") and FOR the approval of the Amended and Restated Baker Hughes Incorporated 2002

Employee Long-Term Incentive Plan (the "2002 Employee Plan"). If any additional matter should be presented properly at the Annual Meeting of Stockholders, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

Proxies may be revoked at any time prior to the exercise thereof by filing with the Company's Corporate Secretary, at the Company's executive offices, a written revocation or a duly executed proxy bearing a later date. The executive offices of the Company are located at 2929 Allen Parkway, Suite 2100, Houston, Texas 77019. For a period of at least ten days prior to the Annual Meeting of Stockholders, a complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at the Company's executive offices by stockholders of record for proper purposes.

Solicitation of Proxies

The Company will bear the cost of any solicitation of proxies, whether by Internet or mail. In addition to solicitation, certain of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, facsimile and personal interview. The Company has retained Phoenix Advisory Partners to assist in the solicitation of proxies from stockholders of the Company for an anticipated fee of $8,500, plus out-of-pocket expenses.

Attendance

Only stockholders of record or beneficial owners of the Company's Common Stock may attend the meeting in person. If you are a stockholder of record, you may be asked to present proof of identification, such as a driver's license. Beneficial owners must also present evidence of share ownership, such as a recent brokerage account or bank statement. All attendees must comply with our standing rules, which will be distributed upon entrance to the Annual Stockholder Meeting. Even if you plan to attend the Annual Stockholder Meeting, we recommend that you also vote by proxy as described in this proxy statement so that your vote will be counted if you later decide not to attend the Annual Stockholder Meeting.

Householding

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to: Baker Hughes Incorporated, Attn: Corporate Secretary, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019, +1 (713) 439-8600. Stockholders may also address future requests for separate delivery of the Proxy Statement by contacting us at the address listed above.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on April 24, 2014
This Proxy Statement and the Annual Report and the means to vote by Internet are available on the Internet at www.proxyvote.com.

Voting Securities

The securities of the Company entitled to vote at the Annual Meeting consist of shares of its Common Stock, par value $1.00 per share (“Common Stock”), of which 436,179,754 shares were issued and outstanding at the close of business on February 26, 2014. Only stockholders that hold shares at the close of business on the record date will be entitled to vote at the meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the meeting. The presence in person or by proxy of the holders of a majority of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum to transact business at the Annual Meeting.

Assuming a quorum is present at the Annual Meeting, either in person or represented by proxy, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the advisory vote related to the Company's executive compensation program, for the approval of the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2014, for the approval of the 2002 D&O Plan and for the approval of the 2002 Employee Plan. The affirmative vote of the majority of votes cast with respect to the election of each director is required for the approval of such director. There will be no cumulative voting in the election of directors.

Brokers, banks or other nominees that hold shares of Common Stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks and other nominees are permitted to vote the beneficial owner's proxy in their own discretion as to certain “routine” proposals under the rules of the New York Stock Exchange (the "NYSE Rules") when they have not received instructions from the beneficial owners, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2014. If a broker, bank or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals. Proposal 1 (the election of directors), Proposal 2 (the advisory vote related to the Company's executive compensation program), Proposal 4 (the approval of the 2002 D&O Plan) and Proposal 5 (the approval of the 2002 Employee Plan) are "non-routine" proposals.

Broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained, although broker non-votes could prevent the total votes cast on Proposal 4 (the approval of the 2002 D&O Plan) and Proposal 5 (the approval of the 2002 Employee Plan) from representing over 50% of all securities entitled to vote as required by the NYSE Rules. Abstentions, on the other hand, have the same effect as votes against the matter, although abstentions will have no effect on the election of directors.

The following table sets forth information about the holders of the Common Stock known to the Company on February 26, 2014 to own beneficially 5% or more of the Common Stock, based on filings by the holders with the SEC. For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the SEC to mean generally the power to vote or dispose of securities regardless of any economic interest therein.

	Name and Address	Shares	Percent of Class
1.	Capital Research Global Investors(1) 333 South Hope Street Los Angeles, CA 90071	26,707,500	6.0
2.	Dodge & Cox(2) 555 California Street, 40th Floor San Francisco, CA 94104	22,878,609	5.2
3.	Franklin Resources Inc.(3) One Franklin Parkway San Mateo, CA 94403-1906	23,131,675	5.2
_________

(1)	Capital Research Global Investors has sole voting and investment power over the shares.

(2)	Dodge & Cox has sole voting power over 21,426,643 shares and sole dispositive power over 22,878,609 shares.

(3)	Franklin Resources Inc. does not have any voting or investment power over the shares.

Proposal No. 1
Election of Directors

In analyzing director nominations, the Governance and Health Safety & Environmental Committee ("Governance and HS&E Committee") strives to recommend candidates for director positions who will create a collective membership on the Board with varied experience and perspective and who maintain a Board that reflects diversity, including but not limited to gender, ethnicity, background, country of citizenship and experience. The Governance and HS&E Committee strives to recommend candidates who demonstrate leadership and significant experience in a specific area of endeavor, comprehend the role of a public company director, exemplify relevant expertise, experience and a substantive understanding of domestic and international considerations and geopolitics, especially those pertaining to the service sector of the oil and gas and energy-related industries.

When analyzing whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company's business and structure, the Governance and HS&E Committee and the Board of Directors focus on the information as summarized in each of the Directors' individual biographies set forth on pages 5 through 7. In particular, the Board considered Mr. Craighead's 27 years of experience working for Baker Hughes in various officer and leadership positions. Similarly the Board has considered the extensive backgrounds and skills of each of the non-management directors. Some of the characteristics and background that were considered include Mr. Brady's experience and leadership of public companies in the energy services sector and manufacturing sector together with his financial expertise; Mr. Cazalot's role as a former chairman of the board, chief executive officer and president of a publicly traded energy company as well as his 41 successful years of experience in the global energy business; Ms. Elsenhans' positions as a former chairman and chief executive officer of a publicly traded energy company as well as her 28 years of leadership experience at a global oil and gas company; Mr. Fernandes' leadership roles in several public companies in the energy and manufacturing sectors, including his service as a director of other public companies and his extensive financial expertise; Ms. Gargalli's leadership and consulting experience, extensive public board service and her financial expertise; Dr. Jungels' technical knowledge, executive roles, experience in the international energy industry and service as a member of public company boards; Mr. Lash's engineering and knowledge and skills of high technology, his private equity leadership, manufacturing background, public service and financial expertise; Mr. Nichols' position as the executive chairman of the board and former chief executive officer of a publicly-traded energy company, successful career building a major oil and gas company and his leadership in related trade associations; Mr. Stewart's role as the former chairman of the board, president and chief executive officer of BJ Services Company; and Mr. Watson's extensive executive leadership roles and active involvement in a number of energy-related companies and businesses and service as a director of other public companies.

All directors who are elected at the Annual Meeting of Stockholders will serve for a one-year term expiring at the Annual Meeting of Stockholders expected to be held in April 2015 or until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal. The proxy holders will vote FOR the eleven persons listed below under the section “Company Nominees for Director,” unless contrary instructions are given.

If you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted FOR the eleven persons recommended by the Board of Directors. If you wish to give specific instructions with respect to the voting of directors, you must do so with respect to the individual nominee.

Company Nominees for Director

The following table sets forth each nominee director's name, all positions with the Company held by the nominee, the nominee's principal occupation, age and year in which the nominee first became a director of the Company. Each nominee director has agreed to serve if elected.

Nominees	Principal Occupation	Age	Director Since

Larry D. Brady
Former Chairman of the Board and Chief Executive Officer of Intermec, Inc. (industrial technologies). Mr. Brady served as Chairman of Intermec from 2001 to 2007 and as Chief Executive Officer from 2000 to 2007. He served as President of Intermec from 1999 to 2001 and as Chief Operating Officer from 1999 to 2000. Mr. Brady served as President of FMC Corporation from 1993 to 1999. He served as a Vice President of FMC from 1984 to 1989, as Executive Vice President from 1989 to 1993 and was a director from 1989 to 1999. Mr. Brady is a life member of the Advisory Board of Northwestern University's Kellogg School of Management. Within the past five years, Mr. Brady served as a director of Pactiv Corporation.
		71	2004

Clarence P. Cazalot, Jr.
Former Executive Chairman of the Board of Marathon Oil Corporation (formerly known as USX Corporation) (diversified petroleum) from August 2013 to December 2013. Chairman of the Board from 2011 to 2013, President, Chief Executive Officer and Director of Marathon Oil Corporation from 2002 to August 2013. He served as Vice Chairman of USX Corporation and President of Marathon Oil Company from 2000 to 2001. Mr. Cazalot was with Texaco Inc. from 1972 to 2000, and while at Texaco served in the following executive positions: President of Worldwide Production Operations of Texaco Inc. from 1999 to 2000; President of International Production and Chairman of London-based Texaco Ltd. from 1998 to 1999; President of International Marketing and Manufacturing from 1997 to 1998; President of Texaco Exploration and Production Inc. from 1994 to 1996. He is a director of FMC Technologies and Spectra Energy. Additionally, he serves on the Memorial Hermann Health System Board, the Board of Advisors of the James A. Baker III Institute for Public Policy at Rice University, and the Board of Visitors of the University of Texas M.D. Anderson Cancer Center.
		63	2002

Martin S. Craighead	Chairman of the Board of Directors of the Company since April 2013 and Director since 2011. Mr. Craighead has been the Chief Executive Officer of the Company since January 2012 and President since 2010. He served as the Chief Operating Officer from 2009 to 2012. He was the Group President of Drilling and Evaluation from 2007 to 2010; Vice President of the Company from 2005 until 2009; President of INTEQ from 2005 to 2007; and President of Baker Atlas from February 2005 to August 2005.	54	2011

Lynn L. Elsenhans
Former Executive Chairman of Sunoco, Inc. (transportation fuels and logistics) from January 2009 until May 2012, and Chief Executive Officer and President from August 2008 until March 2012. She also served as Chairman of Sunoco Logistics Partners L.P. from October 2008 until May 2012, and Chief Executive Officer from July 2010 until March 2012. She worked at Royal Dutch Shell for more than 28 years where she held a number of senior roles, including Executive Vice President, Global Manufacturing from 2005 to 2008. She is a member of the Board of Directors of GlaxoSmithKline, the Board of Trustees at Rice University, the Council of Overseers at the Jones School of Business at Rice, the Board of the Texas Medical Center, the United Way of Greater Houston, and the First Tee of Greater Houston. She was a director of International Paper Company from 2007 until 2012.
		57	2012

Anthony G. Fernandes	Former Chairman, President and Chief Executive Officer of Philip Services Corporation (diversified industrial services provider) from August 1999 to April 2002. He was Executive Vice President of ARCO (Atlantic Richfield Company) from 1994 to 1999, President of ARCO Coal, a subsidiary of ARCO, from 1990 to 1994 and Corporate Controller of ARCO from 1987 to 1990. Mr. Fernandes serves on the Boards of Black & Veatch, Cytec Industries and ABM Industries, Inc.	68	2001

Claire W. Gargalli	Former Vice Chairman, Diversified Search and Diversified Health Search Companies (executive search consultants) from 1990 to 1998. Ms. Gargalli served as President and Chief Operating Officer of Equimark from 1984 to 1990. During that period, she also served as Chairman and Chief Executive Officer of Equimark's two principal subsidiaries, Equibank and Liberty Bank. Ms. Gargalli is a director of Praxair, Inc., and BioMotion Analytics. She is also a trustee emeritus of Carnegie Mellon University and Middlebury College.	71	1998

Pierre H. Jungels	President of the Institute of Petroleum until June 2003. From 1997 through 2001 Dr. Jungels served as a Director and Chief Executive Officer of Enterprise Oil, plc. In 1996, Dr. Jungels served as the Managing Director of Exploration and Production at British Gas plc. Various positions from 1974 to 1995 at PetroFina SA, including Executive Director from 1989 to 1995. Within the past five years, Dr. Jungels served as a director of Imperial Tobacco Group plc., a director of Woodside Petroleum Ltd. and Chairman of Rockhopper Exploration PLC. Dr. Jungels is the Chairman of Velocys plc.	70	2006

James A. Lash	Chairman of Manchester Principal LLC and its predecessor company (high technology venture capital firm) since 1976. Former First Selectman, Greenwich, Connecticut (city government) from 2003 to 2007. Mr. Lash also served as Chairman and Chief Executive Officer of Reading Tube Corporation from 1982 to 1996. Mr. Lash was a director of the East West Institute from 2002 to 2011 and was a trustee of the Massachusetts Institute of Technology from 2000 to 2011.	69	2002

J. Larry Nichols	Executive Chairman of Devon Energy Corporation (independent energy company) since 2010. Mr. Nichols served as Chairman of the Board from 2000 to 2010 and as Chief Executive Officer from 1980 to 2010. Mr. Nichols serves as a director of SONIC Corp., as well as several trade associations relevant to the oil and gas exploration and production business.	71	2001

James W. Stewart	Former Chairman of the Board of Directors, President and Chief Executive Officer of BJ Services Company from 1990 until its acquisition by the Company in 2010. Prior to 1990, Mr. Stewart held various management and staff positions with BJ Services Company and its predecessor company. Mr. Stewart is a member of the Board of The Alley Theatre of Houston, a member of the Advisory Board of the Children's Museum of Houston, a Trustee of the Menil Collection and Chair of the Finance Committee of the Menil Collection.	70	2010

Charles L. Watson
Chairman of Twin Eagle Management Resources (energy marketing) since 2010, Chairman of Eagle Energy Partners from 2003 to 2009, Chairman of Wincrest Ventures, L.P. (private investments) since January 1994, Chairman of Collegiate Zone LP since 2004 and Chairman of Sigma Chi Foundation from 2005 to 2012. Mr. Watson has served as the Senior Energy Advisor to Carlyle Investment Management Fund since 2011. He served as the Senior Advisor to EDF Trading North America LLC and Electricite de France during 2008 (energy marketing), Managing Director of Lehman Brothers from 2007 to 2008. Founder, Chairman and Chief Executive Officer of Dynegy Inc. and its predecessor companies from 1985 to 2002. Mr. Watson is also a board member of Mainstream Renewable Power, Baylor College of Medicine and Angeleno Investors, L.P. Within the past five years, Mr. Watson served as a director of Shona Energy Company, Inc.
	64	1998

Election Policy

It is the policy of the Board of Directors that any nominee for director who fails to receive a majority of the votes cast for his or her election shall be required to submit a letter of resignation to the Board's Governance and HS&E Committee. The Governance and HS&E Committee will recommend to the Board of Directors whether or not the resignation should be accepted or whether such other action should be taken. The Board of Directors shall act on the resignation, taking into account the Governance and HS&E Committee's recommendation, and publicly disclose (by a press release and filing an appropriate disclosure with the Securities and Exchange Commission) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within ninety (90) days following certification of the election results. The resignation, if accepted by the Board, will be effective at the time of the Board of Directors' determination to accept the resignation. If the Board of Directors determines to accept the resignation of an unsuccessful incumbent, then the Board of Directors may fill the resulting vacancy pursuant to the Company's Bylaws or may decrease the size of the Board of Directors pursuant to the provisions of the Restated Certificate of Incorporation, as amended on April 22, 2010.

Corporate Governance

The Company's Board of Directors believes the purpose of corporate governance is to maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices, which the Board and management believe promote this purpose, are sound and represent best practices. The Board periodically reviews these governance practices, Delaware law (the state in which the Company is incorporated), the rules and listing standards of the New York Stock Exchange ("NYSE") and SEC regulations, as well as best practices suggested by recognized governance authorities. The Board has established the Company's Corporate Governance Guidelines as the principles of conduct of the Company's business affairs to benefit its stockholders, which conform to the NYSE corporate governance listing standards and SEC rules. The Corporate Governance Guidelines are attached as Annex A to this Proxy Statement, posted under the “Corporate Governance” section of the Company's website at www.bakerhughes.com and are also available upon request to the Company's Corporate Secretary.

Board of Directors

During the fiscal year ended December 31, 2013, the Board of Directors held seven meetings, the Audit/Ethics Committee held ten meetings, the Compensation Committee held four meetings, the Governance and HS&E Committee held four meetings and the Finance Committee held five meetings. Each director attended more than 81% of the total number of meetings of the Company's Board of Directors and of the respective Committees on which he or she served. All of the Company's directors attended the Company's 2013 Annual Meeting.

During fiscal year 2013, each non-management director was paid an annual retainer of $100,000. The Lead Director received an additional annual retainer of $15,000. The Audit/Ethics Committee Chair received an additional annual retainer of $20,000. Each of the other independent Committee Chairs received an additional annual retainer of $15,000. Each of the members of the Audit/Ethics Committee, excluding the Chair, received an additional annual retainer of $10,000. Each of the members, excluding the Chair, of the Compensation, Finance and Governance and HS&E Committees received an additional annual retainer of $5,000. Each non-management director also received annual non-retainer equity in a total amount of $175,000, in the form of restricted stock units of the Company's Common Stock issued in January that vest 100% one year from the date of grant. Option awards are not granted except to the extent a director has elected payment of his or her retainer and committee fees through option grants pursuant to the Baker Hughes Incorporated Director Compensation Deferral Plan (the “Deferral Plan”).

The Company previously provided benefits under a Director Retirement Policy (the "Retirement Policy"), which remains in effect until all benefits accrued thereunder are paid in accordance with the current terms and conditions of the Retirement Policy. No additional benefits have been accrued under the Retirement Policy since December 31, 2001. Messrs. Fernandes, Nichols, Watson and Ms. Gargalli have accrued benefits under the Retirement Policy.

Director Independence

All members of the Board of Directors, other than Mr. Craighead, the Company's Chairman and Chief Executive Officer satisfy the independence requirements of the NYSE.

The Board has adopted a “Policy for Director Independence, Audit/Ethics Committee Members and Audit Committee Financial Expert” (“Policy for Director Independence”) included as Exhibit C to the Corporate Governance Guidelines. Such Policy supplements the NYSE independence requirements. Directors who meet these independence standards are considered to be “independent” as defined therein. The Board has determined that all the nominees for election at this Annual Meeting, other than Mr. Craighead, meet these standards.

Committees of the Board

The Board of Directors has, in addition to other committees, an Audit/Ethics Committee, a Compensation Committee and a Governance and HS&E Committee. The Audit/Ethics, Compensation and Governance and HS&E Committees are comprised solely of independent directors in accordance with NYSE corporate governance listing standards. The Board of Directors adopted charters for the Audit/Ethics, Compensation and Governance and HS&E Committees that comply with the requirements of the NYSE standards, applicable provisions of the Sarbanes-Oxley Act of 2002 (“SOX”) and SEC rules. Each of the charters has been posted and is available for public viewing under the “Corporate Governance” section of the Company's website at www.bakerhughes.com and is also available upon request to the Company's Corporate Secretary.

Committee Memberships 2013
Audit/Ethics	Compensation	Executive	Finance	Governance & HS&E
James A. Lash (C)	Claire W. Gargalli (C)	Martin S. Craighead (C)	Lynn L. Elsenhans (C)	J. Larry Nichols (C)
Larry D. Brady	Clarence P. Cazalot, Jr.	Clarence P. Cazalot, Jr.	Claire W. Gargalli	Larry D. Brady
Clarence P. Cazalot, Jr.	Anthony G. Fernandes	J. Larry Nichols	Pierre H. Jungels	Anthony G. Fernandes
Lynn L. Elsenhans	Pierre H. Jungels	James W. Stewart	James A. Lash	James W. Stewart
J. Larry Nichols	Charles L. Watson	Charles L. Watson	James W. Stewart	Charles L. Watson
____________ (C) Chair of the referenced Committee.

Audit/Ethics Committee

The Audit/Ethics Committee held ten meetings during fiscal year 2013. The Board of Directors has determined that each of the Audit/Ethics Committee members meet the NYSE standards for independence as well as those contained in the Company's “Policy for Director Independence” within the Corporate Governance Guidelines. The Audit/Ethics Committee Charter can be accessed electronically under the “Corporate Governance” section of the Company's website at www.bakerhughes.com and is attached as Annex B to the Proxy Statement. The Vice President, Internal Audit and the corporate internal audit function report directly to the Audit/Ethics Committee. The Company's Corporate Internal Audit Department sends written reports quarterly to the Audit/Ethics Committee on its audit findings and the status of its internal audit projects. The Audit/Ethics Committee provides assistance to the Board of Directors in overseeing matters relating to the accounting and reporting practices of the Company, the adequacy of the Company's disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, the performance of the Company's internal audit function, the review and pre-approval of the current year audit and non-audit fees and the Company's risk analysis and risk management procedures. In addition, the Audit/Ethics Committee oversees the Company's compliance programs relating to legal and regulatory requirements. The Audit/Ethics Committee has developed “Procedures for the Receipt, Retention and Treatment of Complaints” to address complaints received by the Company regarding accounting, internal controls or auditing matters. Such procedures are included as Exhibit F to the Corporate Governance Guidelines.

The Audit/Ethics Committee also is responsible for the selection and hiring of the Company's independent registered public accounting firm. To promote independence of the audit, the Audit/Ethics Committee consults separately and jointly with the Company's independent registered public accounting firm, the internal auditors and management.

The Board has reviewed the experience of the members of the Audit/Ethics Committee and has found that each member of the Committee meets the qualifications to be an “audit committee financial expert” under the SEC rules issued pursuant to SOX. The Board has designated James A. Lash as the member of the Committee who serves as the “audit committee financial expert” of the Company's Audit/Ethics Committee.

Compensation Committee

The Compensation Committee held four meetings during fiscal year 2013. The Board of Directors has determined that the Compensation Committee members meet the NYSE standards for independence as well as those contained in the Company's “Policy for Director Independence.” The Compensation Committee Charter can be accessed electronically under the “Corporate Governance” section of the Company's website at www.bakerhughes.com. The Compensation Committee oversees our compensation programs and is charged with the review and approval of the Company's general compensation strategies and objectives and the annual compensation decisions relating to our executives and to the broad base of Company employees. Their responsibilities also include reviewing management succession plans; making recommendations to the Board regarding all employment agreements, severance agreements, change in control agreements and any special supplemental benefits applicable to executives; assuring that the Company's incentive compensation program, including the annual and long-term incentive plans, is administered in a manner consistent with the Company's compensation strategy; approving and/or recommending to the Board new incentive compensation plans and equity-based compensation plans; reviewing the Company's employee benefit programs; recommending for approval all administrative changes to compensation plans that may be subject to the approval of the stockholders or the Board; reviewing and reporting to the Board of Directors the levels of stock ownership by the senior executives in accordance with the Stock Ownership Policy; and reviewing any potential conflicts of interest of the compensation consultant. The Compensation Committee is also responsible for reviewing the outcome of the stockholder advisory vote on senior executive compensation. The Compensation Committee may delegate its authority to subcommittees.

The Compensation Committee is responsible for determining if there are any inherent potential risks in the compensation programs. The Committee exercises risk oversight with respect to risks relating to the compensation of the senior executives as well as the employees of the Company generally. The Compensation Committee seeks to structure compensation packages and performance goals for compensation in a manner that does not incentivize employees to take risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee designs long-term incentive compensation, including restricted stock, performance units and stock options in such a manner that employees will forfeit their awards if their employment is terminated for cause. The Committee also retains the discretionary authority to reduce bonuses to reflect factors regarding individual performance that are not otherwise taken into account. The Company's stock ownership guidelines established by the Board of Directors also mitigates compensation risks. During fiscal year 2013, the Compensation Committee determined the Company's compensation policies and practices for employees were not reasonably likely to have a material adverse effect on the Company. For more information pertaining to the Company's compensation policies and practices, please read the “Compensation Discussion and Analysis” section of this Proxy Statement.

Governance and HS&E Committee

The Governance and HS&E Committee held four meetings during fiscal year 2013. The Board of Directors has determined that the Governance and HS&E Committee members meet the NYSE standards for independence as well as those contained in the Company's “Policy for Director Independence.” A current copy of the Governance and HS&E Committee Charter can be accessed electronically under the “Corporate Governance” section of the Company's website at www.bakerhughes.com. In January 2014, the Board of Directors approved a change to the committee name from the Governance Committee to the Governance and Health, Safety and Environmental Committee. This change reflects an increase in responsibilities by the Committee related to the HS&E function. The functions performed by the Governance and HS&E Committee include overseeing the Company's corporate governance affairs, health, safety and environmental compliance functions, government relations and monitoring compliance with the Corporate Governance Guidelines. In addition, the Governance and HS&E Committee proposes candidates for the Board of Directors, reviews the structure and composition of the Board, considers the qualifications required for continuing Board service and recommends directors' compensation. The Governance and HS&E Committee annually reviews the Company's Policy Statement on Shareholders' Rights Plans and reports any recommendations to the Board of Directors.

The Governance and HS&E Committee has implemented policies regarding Board membership. The Governance and HS&E Committee will consider candidates based upon the size and existing composition of the Board, the number and qualifications of candidates, the benefit of continuity on the Board and the relevance of the candidate's background and experience with issues facing the Company. The Governance and HS&E Committee also strives to maintain a Board that reflects diversity, including but not limited to, gender, ethnicity, background, country of citizenship and experience. The criteria used for selecting directors are described in the Company's “Guidelines for Membership on the Board of Directors,” included as Exhibit A to the Corporate Governance Guidelines. In addition, the Company has established a formal process for the selection of candidates, as described in the Company's “Selection Process for New Board of Directors Candidates” included as Exhibit B to the Corporate Governance Guidelines, and candidates are evaluated based on their background, experience and other relevant factors as described in the "Guidelines for Membership on the Board of Directors." The Board and the Governance and HS&E Committee will evaluate candidates properly proposed by stockholders in the same manner as all other candidates.

The Governance and HS&E Committee has established, in accordance with the Company's Bylaws regarding stockholder nominees, a policy that it will consider director candidates proposed by stockholders in the same manner as all other candidates. Recommendations that stockholders desire to make for the 2015 Annual Meeting should be submitted between October 15, 2014 and November 14, 2014 in accordance with the Company's Bylaws and “Policy and Submission Procedures for Stockholder Recommended Director Candidates” included as Exhibit D to the Corporate Governance Guidelines and are also available upon request to: Chair, Governance and HS&E Committee of the Board of Directors, P.O. Box 4740, Houston, Texas, 77210, or to the Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas, 77019. Such recommendations should be accompanied by the information required under the Company's Bylaws for stockholder nominees and in accordance with the Company's Policy and Submission Procedures for Stockholder Recommended Director Candidates.

In connection with the 2014 election of directors, the Company did not pay any fee in 2013 to a third party to identify or evaluate or to assist in identifying or evaluating such nominees. In connection with the 2014 Annual Meeting, the Governance and HS&E Committee did not receive any recommendation for a nominee proposed from any stockholder or group of stockholders.

Stock Ownership by Directors

Each non-management director is expected to own at least five times his or her annual retainer in Company Common Stock. Such ownership level should be obtained within a reasonable period of time following the director's election to the Board. All non-management directors have met this ownership requirement.

On February 28, 2013, the Board of Directors, upon the recommendation of the Governance and HS&E Committee, approved changes to the Securities Trading and Disclosure Policy to prohibit pledging of the Company's securities as collateral for a loan, holding the Company's securities in a margin account in which any margin activity is undertaken, purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, exchange funds or other instruments) that are designed to hedge or offset any decrease in the market value of equity securities of the Company or writing options on the Company's securities. The changes to the Securities Trading and Disclosure Policy became effective on January 1, 2014.

Stockholder Communications with the Board of Directors

To provide the Company's stockholders and other interested parties with a direct and open line of communication to the Company's Board of Directors, stockholders may communicate with any member of the Board, including the

Company's Lead Director, the Chair of any committee or with the non-management directors of the Company as a group, by sending such written communication to the Company's Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas, 77019. The procedures for “Stockholder Communications with the Board of Directors” are also included as Exhibit E to the Corporate Governance Guidelines. In addition, pursuant to the Company's policy to request and encourage attendance at the Annual Meeting, such meeting provides an opportunity for stockholders to communicate with members of the Company's Board of Directors in attendance. All of the Company's directors attended the Company's 2013 Annual Meeting.

Business Code of Conduct

The Company has a Business Code of Conduct (the “Code of Conduct”) that applies to all officers, directors and employees, which includes the code of ethics for the Company's Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer and all other persons performing similar functions within the meaning of the securities laws and regulations. The Code of Conduct prohibits individuals from engaging in, or giving the appearance of engaging in any activity involving a conflict, or reasonably foreseeable conflict, between personal interests and those of the Company. Every year, each of these Company officers certifies compliance with the Company's Code of Conduct and the applicable NYSE and SOX provisions. The Audit/Ethics Committee of the Board of Directors of the Company oversees the administration of the Code of Conduct and responsibility for the corporate compliance effort with the Company. The Company's Code of Conduct and Code of Ethical Conduct Certification are posted under the “Corporate Governance” section of the Company's website at www.bakerhughes.com and are also available upon request to the Company's Corporate Secretary.

The Board's Leadership Structure and Role in Risk Oversight

The Board has five standing committees: Audit/Ethics, Compensation, Governance and HS&E, Finance and Executive. Other than the Executive Committee, all of the Board committees are comprised solely of independent directors. Each of the five committees has a different Chairperson. The Chairperson of each of the Audit/Ethics Committee, the Compensation Committee, the Finance Committee and the Governance and HS&E Committee is an independent director. Our Corporate Governance Guidelines require the election, by the independent directors, of a Lead Director who (i) presides at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of non-management directors; (ii) serves as a liaison between the Chairman and the non-management directors; (iii) has the authority to call meetings of the non-management directors; (iv) works with the Chairman in developing Board meeting agendas, schedules, and information provided to the Board; and (v) communicates with significant stockholders when appropriate on matters involving broad corporate policies and practices. The Governance and HS&E reviews and recommends to the Board a director to serve as Lead Director. J. Larry Nichols is the current Lead Director. The independent directors hold executive sessions at every regularly scheduled Board and Committee meeting and at such other times as the Board deems appropriate. Our Board leadership structure is utilized by numerous public companies in the United States, and we believe that it provides the optimal balance and is an effective leadership structure for the Company.

The Board has determined that the current structure, with a combined CEO and Chairman of the Board and an independent Lead Director, is in the best interests of the Company and our stockholders. The combined role of CEO and Chairman provides an effective balance between management of the Company and director participation in our board process and allows for management to focus on the execution of our strategic and business plans. As indicated above, our independent Lead Director was elected by the independent Board members and has a clear set of comprehensive duties that counterbalance the governance structure.

In accordance with the NYSE requirements, our Audit/Ethics Committee is responsible for overseeing risk analysis and risk management procedures. The Audit/Ethics Committee reviews guidelines and policies on enterprise risk management, including risk assessment and risk management related to the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. At each meeting of the Audit/Ethics Committee, the officers of the Company provide information to the Audit/Ethics Committee addressing issues related to risk analysis and risk management. At every regularly scheduled meeting of the Audit/Ethics Committee, the Company's Chief Compliance Officer provides a report to the Committee regarding the Code of Conduct, including updates pertaining to the status of the Company's compliance with its standards, policies, procedures and processes. The Company maintains an Enterprise Risk Management (“ERM”) process under which it reviews its business risk framework including an assessment of external and internal risks and appropriate mitigation activities. The Company's annual ERM report is provided to the Audit/Ethics Committee and in addition, a comprehensive in-person presentation is made to the entire Board. In addition to the risk oversight which is exercised by the Audit/Ethics Committee of the Board of Directors, each of the Compensation Committee, the Finance Committee and the Governance and HS&E Committee regularly exercises oversight related to risks associated with responsibilities of the respective Committee. For example, the Compensation Committee has reviewed what risks, if any, could arise from the Company's compensation policies and practices, while the Finance Committee consistently reviews risks related to the financial structure and activities of the Company and the Governance and HS&E Committee periodically provides oversight respecting risks associated with the Company's health, safety and environmental policies and practices. The Board of Directors believes that the risk management processes in place for the Company are appropriate.

Security Ownership of Management

Set forth below is certain information with respect to beneficial ownership of the Common Stock as of February 26, 2014 by each director, the persons named in the Summary Compensation Table below and the directors and executive officers as a group. The table includes transactions effected prior to the close of business on February 26, 2014.

Shares Beneficially Owned
Name	Shares Owned as of February 26, 2014	Shares Subject to Options Which Are or Will Become Exercisable Prior to April 27, 2014	Total Beneficial Ownership as of April 27, 2014	% of Class(1)
Larry D. Brady	23,872	9,039	32,911	—
Clarence P. Cazalot, Jr.	25,965	9,293	35,258	—
Lynn L. Elsenhans	4,870	9,497	14,367	—
Tony G. Fernandes	38,821	9,039	47,860	—
Claire W. Gargalli	30,640	9,039	39,679	—
Pierre H. Jungels	20,663	8,706	29,369	—
James A. Lash	8,363	5,368	13,731	—
J. Larry Nichols	29,190	9,293	38,483	—
James W. Stewart	292,420	170,758	463,178	—
Charles L. Watson	38,078	9,293	47,371	—
Martin S. Craighead	144,281	316,789	461,070	—
Peter A. Ragauss	120,476	317,513	437,989	—
Alan R. Crain	81,131	169,917	251,048	—
Belgacem Chariag	34,938	61,605	96,543	—
Derek Mathieson	50,414	91,006	141,420	—
All directors and executive officers as a group (26 persons)	1,172,638	1,649,205	2,821,843	—
__________

(1)	No percent of class is shown for holdings of less than 1%.

(2)
Mr. Stewart holds 11,666 shares indirectly as the trustee of trusts established for the benefit of his children. With respect to 79,368 shares indirectly held by B&A Group, LP for the benefit of his three children, following gifts of equal limited partnership interests in B&A Group, LP to three separate family trusts of which Mr. Stewart is the trustee, Mr. Stewart disclaimed his beneficial ownership of limited partnership interests in B&A Group, LP, except to the extent of his pecuniary interest therein.

Charitable Contributions

During the fiscal year ended December 31, 2013, the Company did not make any contributions to any charitable organization in which any director served as an executive officer that exceeded the greater of $1 million or 2% of the charitable organization's consolidated gross revenues.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires executive officers, directors and persons who beneficially own more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. SEC regulations require executive officers, directors, and greater than 10% beneficial owners to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of those forms furnished to the Company and written representations from the executive officers and directors, the Company believes its executive officers and directors complied with all applicable Section 16(a) filing requirements during the fiscal year ended December 31, 2013.

Certain Relationships and Related Transactions

The Company has, and strictly follows, formalized policies and procedures for identifying potential related party transactions and ensuring those policies are reviewed by the Board of Directors and the Audit/Ethics Committee. We subject the following related persons to these procedures: directors, director nominees, executive officers, individual 5% stockholders and any immediate family members of these persons.

As outlined in Exhibit C to our Corporate Governance Guidelines, the Board annually re-evaluates the independence of any “related person” for any transactions, arrangements or relationships, or any series of similar transactions, arrangements or relationships in which any director, director nominee, executive officer, or any immediate family member of those persons could be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Company does not have a formal set of standards to be substantively applied to each transaction reviewed by the Audit/Ethics Committee and then the Board. However, the standards utilized in its annual Director & Officer Questionnaire to determine if a related party transaction exists are modeled after Section 303A.02 of the New York Stock Exchange's Listed Company Manual. Instead of a formalized standard, potential related party transactions are reviewed and judgment is applied by the Board of Directors in accordance with its duties under Delaware and other applicable law to determine whether such transactions are in the best interests of the Company and its stockholders. In addition to the discussion under the “Business Code of Conduct” in this Proxy Statement, the “Baker Hughes Incorporated Policy for Director Independence, Audit/Ethics Committee Members and Audit Committee Financial Expert” are included as Exhibit C of the Corporate Governance Guidelines. The Company utilizes standard accounting procedures to monitor its financial records and determine whether a related person is involved in a business relationship or transaction with the Company for which disclosure is required.

There were no related party transactions during fiscal year 2013, and there have been no related party transactions during fiscal year 2014, except as follows. On March 1, 2014, the Company entered into a Transloading and Storage Services Agreement with Frac Resources, LLC which provides for the transloading and storing of proppant sands (the "Storage Agreement"). A member of the Company's Board of Directors, Mr. Watson, indirectly owns more than 10% of Frac Resources LLC and is co-founder and chairman of the board of a parent entity of which Frac Resources LLC is a majority-owned indirect subsidiary. The Storage Agreement is for an initial two-year term, and has an estimated value of $2,520,000. Pursuant to the Storage Agreement, the Company has committed to provide a minimum annual throughput volume or make a payment based on the amount of the shortfall multiplied by the transloading fee then in effect. The policies and procedures described above were followed in connection with the transaction contemplated by the Storage Agreement. The Board of Directors has determined that all members of the Board of Directors are independent, with the exception of Mr. Craighead.

Compensation Discussion and Analysis

Executive Summary

The purpose of our compensation program is to motivate exceptional individual and organizational performance that is in the long-term best interests of our stockholders. We use traditional compensation elements of base salary, annual incentives, long-term incentives, and employee benefits to deliver attractive and competitive compensation. We benchmark both compensation and Company performance in evaluating the appropriateness of pay. Our executive pay decisions are made by an independent Compensation Committee of our Board of Directors, with assistance from its independent consultant. We target the market median for fixed compensation, while providing the opportunity for executives to earn upper quartile incentive pay based on Company performance.

2013 Performance Overview

In 2013, the Company posted record revenue driven largely by the Eastern Hemisphere where operations grew by 14% compared to 2012. This growth can be attributed to market share gains in high growth markets such as the Middle East and Africa with solid improvements in profitability. A summary for 2013 is provided below:

•	Revenue for the year was a record $22.36 billion, up 5% compared to $21.36 billion for the year 2012;

•	Free cash flow for the year was a record $1.5 billion a result of our ongoing commitment to maintain capital discipline, as well as solid progress on key initiatives to improve working capital;

•	Capital expenditures were $2.1 billion for 2013, which was down 28% compared to 2012;

•
Our health, safety and environment (HSE) statistics showed year-on-year improvement on several fronts, and we finished the year with 30 Perfect HSE Days. Unfortunately, there was an increase in fatalities in 2013. The Company is committed to preventing such tragedies from happening in the future;

•	Although profit margins for our pressure pumping business in the U.S. fell short of expectations, we ended the year with a fourth consecutive quarter of improvement;

•
After a dramatic drop in activity in Brazil and Mexico early in the year, we realigned our business in Latin America to drive improved profitability, ending the year with a 12% operating profit margin for the fourth quarter of 2013; and

•
Our Eastern Hemisphere operations achieved solid growth in a variety of key markets, particularly Africa, the Middle East, and Russia Caspian. Our profitability was adversely impacted by a significant disruption in Iraq; however, it was partially offset by very strong profit improvement in Asia Pacific.

Based on our positive outlook for our business, we repurchased $350 million of Baker Hughes Common Stock during the fourth quarter of 2013. We project increased activity in all of our operational segments in 2014 led by 10% rig count growth in international markets and 5% well count growth in the U.S.

Participants

Our compensation programs include programs that are designed specifically for (1) our most senior executive officers, including our principal executive officer (“PEO”), our principal financial officer (“PFO”) and our three other most highly compensated executive officers (collectively, either the “Senior Executives” or “NEOs”) and (2) employees who are designated as executives of the Company (“Executives”), including the Senior Executives and (3) a broad base of Company employees. Peter A. Ragauss, Senior Vice President and Chief Financial Officer, announced he will retire by December 31, 2014. See "Letter Agreement with Peter A. Ragauss" for a description of the terms of his retirement.

The Senior Executives are:

•	Martin S. Craighead - Chairman & Chief Executive Officer (PEO)

•	Peter A. Ragauss - Senior Vice President & Chief Financial Officer (PFO)

•	Alan R. Crain - Senior Vice President, Chief Legal and Governance Officer

•	Belgacem Chariag - President, Global Products & Services

•	Derek Mathieson - Vice President, Strategy & Corporate Development

Pay for Performance

The Compensation Committee designs compensation programs to deliver compensation that is aligned with Company performance and thus stockholder interests. The following charts reflect the relationship between our PEO's pay and Company performance as well as peer performance.

The charts below illustrate the Company's Total Shareholder Return ("TSR") versus the TSR for the Company's oilfield services peer group that includes Halliburton Company, National Oilwell Varco Inc., Schlumberger Ltd. and Weatherford International Ltd. (the "Peer Group") over the three-year period ending 2013 as well as both the Company's target and realized pay versus the median realized pay of the Company's peers in the Peer Group over the same three-year period.

Target pay includes base salary, target bonus, the Black-Scholes grant date value of stock options, restricted stock, and cash-based performance unit awards for the period. Realized pay includes base salary, bonus payout, a recalculated Black-Scholes value of stock options using updated inputs but holding the original exercise price the same, the December 31, 2013 value of restricted stock granted during the period, and the value of cash-based performance units paid out during the period.

The charts below illustrate the alignment of our PEO’s compensation with the performance of the Company. Over the past three years, the PEO has realized less in compensation than the median of the Peer Group.

The chart below illustrates the Company's three-year realized pay percentile ranking and performance percentile ranking for our PEO versus the Peer Group for the three-year period ending 2013. Realized pay includes base salary, bonus payout, a recalculated Black-Scholes option value using updated inputs but holding the original exercise price the same, the December 31, 2013 stock price of restricted stock granted during the period, and the value of cash-based performance units paid out during the period. The chart reflects that for both the one-year and three-year periods ending in 2013, the Company’s pay is aligned with its performance.

.

Compensation Objectives

To reward both short and long-term performance and to further our compensation objectives, our executive compensation program is designed to:

Objectives	How We Meet Our Objectives
Attract and retain knowledgeable, experienced, and high performing Senior Executives
• Provide a competitive total pay package, taking into account the base salary, incentives and benefits.

• Regularly benchmark our pay programs against the competitive market, comparing both fixed and variable, at-risk compensation that is tied to short and long-term performance. We use the results of this analysis as context in making pay adjustments.

• Administer plans to include three-year performance cycles on long-term incentive plan awards, three-year vesting schedules on equity incentives, and competitive total benefit programs, including retirement benefits.

Reward the creation of long-term stockholder value
• The long-term incentive plan consists of a combination of stock options, restricted stock awards, and cash-based and stock-based performance units.

• The incentive programs include specific financial performance measures that are fundamental to long-term stockholder value creation:
• The Annual Incentive Compensation Plan uses earnings per share, free cash flow and earnings before interest and taxes margin growth as compared to our peers.
• The long-term incentive plan uses revenue growth, profit before taxes margin, and return on capital employed as compared to our peers.

Address the complexities in managing a cyclical business that is subject to world demand for oil and gas
• The short-term incentive programs provide for formulaic and non- formulaic short-term performance goals and rewards managers for the achievement of those goals.

• The long-term incentive plan utilizes a combination of share growth and full-value awards, balancing retention and appreciation through the business cycles.

• The performance unit component of the long-term incentive plan measures Company performance relative to industry peers, mitigating the difficulty in goal setting over long periods.

Drive and reward performance that supports the Company's core values of integrity, teamwork, performance, learning and courage
• Success in the promotion of core values is considered in the base salary review process and when determining annual award values for long-term incentive compensation awards.

• The short-term incentive programs allow for the reduction or elimination of bonus payouts if the Company's core values are not upheld.

Provide a significant percentage of total compensation that is variable and at risk	• Annual and long-term incentive compensation comprises, on average, more than two-thirds of our Senior Executives' total direct compensation.
Reinforce adherence to high ethical, environmental, health and safety standards
• The performance scorecard bonus component may include specific business goal targets related to health, safety and the environment ("HSE").

• The short-term incentive programs allow for reduction or elimination of bonus payouts if the HSE standards are not upheld.

Motivate management to take prudent, but not excessive, risks
• Pay programs emphasize long-term incentive compensation with overlapping year-over-year performance-based vesting schedules.

• Our share ownership guidelines encourage Executives to focus on the long-term interests of our stockholders.

• We utilize multiple performance measures for short-term and long-term incentives, as well as peer comparisons.

Align executive and stockholder interests
• Our share ownership guidelines motivate alignment between long-term stockholder value creation and management decisions.

• The ultimate value of two-thirds of our annual equity grants is driven by stock price performance.

Consideration of Advisory Say on Pay Voting Results

In compliance with Section 14A of the Securities Exchange Act, we ask our stockholders to approve, on an advisory basis, the compensation of our named executive officers (the "NEOs") as disclosed in this Proxy Statement (commonly known as a “Say on Pay” proposal). The Compensation Committee believes that the advisory Say on Pay votes of our stockholders are an important means by which stockholders may express their views regarding the Company's executive compensation. While the Say on Pay votes are advisory and not binding on the Company, the Compensation Committee strongly values the opinions of the stockholders as expressed in the Say on Pay votes. On an ongoing basis, the Compensation Committee monitors the performance of the Company and its Senior Executives, makes business determinations concerning what performance goals the Compensation Committee believes are appropriate, determines what financial incentives are appropriate to motivate the achievement of these goals and designs and modifies the Company's executive compensation programs as it deems appropriate and consistent with these determinations. In making its determinations, the Compensation Committee is guided by its fiduciary duties to our stockholders and its business judgment concerning what is in the best interests of our stockholders.

The Compensation Committee carefully considered the 2013 Say on Pay voting results to ascertain whether there was a general level of support that was meaningful. In 2013, our stockholders voted 93% in favor of the Company's executive compensation practices, which the Compensation Committee considers a meaningful level of support. Notwithstanding this high level of support in favor of our existing executive compensation practices, the Compensation Committee continues to refine our programs to further improve alignment with the interests of our stockholders. In 2013, we initiated discussions with a number of our investors and solicited their feedback on a variety of corporate governance topics, including executive compensation practices. We intend to continue to initiate robust engagement with our stockholders.

Changes to our Compensation Program

In 2013, the Compensation Committee approved a change to the financial metrics upon which the Annual Incentive Compensation Plan (the "AICP") is based. For several years, the annual incentive was based upon one financial metric, earnings per share. In 2013, the financial metrics for the AICP were expanded to include not only earnings per share but also free cash flow, with the intent to drive improved collection of receivables, efficiencies in payables, and optimal inventory levels that are aligned with the Company's business goals. In addition, the Committee introduced a third metric, which is used to provide a positive or negative multiplier to the earnings per share and free cash flow financial metric achievements based on Earnings Before Interest and Taxes ("EBIT") margin growth compared to our peers. The multiplier is intended to reward executives when our margins are growing faster than those of our Peer Group, and to reduce the incentive payout if our margin growth trails our peer's margin growth.

For 2013, the Compensation Committee also approved changes to the design and metrics for the long-term incentive plans, specifically our Performance Units. Previously, the metrics for our Performance Units included revenue growth, operating profit margin and return on capital employed (ROCE) relative to our peers. For 2013, the margin growth relative to peers metric was moved to the AICP and the metrics for our Performance Units were modified to include revenue growth and ROCE relative to our peers. Performance relative to peers on ROCE is measured both in absolute (ranking among the Peer Group) and relative growth terms.

Additionally, in January 2014, the Compensation Committee approved changes to Performance Units for select members of our senior management to provide for settlement in shares of our Common Stock rather than settlement in cash, as well as the addition of a relative Total Shareholder Return (TSR) modifier in order to further align the interests of our Senior Executives with the long-term interests of our stockholders.

Further, in January 2014, the Board of Directors adopted a policy applicable to Executive Officers that provides for the potential recoupment of short- and long-term incentive compensation in the event of a financial restatement resulting from their misconduct.

Compensation Consultant and Conflict of Interest Analysis

The Compensation Committee has continued to retain Frederic W. Cook & Co., Inc. ("Cook") as its independent compensation consultant. Cook advises the Compensation Committee on matters related to the Senior Executives' compensation and general compensation programs, including industry best practices. In accordance with the requirements of Item 407(e)(3)(iv) of Regulation S-K, in 2013 the Compensation Committee considered the relationships Cook has had with the Company, the members of the Compensation Committee and our executive officers, as well as the policies that Cook has in place to maintain its independence and objectivity, and determined that no conflicts of interest arose from the work performed by Cook. It is anticipated that this relationship will continue during 2014.

Cook provides the following consulting services to the Compensation Committee:

•	assists in the annual review and approval of the comparator groups used to benchmark executive compensation levels;

•	provides comparative market data on compensation practices and programs; and

•	advises in:

◦	determining base salaries for Senior Executives;

◦	setting individual performance goals and award levels for Senior Executives for the long-term incentive plan performance cycle;

◦	compensation trends and regulatory matters affecting compensation; and

◦	designing and determining individual grant levels for Senior Executive long-term incentive awards.

Cook periodically provides consulting services to the Governance and HS&E Committee, as follows:

•	advises on policy covering the payment of director fees; and

•	advises on equity and non-equity compensation awards to directors.

Benchmarking

The competition in the market for executive talent magnifies the need to ensure that our executive compensation programs are appropriately positioned against peer companies in order to strengthen our ability to attract, engage and retain key executives.

Because of the technical nature of the industry, cyclical nature of the markets, high labor needs and capital requirements, oilfield service companies provide the best competitive benchmarks. However, due to market consolidation over the past several years, the number of similarly sized oilfield service companies with which we compete for talent has declined.

The Company uses a group of 20 companies, the Reference Group, for competitive benchmarking. In selecting the Reference Group, the Company narrowed the broad universe of public companies down to a smaller group of companies by considering companies within a size range against which the Company competes for talent as well as business characteristics such as asset intensity and cash flow margin. The list was narrowed further taking into account factors, including but not limited to, global scale, engineering, technology and industrial applications, multiple divisions, logistical complexity, business services, size (and other financial measures) and asset/people intensity.

The following chart reflects the Reference Group companies and illustrates how competitive information is used to compare performance and compensation.

Using the Reference Group and the Peer Group proxy data as well as published survey data in both the general industry and the energy industry (collectively, the “Survey Data”) addresses the need for both statistical validity and industry influence in the data. The Reference Group is comprised of industry peers and companies in broader energy and general industry sectors with similar business characteristics, size, margins, competition for talent, and other key compensable factors and is statistically meaningful. The Reference Group data is used to assess the competitive market value for executive jobs, pay practices, validate targets for pay plans, test the compensation strategy, observe trends and provide a general competitive backdrop for decision making. Data concerning the Peer Group, which is comprised of four direct industry peers, is used to conduct a general, high level review, compare Company performance in our industry, understand pay practices and trends, compare plan design specifics, evaluate the effects of the industry cycle on compensation and validate compensation targets.

Pay Mix
The charts below show the mix of compensation elements of our executive officers for fiscal 2013 as compared to the mix of compensation elements of the market median within the Reference Group. This comparison demonstrates that the allocation of our compensation elements is similar to the compensation practices of our Reference Group, but with more weight to long-term incentives. This allocation is aligned with one of our compensation objectives to provide a significant percentage of total compensation that is variable and at risk.

Components of the Executive Compensation Program

The Compensation Committee reviews, on an annual basis, each compensation element for each of the Senior Executives. The Compensation Committee balances the executive's scope of responsibilities and experience against competitive compensation levels. The Compensation Committee is responsible for reviewing and approving the Company's goals and objectives relevant to the PEO's compensation, evaluating the PEO's performance in light of such goals and objectives and determining the PEO's compensation level based on this evaluation and other relevant information.

In addition, each year the PEO presents to the Compensation Committee his evaluation of each of the other Senior Executives, which includes a review of each Senior Executive's contribution and performance over the past year, strengths, development needs and succession potential. The PEO makes no recommendations to the Compensation Committee regarding his own compensation. Following this presentation and a review of the Survey Data, the Compensation Committee makes its own assessments and approves compensation for each Senior Executive.

Base Salaries

The Compensation Committee targets the market median of the Reference Group for the base salaries of our Senior Executives. When considering an adjustment to a Senior Executive's base salary, the Compensation Committee reviews the Survey Data and evaluates the Senior Executive's position relative to the market, his level of responsibility and experience as well as overall Company performance. The Compensation Committee also considers the Senior Executive's success in achieving business objectives, promoting our core values and keys to success, improving health and safety, demonstrating leadership and achieving specific individual performance goals (as further described in the “Bonuses Based on Achievement Against Performance Scorecard” section).

In determining base salaries, the Compensation Committee also considers the Company's continuing achievement of its short and long-term goals including:

•	the financial performance of the Company;

•	the effective execution of the strategy approved by our Board of Directors; and

•	the development of human resource capability.

In 2013, the Compensation Committee reviewed the compensation for Senior Executives and approved base salary increases as detailed in the chart below.

Senior Executives	% Increase Awarded in 2013	New Salary	Effective Date
Martin S. Craighead	20.0%	$1,200,000	March 31, 2013
Peter A. Ragauss	2.7%	$760,000	March 31, 2013
Alan R. Crain	3.0%	$721,000	March 31, 2013
Belgacem Chariag	17.5%	$670,000	March 31, 2013
Derek Mathieson	17.0%	$620,000	March 31, 2013

There were several key factors in the decisions to modify the base salaries for certain Senior Executives. In 2012, as a newly appointed CEO, Mr. Craighead's base salary was positioned below the median of the benchmark data at that time. In 2013, the Compensation Committee approved a base salary increase for Mr. Craighead to $1,200,000 which positions his base salary within 10% of the market median based on the most current benchmark data. Mr. Craighead was appointed President and CEO in January 2012 and Chairman and CEO in April 2013. The Committee approved base salary increases of 2.7% and 3.0%, respectively, for Messrs. Ragauss and Crain to reflect their achievements in 2012. The Compensation Committee approved base salary increases for Messrs. Chariag and Mathieson of 17.5% and 17.0%, respectively, to more closely align their salaries with benchmark data and to reflect the scope of their positions.

Short-Term Incentive Compensation

The short-term incentive compensation programs provide Senior Executives with the opportunity to earn cash bonuses based on the achievement of specific Company-wide, business unit, functional and individual performance goals. The Compensation Committee designs the short-term incentive programs to provide incentives for Senior Executives to attain certain short-term performance goals. The short-term incentive compensation opportunity is delivered by way of two incentive programs: the AICP and the performance scorecard. The combined payouts for Senior Executives under the short-term incentive compensation programs are targeted to provide compensation at the market median of the Survey Data in years where we reach target performance levels under both programs. Similarly, the short-term incentive compensation programs are designed to pay above the market median in years where performance exceeds target performance levels, and below when performance falls short of expectations. Short-term incentive bonuses are generally paid in cash in March of each year for the prior fiscal year's performance.

The short-term incentive opportunity for Senior Executives is based on specific financial goals and achievement against our performance scorecard. Greater weight is placed on the formula-based component of the short-term incentives consistent with the Company's goal of providing a meaningful link between compensation and Company performance.

Annual Incentive Compensation Plan

The following table shows the 2013 annual incentive target compensation for each of the Senior Executives under the AICP. The annual incentive bonus target for each Senior Executive is reviewed by the Compensation Committee each year and is set based on the Survey Data and the individual contribution level and potential of each individual executive. The bonus targets for Messrs. Chariag and Mathieson were increased from 45% to 48% in 2013 to more closely align their total bonus opportunities with the benchmark data. The bonus opportunities for both Messrs. Chariag and Mathieson are currently positioned below the market median for their positions.

2013 AICP Targets for Senior Executives

Senior Executives	Target Incentive Compensation % of Base Salary
Martin S. Craighead	72.0%
Peter A. Ragauss	54.0%
Alan R. Crain	48.0%
Belgacem Chariag	48.0%
Derek Mathieson	48.0%

In 2013, the financial metrics for the AICP were earnings per share and free cash flow, equally weighted. In addition, a third metric based on the Company’s rank in EBIT margin growth relative to three peers, Schlumberger, Halliburton, and Weatherford, is used as a positive or negative payout modifier. The payout modifier is applied by multiplying the potential payouts based upon the combined achievement for the earnings per share and free cash flow financial metrics by 150% for a first place ranking; 125% for a second place ranking; 100% for a third place ranking; or 75% for a fourth place ranking.

For 2013, the Compensation Committee approved three performance levels with respect to the achievement of the two established AICP financial metrics, earnings per share and free cash flow: (1) entry level, (2) expected value, and (3) over achievement. The expected values for both measures were set higher than investor expectations at the outset of the fiscal year 2013 to ensure payouts rewarded exceptional performance and were thus aligned with stockholder interests.

Performance targets are established at levels that challenge the individual Senior Executive to perform at a high level. Performance goals are set such that only exceptional performance will result in payouts above the target incentive and poor performance will result in no incentive payment.

As detailed in the chart below, entry level is the minimum level of financial performance for which the Compensation Committee approves any annual incentive payout under the AICP and the payout is 25% of target incentive compensation. For each measure, if our financial performance is less than the entry level threshold, there is no AICP payout for that fiscal year. If our financial performance reaches the expected value level, the AICP payout equals 100% of target incentive compensation. If our financial performance reaches the over achievement level or higher, the AICP payout equals 200%. Achievement between any level results in a payout that is determined by interpolation between payout levels or extrapolation for exceeding the over achievement level. For 2013, the Compensation Committee approved an overall cap on bonus payments for Senior Executives equal to 200% of each Senior Executive's target bonus, but in no event more than $4 million.

Performance Level	Definition	Payout Level % of Target	2013 Earnings Per Share Target	2013 Free Cash Flow Target
Entry Level	Minimum achievement level for payout	25% Payout	$2.18	$518 Million
Expected Value	Performance meets expected value	100% Payout	$3.12	$1,036 Million
Over Achievement	Performance exceeds expected value	200% Payout	$3.43	$1,295 Million

To calculate the bonus payout for the 2013 performance period, the achievement level for earnings per share and free cash flow was determined first. Our 2013 adjusted earnings per share was $2.72, which is below the Expected Value achievement target of $3.12 resulting in an achievement of 68.1% of target. Our 2013 free cash flow was $1,531 million, which is above the Over Achievement level resulting in an achievement of 382.2% of target. The average achievement for earnings per share and free cash flow was 225.2% of target.

Next, the achievement for the modifier, EBIT margin growth relative to peers, was determined. The Company ranked 3rd in EBIT margin growth against the three peer companies; the modifier for a 3rd place rank relative to peers is 100% and this was applied to the combined achievement for earnings per share and free cash flow resulting in an overall payout of 225.2% of target. The final payout was capped at 200% of target due to the overall bonus payout cap.

The Compensation Committee awarded Messrs. Craighead, Ragauss, Crain, Chariag, and Mathieson cash-based awards under the AICP in the amounts of $1,650,462, $814,984, $686,732, $617,354 and $571,938, respectively, based upon the established performance metrics described above.

Bonuses Based on Achievement Against Performance Scorecard

While the AICP rewards Senior Executives for the achievement of specific formulaic financial measures, the Compensation Committee utilizes a performance scorecard to reward Senior Executives based upon the Compensation Committee's assessment of the achievement of specific performance goals that are critical to the execution of the Company's strategy, but may or may not be formulaic in nature. At the beginning of each year, the Compensation Committee establishes the portion of each Senior Executive's base salary that will be considered as the basis for a bonus related to the achievement of these specific performance goals.

The following table shows the 2013 performance scorecard targets for each of the Senior Executives. The bonus target for each Senior Executive is reviewed by the Compensation Committee each year and is set at the market median in light of the Survey Data. The target bonuses for Messrs. Chariag and Mathieson were increased from 30% to 32% to more closely align total bonus opportunity with the benchmark data; the total bonus opportunity for both are currently positioned below the market median for their positions.

2013 Performance Scorecard Targets for Senior Executives

Senior Executives	Performance Scorecard Bonus Targets % of Base Salary
Martin S. Craighead	48.0%
Peter A. Ragauss	36.0%
Alan R. Crain	32.0%
Belgacem Chariag	32.0%
Derek Mathieson	32.0%

The maximum funds available for the payment of bonuses related to the performance scorecard may not exceed 2.5 times the respective targets for all participants.

For 2013, the performance scorecard goals for the Senior Executives were aligned with the annual business objectives of the PEO. At the beginning of 2013, the Compensation Committee established performance goals for the PEO and the Board of Directors set the goals for Mr. Craighead in his role as Chairman and CEO. While the measures for evaluating the Senior Executives' performance with respect to the performance goals are subject to the Compensation Committee's discretion, the Compensation Committee and the Company establish performance scorecard goals and specific expectations related to the achievement of these goals at the beginning of each year.

The 2013 performance scorecard goals related to the business objectives of the PEO and his direct reports included improving key health safety and environment metrics, remaining best in class in legal and financial compliance, delivering consistent financial performance, improving pressure pumping operational performance, continuing to improve our strategic positioning and continuing to strengthen leadership and organizational capabilities. The Compensation Committee evaluated the results achieved for each of the goals established for the performance scorecard and determined whether or not each goal had been achieved.

The Compensation Committee considered the achievement for the performance goals below for 2013:

Performance Component	Beginning of Year Performance Expectation	Assessment of Performance for 2013
Health, safety and environment enterprise goals	Improve key HSE metrics by 10%	Year-on-year improvement on key metrics was overshadowed by an increase in fatalities suffered during the year
Legal & financial compliance	Ensure that Baker Hughes remains best in class in legal and financial compliance	Fully achieved
Financial performance	Deliver consistent financial performance	Not achieved due in part to margins for our pressure pumping business falling short of expectations
Strategic positioning	Continue to improve Baker Hughes’ strategic positioning	Achieved on all fronts except in Iraq, where profitability improvement in the first half of year was negated by force majeure at year-end
Leadership and organizational capabilities	Strengthen leadership bench while improving nationalization and retention	Strong results on most fronts, but fell short on retention goals
Operations	Drive education, understanding and implementation of the Company's operating system	Exceeded expectations

The Compensation Committee assesses the PEO's performance relative to the established performance goals and determines whether or not a payout will be made. The same process is conducted for the other Senior Executives taking into account the recommendations of the PEO. No Senior Executive has any guaranteed right to any bonus. In determining the bonus amounts, the achievement of (or failure to achieve) the performance goals under the AICP is not a factor that is considered by the Compensation Committee. As part of the process for assessing Company and individual performance under the scorecard, the Committee is given updates at each quarterly meeting. In addition, the PEO gives a preview of final results at the Committee’s January meeting. The Committee carefully considers all of the factors influencing the results and the Senior Executive's performance impacting those results. Based on their assessment, the Committee determined that the Company had achieved significant progress in certain goals, while falling short in other areas.

Based upon their 2013 performance as compared to the established performance goals described above, the Compensation Committee awarded Messrs. Craighead, Ragauss, Crain, Chariag, and Mathieson cash-based awards in the amounts of $275,000, $272,000, $118,000, $107,000 and $80,000, respectively (representing approximately a 50% target payout on average). The payout for Mr. Ragauss was based on the terms of his Letter Agreement dated December 8, 2013 as described below under "Employee Benefits."

Long-Term Incentive Compensation

The long-term incentive program allows Senior Executives to earn compensation over a number of years based upon stock price performance and/or sustained financial performance over multiple years. Consistent with our at-risk pay philosophy, long-term incentives comprise the largest portion of a Senior Executive's compensation package.

A primary objective of the long-term incentive program is to align the interests of Senior Executives with those of our stockholders. The long-term compensation program has been composed of stock options, restricted stock and performance units. The Compensation Committee determines the total stock options, restricted stock, and cash-based performance units granted to Senior Executives as well as the size of individual grants for each Senior Executive. The awards granted to Senior Executives by the Compensation Committee vary each year and are based on Survey Data, the Senior Executive's performance and the Senior Executive's total compensation package. While the Compensation Committee reviews each Senior Executive's historical awards, it does not systematically consider those awards when making individual awards. Long-term incentives were allocated to Senior Executives in 2013 as detailed in the chart below.

2013 Allocation	Company Goals	Future Value Dependent On
Cash-Based Performance Units: 30%	Motivate differential financial performance	Financial performance against peers
Stock Options: 40%	Drive stock price; retain executives	Stock price appreciation
Restricted Stock Awards: 30%	Retain executives; drive stock price	Stock price appreciation

The chart below illustrates the target multiple for each NEO and the grant date value of the long-term incentive award as it relates to meeting the target percentile. The Compensation Committee sets these target award levels based on competitive compensation information including the Survey Data, the vitality of the industry, the demand for talent, cost considerations, and the performance of the Company and the NEOs. The Company’s compensation strategy for long-term incentives is to target the 75th percentile of the market when setting the target multiple for each Senior Executive; however, currently the target multiples are positioned at the market median in aggregate.

Senior Executives	Target Multiple % of Base Salary	Grant Date Value of 2013 Long-Term Incentive Award
Martin S. Craighead	725%	$7,249,946
Peter A. Ragauss	450%	$3,329,948
Alan R. Crain	400%	$2,799,949
Belgacem Chariag	350%	$2,566,473
Derek Mathieson	350%	$1,854,968

Stock Options

 An important objective of the long-term incentives is to strengthen the relationship between the long-term value of our Common Stock and the potential financial gain for our employees. Stock options provide Senior Executives with the opportunity to purchase our Common Stock at a price that is fixed on the grant date regardless of future market price. Stock options are generally awarded twice a year in January and July and generally vest and become exercisable in one-third increments annually after the grant dates.

Our practice is that the exercise price for each stock option is the closing market price of a share of our Common Stock on the NYSE on the last trading day prior to the grant date. The exercise prices of the stock options granted to the NEOs during the 2013 fiscal year are shown in the Grants of Plan-Based Awards Table. Additional information on these grants, including the number of shares subject to each grant, is also shown in the Grants of Plan-Based Awards Table.

Restricted Stock Awards/Restricted Stock Unit Awards

Restricted stock and unit awards serve as a retention aid, since they provide Senior Executives the opportunity for capital accumulation and a more predictable long-term incentive value than is provided by stock options or cash-based performance units. Restricted stock and unit awards are performance-based since as stock price increases, the Senior Executive's reward increases as does the stockholders' reward. Additionally, restricted stock and unit awards are intended to aid in the retention of Senior Executives through the use of a service-based vesting schedule (generally one-third increments annually after the grant date). Restricted stock and unit awards are generally awarded to Senior Executives once a year in January, at the same time as awards are made to the general eligible employee population.

Performance Units

Performance units represent a significant portion of our long-term incentive compensation program. Performance units are certificates of potential value that are payable in cash or in shares of our Common Stock after the end of a specified performance period. The performance units are designed to motivate the Senior Executives to strive to achieve certain specific Company long-term performance goals during specific performance periods. While the values of stock options and restricted stock awards tie directly to our stock price, performance units focus our executives' attention on specific financial goals that we believe will lead to sustained stockholder value and mitigate the impact of the volatility of the stock market on our long-term incentive compensation program.

Each of the Senior Executives was granted performance unit awards during 2011, 2012 and 2013. Performance units are generally awarded once each year (typically in January) to Senior Executives at the same time as grants are made to the general eligible employee population. The performance unit program operates in overlapping three-year periods with a payout determined at the end of each three-year period. The actual value our Senior Executives may realize under the performance unit program depends on how well we perform against our Peer Group with respect to specified performance goals that are established by the Compensation Committee with assistance from the Compensation Committee's independent compensation consultant.

Performance Measurement Periods

Under the terms of the performance unit program, the amounts payable under performance unit awards are based upon our performance during four performance measurement intervals, one three-year performance measurement interval and three one-year performance measurement intervals within that three-year period. As of the end of each measurement interval, our performance is measured against the performance of our Peer Group members and 25% of the performance unit award value is determined. The payout, if any, will be made after the close of the three-year performance period, in March 2014, March 2015 and March 2016 for performance unit awards granted in 2011, 2012 and 2013, respectively.

As detailed in the chart below, the 2011, 2012 and 2013 performance units involve multiple performance measurement periods. Our performance relative to the performance of our Peer Group will be determined over four distinct periods and each period will make up 25% of the final value of the units.

2011 Performance Units	2012 Performance Units	2013 Performance Units
One-Year Period (2011)	One-Year Period (2012)	One-Year Period (2013)
One-Year Period (2012)	One-Year Period (2013)	One-Year Period (2014)
One-Year Period (2013)	One-Year Period (2014)	One-Year Period (2015)
Three-Year Period (2011 to 2013)	Three-Year Period (2012 to 2014)	Three-Year Period (2013 to 2015)

In the case of the performance units granted by us in 2011, 25% of the performance unit value is determined based upon one-year performance relative to certain specified performance criteria (discussed below) at the end of each of 2011, 2012 and 2013. The final 25% of the performance unit value is calculated at the end of 2013 based upon the cumulative performance of the Company over the three-year performance period 2011 through 2013. Any payouts under the 2011 performance units will be paid in March 2014. The performance unit value is determined in the same manner for the units granted in 2012 and 2013.

Performance Unit Metrics

There are three basic performance metrics that apply to the 2011 and 2012 performance units. The potential amounts payable under the 2011 and 2012 performance units are based upon our (1) revenue growth, (2) pre-tax operating margin, and (3) return on capital employed ("ROCE") for the applicable performance periods, as compared to our Peer Group. The Compensation Committee approved a change in the three metrics for the 2013 performance units. The potential amounts payable under the 2013 performance units are based on our (1) revenue growth, (2) return on capital employed for the applicable periods, and (3) the relative change in return on capital employed for the applicable performance periods, as compared to our Peer Group. The Peer Group includes Halliburton Company, National Oilwell Varco, Inc., Schlumberger Limited and Weatherford International Ltd.

Revenue growth is the percentage increase of the revenue of the relevant company for the relevant one-year or three-year performance period. Revenue growth for a one-year performance period is the result of (a) minus (b), divided by (c), where (a) is the revenue of the relevant company for the fiscal year of the relevant company that coincides with or ends within the one-year performance period and (b) and (c) are the revenue of the relevant company for the fiscal year of the relevant company that coincides with or ends within the calendar year immediately preceding the one-year performance period.

Revenue growth for a three-year performance period is the result of (a) minus (b), divided by (c), where (a) is the revenue of the relevant company for the fiscal year of the relevant company that coincides with or ends within the final fiscal year of the three-year performance period, and (b) and (c) are the revenue of the relevant company for the fiscal year of the relevant company that coincides with or ends within the fiscal year immediately preceding the three-year performance period.

Pre-tax operating margin is the quotient of earnings before interest and taxes for the relevant company for the fiscal year(s) that coincides with or ends within the relevant one-year or three-year performance period, divided by the relevant company's total revenue during that period of time.

Return on capital employed is the relevant company's earnings before interest and taxes for the fiscal year(s) of the relevant company that coincides with or ends within the relevant one-year or three-year performance period, divided by the relevant company's capital employed for that period of time.

Relative change in return on capital employed is the year-on-year change in the relevant company's earnings before interest and taxes for the fiscal year(s) of the relevant company that coincides with or ends within the relevant one-year or three-year performance period, divided by the relevant company's capital employed for that period of time.

2011 and 2012 Performance Units

2013 Performance Units

Amounts Payable Under 2011, 2012 and 2013 Performance Units for One-Year Performance Periods and for the Three-Year Performance Period

In the case of the one-year performance measurement periods and the three-year performance measurement periods under the 2011, 2012 and 2013 performance unit awards, the unit value earned during an applicable performance measurement period (a one-year or three-year performance measurement interval, as applicable) for each of the three revenue growth, pre-tax operating margin and return on capital employed performance goals applicable to the performance measurement period is one-third of 25% of the unit value amount listed below:

2011, 2012, 2013 One-Year Performance Periods and Three-Year Performance Period (2011-2013)
Peer Group Rank	5th	4th	3rd	2nd	1st
Unit Value	$0	$45	$90	$135	$200

Performance Unit Payout Calculation for Units Granted in 2011

The table below illustrates the manner in which the amounts payable under the performance unit awards granted in 2011 were calculated. The relative rank and periodic values reflect the achievement of the Company during the 2011 - 2013 performance period.

For each measurement period, our performance was compared to the performance of the companies in the Peer Group, and assigned a rank of 1st, 2nd, 3rd, 4th or 5th. Based on the rankings achieved as listed in the table above, revenue growth, pre-tax operating margin and return on capital employed for the 2011 performance period, the performance unit value achieved for the performance period was $15.00 in the aggregate (average of 25% of $90, 25% of $45 and 25% of $45, respectively). Unit values for 2012, 2013 and for the three-year period were calculated in the same manner.

At the end of the three-year performance period, the total amount that will be paid to the Senior Executives in March 2014 for the 2011 - 2013 performance period is $48.75 per unit (calculated as the sum of $15, $7.50, $15 and $11.25).

The performance unit payout calculation for units granted in 2012 will be calculated in the same manner.

Performance Units Granted in 2013

The Compensation Committee modified the metrics for the performance units granted in 2013. The operational measures were adjusted to compare our performance results against our peers for the following metrics: revenue growth, ROCE and improvement in ROCE. The Company’s rank against peers based on Operating Margin was selected as an additional metric in the short term incentive program, and removed as a metric in the long term incentive program.

The payout percentage for ROCE will be based on a combination of the Company’s rank in absolute ROCE as well as the Company rank in percentage growth in ROCE, as shown in the table below.

Certain Tax Implications of Short-Term Incentives and Long-Term Incentives

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to the PEO and the other NEOs other than Mr. Ragauss (because he is PFO) unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. We intend that certain compensation paid to Senior Executives qualifies for deductibility as performance-based compensation under Section 162(m), including (i) certain amounts paid under our AICP and (ii) certain options and certain other long-term performance-based stock or cash awards granted pursuant to the 2002 D&O Plan. We may pay compensation to our Senior Executives that may not be deductible, including discretionary bonuses or other types of compensation.

Although the Compensation Committee has generally attempted to structure certain executive compensation so as to preserve deductibility, it also believes that there are circumstances where the Company's interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the Code.

Although equity awards may be deductible for tax purposes by the Company, the accounting rules pursuant to FASB ASC Topic 718 require that the portion of the tax benefit in excess of the financial compensation cost be recorded to additional paid-in capital.

Employee Benefits

We offer a variety of health and welfare and retirement programs to all eligible employees. The Senior Executives generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees who work in the United States. Programs that provide a different level of benefits for Senior Executives are detailed in the chart below, including include long-term disability, life insurance, the Executive Severance Plan and the Supplemental Retirement Plan (the "SRP").

The following is a description of these programs and benefits for 2013.

Health Care

The health care program provides medical, prescription drug, dental and vision coverage for employee and eligible covered dependents as well as flexible spending accounts which allow employees to save pre-tax dollars for eligible health care and/or dependent day care expenses. Preventive services, including physical exams, are covered at 100% for all employees. Employees have access to continued medical coverage in retirement (pre-65) if they meet the retirement criteria of age 55 with 10 years of service. The retiree pays the full cost of pre-65 coverage. Employees may also be eligible to participate in the Retiree Health Reimbursement Arrangement (the “Retiree HRA”) following age 65. The Retiree HRA is a defined contribution type of retiree medical program under which the Company credits a notional account of an eligible retiree with an amount determined by the Company each year (generally $1,600 for 2013 or the amount of a retiree’s accrued retiree medical account, if applicable).

Disability

The short-term disability program provides continuation of 100% of an employee's base pay for weeks 1-6 and 75% for weeks 7-26 if the employee is out due to injury, illness, or pregnancy and unable to work.

The long-term disability program provides continuation of a percentage of the employee’s base pay up to age 65 if the employee has a disability lasting longer than 26 weeks. Disability coverage options include company paid core coverage equal to 50% income replacement or optional buy-up coverage equal to 60% income replacement. Executives, including Senior Executives, receive the buy-up option at no cost.

Life Insurance and Accidental Death and Dismemberment

The life insurance and accidental death and dismemberment programs provide financial protection for employees or beneficiaries in the event of death. The Company provides life insurance and accidental death & dismemberment coverage at one times pay (two times pay for Executives). Executives, including Senior Executives, may purchase additional life insurance and accidental death & dismemberment coverage from 1-6 times pay. All employees have the option of purchasing supplemental life insurance, spouse and child life insurance as well as voluntary accidental death & dismemberment insurance. Various limits apply to each program.

Business Travel Accident Insurance

The business travel accident insurance program provides financial protection to employees or beneficiaries in the event of accidental death, dismemberment, or paralysis while traveling on Company business in the amount of five times pay up to $1,000,000.

Retirement Plans

The Pension Plan is a hybrid defined benefit retirement plan intended to comply with Section 401(a) of the Code that provides for annual pay credits of 2-4% of the first $255,000 of eligible compensation and interest credits based on the 30-year Treasury rate (with a floor interest rate of 2.4% per annum).

The Thrift Plan is a defined contribution retirement plan intended to comply with Section 401(a) of the Code that provides for an employer match and an age-based contribution of 5% and 2-5%, respectively, of the first $255,000 of eligible compensation.

The SRP is a nonqualified defined contribution retirement intended to supplement the retirement benefits of a select group of management and provides for a basic contribution of 5% of the participant’s elective deferral under the SRP and 5% of the sum of the participant’s base compensation, AICP and performance scorecard bonus for the calendar year (whether or not deferred) that exceeds the dollar limit under Section 401(A)(17) of the Code ($255,000 in 2013); the applicable age-based contribution that would have been made under the Thrift Plan but for the participant’s elective deferral under the SRP or the dollar limit under Section 401(A)(17) of the Code; and the applicable age-based contribution that would have been made under the Pension Plan but for the participant’s elective deferral under the SRP or the dollar limit under Section 401(A)(17) of the Code; plus deemed interest credits based upon the rate of earnings on selected notional investment funds.

The amounts of the Thrift Plan and SRP contributions and accruals for 2013 for our NEOs other than Mr. Chariag are included in the Summary Compensation Table (under the All Other Compensation column). The changes in values of the Pension Plan actuarial present values of the accumulated benefits of our NEOs other than Mr. Chariag are set forth in the Summary Compensation Table (under the Change in Pension Value column). Prior to 2014 Mr. Chariag did not participate in the Pension Plan, the Thrift Plan or the SRP. Instead, Mr. Chariag participated in a broad-based international retirement plan that covers certain of our non-U.S. employees, the Baker Hughes International Retirement Plan (“IRP”). The IRP provides for an employer match and an age-based contribution of 5% and 2-5%, respectively, of eligible compensation. The amounts of the IRP contributions for 2013 for Mr. Chariag are included in the Summary Compensation Table (under the All Other Compensation column).

Employee Stock Purchase Plan

The Employee Stock Purchase Plan (the "ESPP") encourages and enables eligible employees to voluntarily acquire proprietary interests in the Company through the ownership of our Common Stock at a favorable price, thereby aligning their interests with the interests of our stockholders. Employees may contribute 1-10% of base salary after tax up to a maximum contribution of $10,000 per year. The ESPP generally provides for six month offering periods. Employees may purchase our Common Stock at a price of 85% of Fair Market Value of the stock at the beginning or the end of the offering period, whichever is lower.

Executive Severance Plan

The Executive Severance Plan provides assistance to Executives, including Senior Executives, while they seek other employment following involuntary separations from service. Executives are eligible for 6-18 months of base salary based on their positions in the Company; and outplacement services are provided for 12 months (up to a maximum of $10,000 outplacement services in the aggregate).

Letter Agreement with Peter A. Ragauss

We have a letter agreement with Peter A. Ragauss, dated effective December 8, 2013 (the “Letter Agreement”). The Letter Agreement outlines the terms of Mr. Ragauss’ retirement, expected to occur by the end of 2014. The Letter Agreement generally provides that while employed, Mr. Ragauss will continue to receive his base salary and employee benefits. He will be eligible for a short-term performance bonus in 2014 and a 2014 restricted stock unit award. Upon retirement, he will be eligible for certain retirement benefits, including the accelerated vesting of options and restricted stock awards and pro-rata vesting of performance unit awards (if the performance goals are achieved). The Letter Agreement is subject to a one-year non-solicitation, non-compete and confidentiality restriction.

Change in Control Agreements

We have entered into change in control agreements (“Change in Control Agreements”) with the Senior Executives, as well as certain other Executives. The Change in Control Agreements are described in the Payments Upon a Change in Control section. In 2012, the Compensation Committee adopted a new form of Change in Control Agreement that eliminated excise tax gross-up provisions for new hires.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and Senior Executives. These agreements provide that we indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such persons under any directors' and officers' liability insurance policy we choose, in our discretion, to maintain. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted in the State of Delaware and shall be in addition to any other rights the indemnitee may have under the Company's Restated Certificate of Incorporation, Bylaws and applicable law. We believe these indemnification agreements enhance our ability to attract and retain knowledgeable and experienced Senior Executives and non-employee directors.

Stock Ownership Policy

The Board of Directors, upon the Compensation Committee's recommendation, adopted a Stock Ownership Policy for our Senior Executives to ensure that they have a meaningful economic stake in the Company. The policy is designed to satisfy an individual Senior Executive's need for portfolio diversification, while maintaining management stock ownership at levels high enough to assure our stockholders of management's commitment to value creation. Senior Executives are required to hold the number of shares valued at a multiple of their base salary, in the amounts listed below:

Chairman/President and Chief Executive Officer	5X Base Salary
Senior Vice Presidents	3X Base Salary
Corporate Vice Presidents reporting to Chief Executive Officer	2X Base Salary
Region Presidents	2X Base Salary

A Senior Executive has five years to comply with the ownership requirement starting from the date of appointment to a position noted above. If a Senior Executive is promoted to a position with a higher ownership salary multiple, the Senior Executive will have five years from the date of the change in position to reach the higher expected stock ownership level but he still must meet the prior expected stock ownership level within the original five years of the date first appointed to such prior position. For those Senior Executives with the ownership requirements reflected in hiring letters, the date of hire marks the start of the five-year period. Senior Executives who have not met the applicable stock ownership level within the time required are required to hold 75% of the net profit shares acquired through restricted stock vestings or stock option exercises until the ownership levels are met. Deviations from the Stock Ownership Policy may be approved only by the Compensation Committee or the PEO, and then only because of a personal hardship.

The Compensation Committee annually reviews each Senior Executive's compensation and stock ownership levels to determine whether they are appropriate. In 2013, all of the NEOs were in compliance with the Compensation Committee's required levels of stock ownership.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by the PEO and other NEOs for services rendered to the Company and its subsidiaries for the fiscal years ended December 31, 2013, 2012 and 2011. Bonuses are paid under the Company's applicable incentive compensation guidelines and are generally paid in the year following the year in which the bonus is earned.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards(1) ($)		Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation ($)		Total ($)

Martin S. Craighead -	2013	1,146,154	2,174,963	2,524,382	(4)	2,848,712	12,636	283,673	(5)	8,990,520
Principal Executive	2012	995,000	1,950,021	2,348,410		1,288,119	13,786	306,514		6,901,850
Officer	2011	729,231	1,152,920	1,158,828		1,552,664	59,821	217,777		4,871,241

Peter A. Ragauss - Principal Financial Officer	2013	754,615	998,960	1,159,471		1,619,079	394,045	174,386	(6)	5,100,556
	2012	733,846	955,821	1,151,065		818,631	144,405	260,460		4,064,228
	2011	697,769	909,872	914,946		1,474,425	11,976	206,783		4,215,771

Alan R. Crain - Senior Vice	2013	715,346	839,957	974,933	(4)	1,195,317	143,956	157,281	(7)	4,026,790
President, Chief Legal	2012	567,692	1,195,678	754,373		546,249	168,421	193,827		3,426,240
and Governance Officer	2011	512,846	641,896	648,090		944,269	13,831	153,551		2,914,483

Belgacem Chariag -	2013	643,077	1,169,990	694,629		1,006,279	99,101	342,219	(8)	3,955,295
President, Global
Products and Services

Derek Mathieson - Vice	2013	595,769	556,490	645,879		952,763	8,382	115,179	(9)	2,874,462
President, Strategy and	2012	529,038	1,268,119	670,199		493,002	8,490	123,677		3,092,525
Corporate Development	2011	462,500	511,024	513,354		658,505	8,073	89,983		2,243,439
____________

(1)
Restricted stock awards were granted on January 24, 2013 for the NEOs. Stock option awards were granted on January 24, 2013 at an exercise price of $45.21 and on July 24, 2013 at an exercise price of $47.75. The amounts included in the Stock Awards and Option Awards columns represent the aggregate grant date fair values of the awards made to NEOs computed in accordance with FASB ASC Topic 718. The value ultimately realized by the executive upon the actual vesting of the award(s) or the exercise of the stock option(s) may or may not be equal to the FASB ASC Topic 718 determined value. For a discussion of valuation assumptions, see “Note 2 - Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2013.

(2)
The amounts for the 2013 fiscal year include annual performance bonuses earned under the AICP by Messrs. Craighead, Ragauss, Crain, Chariag and Mathieson in the amounts of $1,650,462, $814,984, $686,732, $617,354 and $571,938, respectively, as well as cash-based awards based on performance scorecard goals for Messrs. Craighead, Ragauss, Crain, Chariag and Mathieson in the amounts of $275,000, $272,000, $118,000, $107,000 and $80,000, respectively. In addition, these amounts include the payouts earned under the performance units granted in 2011, 2012 and 2013 to Messrs. Craighead, Ragauss, Crain, Chariag and Mathieson in the amounts of $304,500, $238,875, $170,625, $102,375, and $133,875, respectively, for the 2011 grant, $292,500, $143,370, $93,960, $89,775, and $83,475, respectively, for the 2012 grant and $326,250, $149,850, $126,000, $89,775, and $83,475, respectively, for the 2013 grant. The amounts for the 2011 grant include the one-year performance period in 2013 and the cumulative three-year performance period between 2011 through 2013. These amounts are not payable until the close of the three-year performance period and would typically be paid in March of 2014, March of 2015 and March 2016 for the performance units granted in 2011, 2012 and 2013, respectively, and are generally subject to the NEO's continued employment through the end of the three-year performance periods.

(3)
This amount reflects the change in the present values of the NEOs’ accumulated benefits under the Baker Hughes Incorporated Pension Plan as well as above-market earnings on SRP or IRP accounts. Certain NEOs had above-market earnings on their SRP or IRP accounts. The above-market earnings were the actual earnings deemed credited to the SRP or IRP accounts minus 120% of the long-term AFR, compounded monthly (2.74%, 3.11%, and 4.57% for 2013, 2012 and 2011, respectively). Mr. Craighead’s above-market earnings on his SRP accounts were $0, $0, and $46,575 for 2013, 2012, and 2011, respectively. Mr. Ragauss’ above-market earnings on his SRP accounts were $382,156, $131,880, and $0 for 2013, 2012, and 2011, respectively. Mr. Crain’s  above-market earnings on his SRP accounts were $130,976, $154,053, and $0 for 2013, 2012, and 2011, respectively. Mr. Chariag's above-market earnings on his IRP accounts was $99,101 for 2013. Mr. Mathieson’s  above-market earnings on his SRP accounts were $0 for 2013, 2012, and 2011.

(4)
Because Messrs. Craighead and Crain are eligible for retirement under the 2002 D&O Plan based upon their ages and years of service with the Company and, accordingly, their options will automatically vest upon retirement, the Company expenses the full value of their options upon grant for purposes of FASB ASC Topic 718.

(5)
Amount for 2013 includes (i) $208,930 that the Company contributed to Mr. Craighead's SRP account, (ii) $49,007 in dividends earned on his unvested restricted stock, (iii) $5,344 in life insurance premiums paid by the Company on behalf of Mr. Craighead, and (iv) $20,392 in employer matching and employer base contributions that the Company contributed to the Thrift Plan on behalf of Mr. Craighead.

(6)
Amount for 2013 includes (i) $121,448 that the Company contributed to Mr. Ragauss' SRP account, (ii) $24,237 in dividends earned on his unvested restricted stock, (iii) $4,476 in life insurance premiums paid by the Company on behalf of Mr. Ragauss, and (iv) $24,225 in employer matching and employer base contributions that the Company contributed to the Thrift Plan on behalf of Mr. Ragauss.

(7)
Amount for 2013 includes (i) $102,249 that the Company contributed to Mr. Crain's SRP account, (ii) $25,690 in dividends earned on his unvested restricted stock, (iii) $3,842 in life insurance premiums paid by the Company on behalf of Mr. Crain, and (iv) $25,500 in employer matching and employer base contributions that the Company contributed to the Thrift Plan on behalf of Mr. Crain.

(8)
Amount for 2013 includes (i) $83,631 that the Company contributed to Mr. Chariag's IRP account, (ii) $10,744 in dividends earned on his unvested restricted stock, (iii) $8,596 in life insurance premiums paid by the Company on behalf of Mr. Chariag, and (iv) an allowance for housing, school and relocation expenses of $239,248.

(9)
Amount for 2013 includes (i) $68,285 that the Company contributed to Mr. Mathieson's SRP account, (ii) $22,718 in dividends earned on his unvested restricted stock, (iii) $3,776 in life insurance premiums paid by the Company on behalf of Mr. Mathieson, and (iv) $20,400 in employer matching and employer base contributions that the Company contributed to the Thrift Plan on behalf of Mr. Mathieson.

GRANTS OF PLAN-BASED AWARDS

This table discloses the number of stock options and restricted stock awards granted during 2013 and the grant date fair value of these awards. It also captures potential future payouts under the Company's non-equity incentive plans.

								All Other Stock Awards: Number of Shares of Stock or Units (1) (#)	All Other Option Awards: Number of Securities Underlying Options (2) (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards								Exercise or Base Price of Option Awards (3) ($/Sh)	Closing Market Price on Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)
Martin S. Craighead	7/24/2013								89,066	47.75	47.76	1,271,862
	1/24/2013								94,033	45.21	44.92	1,252,520
	1/24/2013							48,108				2,174,963
	N/A	206,308	(4)	1,375,385	(4)	3,025,846	(4)
	N/A	0	(5)	2,175,000	(5)	4,350,000	(5)

Peter A. Ragauss	7/24/2013								40,909	47.75	47.76	584,181
	1/24/2013								43,190	45.21	44.92	575,291
	1/24/2013							22,096				998,960
	N/A	101,873	(4)	679,154	(4)	1,494,138	(4)
	N/A	0	(5)	999,000	(5)	1,998,000	(5)

Alan R. Crain	7/24/2013								34,398	47.75	47.76	491,203
	1/24/2013								36,316	45.21	44.92	483,729
	1/24/2013							18,579				839,957
	N/A	85,842	(4)	572,277	(4)	1,259,009	(4)
	N/A	0	(5)	840,000	(5)	1,680,000	(5)

Belgacem Chariag	7/24/2013								24,508	47.75	47.76	349,974
	1/24/2013								25,875	45.21	44.92	344,655
	10/23/2013							10,000				571,500
	1/24/2013							13,238				598,490
	N/A	77,169	(4)	514,462	(4)	1,131,815	(4)
	N/A	0	(5)	598,500	(5)	1,197,000	(5)

Derek Mathieson	7/24/2013								22,788	47.75	47.76	325,413
	1/24/2013								24,059	45.21	44.92	320,466
	1/24/2013							12,309				556,490
	N/A	71,492	(4)	476,615	(4)	1,048,554	(4)
	N/A	0	(5)	556,500	(5)	1,113,000	(5)
__________

(1)
Amounts shown represent the number of shares granted under the 2002 D&O Plan in 2013. Awards generally vest pro-rata over a three year period beginning on the first anniversary of the grant date. The NEOs have the right to receive and retain all regular cash dividends on the restricted stock awards before the awards vest. Dividends are accrued throughout the year on restricted stock units and paid out once the unit vests. The dividend rate is determined by the Board of Directors on a quarterly basis.

(2)	Amounts represent options granted in 2013 under the 2002 D&O Plan. Awards generally vest pro-rata over a three-year period beginning on the first anniversary of the grant date.

(3)	Our practice is that the exercise price for each stock option is the closing stock price of a share of our Common Stock on the last trading day before the date of grant.

(4)
Amounts represent potential payouts for the fiscal 2013 performance year under the AICP as well as potential payouts for bonuses based on the performance scorecard. If threshold levels of performance are not met, then the payout can be zero.

(5)
Amounts represent the potential payouts for the Long-Term Performance Unit Awards granted in fiscal 2013 which are paid in cash. These awards cliff vest after three years if the performance criteria are met.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2013 for the PEO and each NEO. The table also shows unvested and unearned stock awards assuming a market value of $55.26 per share (the closing market price of the Company's stock on December 31, 2013).

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price (1) ($)	Option Expiration Date (2)	Number of Shares or Units of Stock that Have Not Vested (3) (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Martin S. Craighead	0	89,066	47.75	7/24/2023	81,679	4,513,582
	0	94,033	45.21	1/24/2023
	29,660	59,320	39.30	7/16/2022
	24,565	49,131	47.44	1/25/2022
	14,866	7,434	77.00	7/19/2021
	18,400	9,200	62.32	1/26/2021
	27,500	0	49.17	7/21/2020
	28,600	0	47.28	1/19/2020
	39,149	0	39.52	7/22/2019
	23,282	0	29.18	1/21/2019
	9,716	0	77.20	8/11/2018
	10,674	0	69.92	1/23/2018
	9,801	0	82.28	7/25/2017
	3,400	0	67.16	3/30/2017
	4,391	0	68.54	1/24/2017
	4,133	0	80.73	7/27/2016
	3,543	0	75.06	1/24/2016

Peter A. Ragauss	0	40,909	47.75	7/24/2023	40,395	2,232,228
	0	43,190	45.21	1/24/2023
	14,537	29,076	39.30	7/16/2022
	12,040	24,082	47.44	1/25/2022
	11,733	5,867	77.00	7/19/2021
	14,533	7,267	62.32	1/26/2021
	22,500	0	49.17	7/21/2020
	23,400	0	47.28	1/19/2020
	37,194	0	39.52	7/22/2019
	32,336	0	29.18	1/21/2019
	12,526	0	77.20	8/11/2018
	13,761	0	69.92	1/23/2018
	13,245	0	82.28	7/25/2017
	13,245	0	68.54	1/24/2017
	15,025	0	80.73	7/27/2016
	47,734	0	75.93	4/26/2016

Alan R. Crain	0	34,398	47.75	7/24/2023	42,816	2,366,012
	0	36,316	45.21	1/24/2023

	9,527	19,056	39.30	7/16/2022
	7,891	15,782	47.44	1/25/2022
	8,333	4,167	77.00	7/19/2021
	10,266	5,134	62.32	1/26/2021
	14,600	0	49.17	7/21/2020
	10,134	0	47.28	1/19/2020
	7,982	0	39.52	7/22/2019
	8,158	0	29.18	1/21/2019
	9,824	0	77.20	8/11/2018
	10,793	0	69.92	1/23/2018
	11,471	0	82.28	7/25/2017
	9,461	0	68.54	1/24/2017
	13,500	0	80.73	7/27/2016
	10,500	0	75.06	1/24/2016
	2,347	0	42.60	1/26/2015
	2,792	0	35.81	1/28/2014

Belgacem Chariag	0	24,508	47.75	7/24/2023	39,749	2,196,530
	0	25,875	45.21	1/24/2023
	1	18,207	39.30	7/16/2022
	7,539	15,080	47.44	1/25/2022
	5,000	2,500	77.00	7/19/2021
	6,200	3,100	62.32	1/26/2021
	11,600	0	49.17	7/21/2020
	12,000	0	47.28	1/19/2020

Derek Mathieson	0	22,788	47.75	7/24/2023	37,864	2,092,365
	0	24,059	45.21	1/24/2023
	8,464	16,929	39.30	7/16/2022
	7,010	14,022	47.44	1/25/2022
	6,600	3,300	77.00	7/19/2021
	8,133	4,067	62.32	1/26/2021
	10,800	0	49.17	7/21/2020
	11,200	0	47.28	1/19/2020
	15,703	0	39.52	7/22/2019
	3,999	0	29.18	1/21/2019
____________

(1)	The exercise price is equal to the closing market price of a share of our Common Stock on the last trading day prior to the grant date.

(2)	Each option grant has a ten-year term. Each option generally vests pro rata as to one-third of the option grant beginning on the first anniversary of grant date.

(3)	Each restricted stock award generally vests pro rata as to one-third of the grant beginning on the first anniversary of grant date.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information regarding options and stock awards exercised and vested, respectively, during 2013 for the persons named in the Summary Compensation Table above.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Martin S. Craighead	—	—	27,435	1,231,944
Peter A. Ragauss	—	—	17,783	798,327
Alan R. Crain	—	—	11,834	531,472
Belgacem Chariag	41,835	747,908	9,472	424,968
Derek Mathieson	—	—	9,610	431,727
____________

(1)
The value realized upon the exercise of the option award is determined by multiplying the number of shares acquired on exercise by the difference between the market price of the stock at exercise and the exercise price of the option.

(2)	The value realized upon the vesting of the stock awards is determined by multiplying the number of shares of stock by the closing price of the stock on the last trading date prior to the vesting date.

PENSION BENEFITS

The following table discloses the years of credited service of, present single-sum value of the accrued benefits for, and payments during the last fiscal year to each of the PEO and other NEOs under the Pension Plan. See “Compensation Discussion & Analysis, Employee Benefits, Retirement Plans” for a detailed description of the benefits provided under the Pension Plan.

Name	Plan Name	Number of Years Credited Service(1) (#)		Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year ($)
Martin S. Craighead	Pension Plan	12		110,378	0
Peter A. Ragauss	Pension Plan	7	(3)	79,134	0
Alan R. Crain	Pension Plan	12	(3)	136,313	0
Belgacem Chariag (4)	Pension Plan	-		-	-
Derek Mathieson	Pension Plan	5		31,302	0
____________

(1)	The number of years of credited service is less than the actual years of service for Messrs. Craighead and Crain because the Pension Plan was not adopted until 2002.

(2)
For a discussion of valuation assumptions, see “Note 10 - Employee Benefit Plans” of the Notes to Consolidated Financial Statements included in our Annual Report under Item 8 of the Form 10-K for the year ended December 31, 2013.

(3)
Messrs. Ragauss and Crain are eligible for early retirement (as that term is defined under the Pension Plan) which allows them to receive their plan benefits on that early retirement date rather than waiting until the normal retirement age of 65.

(4)	Mr. Chariag was not eligible to earn benefits under the Pension Plan in 2013.

NONQUALIFIED DEFERRED COMPENSATION

The following table discloses contributions, earnings and balances to each of the PEO and other NEOs under the SRP that provides for compensation deferral on a non-tax-qualified basis. See “Compensation Discussion & Analysis, Employee Benefits, Retirement Plans” for a detailed description of the deferred compensation benefits.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions In Last FY(2) ($)	Aggregate Earnings In Last FY ($)	Aggregate Withdrawals/Distributions ($)		Aggregate Balance at Last FYE(3) ($)
Martin S. Craighead	164,708	208,930	(133,699)	-		2,451,697
Peter A. Ragauss	52,823	121,448	418,266	-		1,893,956
Alan R. Crain	42,921	102,249	186,384	-		2,328,481
Belgacem Chariag (4)	46,461	83,631	110,058	-		635,028
Derek Mathieson	57,789	68,285	(472)	(7,433)	(5)	388,404
____________

(1)	Amounts shown in the “Executive Contributions in Last FY” column are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

(2)	Amounts shown in the “Registrant Contributions in Last FY” column are also included in the “All Other Compensation” column of the Summary Compensation Table.

(3)
Of the totals in this column, the following amounts, which represent executive and registrant contributions attributable to 2013, are also reported in the Summary Compensation Table: Mr. Craighead, $373,638; Mr. Ragauss, $174,271; Mr. Crain, $145,169 and Mr. Mathieson, $126,073. In addition, the executive and registrant contributions for years prior to 2013 made on behalf of each NEO were previously reported in the Summary Compensation Tables for prior years to the extent the NEOs were named executive officers in prior years.

(4)	Amounts for Mr. Chariag are based on his participation in the IRP for 2013.

(5)	On January 22, 2013, Mr. Mathieson received a residual distribution of his 2009 contribution pursuant to his SRP distribution election made in advance of 2009.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL OR TERMINATION

We have entered into Change in Control Agreements with each of the Senior Executives. The agreements are intended to provide for continuity of management in the event of a change of control. The term of each agreement is for a three-year period and automatically extends for an additional two years from the effective date of the agreement unless we have given eighteen months prior notice that the agreement will not be extended.

Payments in the Event of a Change in Control

If a Change in Control were to have occurred on December 31, 2013, whether or not the Senior Executive incurred a termination of employment in connection with the Change in Control, the Senior Executive would have become entitled to receive the following under the terms of the Change in Control Agreements, the SRP, the AICP and awards under the 2002 D&O Plan:

•	all outstanding options to acquire our stock would have become fully vested and immediately exercisable;

•	all outstanding restricted stock awards and restricted stock units would have become fully vested and non-forfeitable;

•
a lump-sum cash payment in an amount equal to $100 multiplied by the number of performance units specified in the Senior Executive's performance unit award agreement, multiplied by the number of days during the performance period through December 31, 2013, divided by the number of days during the performance period;

•
a lump-sum cash payment (a “gross-up” payment) in an amount equal to the excise taxes that may be imposed under the “golden parachute” rules on payments and benefits received in connection with the Change in Control. The gross-up payment would make the Senior Executive whole for the excise taxes (and for all taxes on the gross-up payment) in respect of payments and benefits received pursuant to all the Company's plans, agreements and arrangements (including for example, acceleration of vesting of equity awards);

•	accelerated vesting of all the Senior Executive's accounts under the SRP, to the extent not already vested;

•
reimbursement for any legal fees and expenses incurred by the Senior Executive in seeking in good faith to enforce the Change in Control Agreement or in connection with any tax audit or proceeding relating to the application of parachute payment excise taxes to any payment or benefit under the Change in Control Agreement; and

•
an amount equal to his AICP bonus computed as if the target level of performance had been achieved, multiplied by a fraction, the numerator of which is the number of the Senior Executive's months of participation during the calendar year through the date of Change in Control, and the denominator of which is 12.

In general, “Change in Control” means

•	the individuals who are incumbent directors cease for any reason to constitute a majority of the members of our Board of Directors;

•
the consummation of a merger of us or our affiliate with another entity, unless the individuals and entities who were the beneficial owners of our voting securities outstanding immediately prior to such merger own, directly or indirectly, at least 50% of the combined voting power of our voting securities, the surviving entity or the parent of the surviving entity outstanding immediately after such merger;

•
any person, other than us, our affiliate or another specified owner (as defined in the Change in Control Agreements), becomes a beneficial owner, directly or indirectly, of our securities representing 30% or more of the combined voting power of our then outstanding voting securities;

•
a sale, transfer, lease or other disposition of all or substantially all of our assets (as defined in the Change in Control Agreements) is consummated (an “asset sale”), unless (i) the individuals and entities who were the beneficial owners of our voting securities immediately prior to such asset sale own, directly or indirectly, 50% or more of the combined voting power of the voting securities of the entity that acquires such assets in such asset sale or its parent immediately after such asset sale in substantially the same proportions as their ownership of our voting securities immediately prior to such asset sale or (ii) the individuals who comprise our Board of Directors immediately prior to such asset sale constitute a majority of the board of directors or other governing body of either the entity that acquired such assets in such asset sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or

•	our stockholders approve a plan of complete liquidation or dissolution of us.

Payments in the Event of a Change in Control and Termination of Employment by the Senior Executive for Good Reason or by the Company or its Successor Without Cause

Pursuant to the Change in Control Agreements, the Company (or its successor) will pay severance benefits to a Senior Executive if the Senior Executive's employment is terminated following, or in connection with, a Change in Control, unless: (i) the Senior Executive resigns without good reason; (ii) the Company terminated the employment of the Senior Executive for cause; or (iii) the employment of the Senior Executive is terminated by reason of death or disability.

If a Senior Executive meets the criteria for payment of severance benefits due to termination of employment following a Change of Control, he will receive the following benefits in addition to the benefits described above under “Payments in the Event of a Change in Control":

•	a lump-sum payment equal to three times the Senior Executive's highest base salary (as defined in the Change of Control Agreement);

•
a lump-sum payment equal to the Senior Executive's highest bonus amount (as defined in the Change of Control Agreement), prorated based upon the number of days of his service during the performance period (reduced by any payments received by the Senior Executive under the Company's AICP, in connection with the Change in Control if the Senior Executive's termination of employment occurs during the same calendar year in which the Change in Control occurs);

•
a lump-sum payment equal to three times the greater of (i) the Senior Executive's earned highest bonus amount or (ii) the Senior Executive's highest base salary multiplied by the Senior Executive's applicable multiple, which, as of December 31, 2013 was 1.20, 0.90, 0.80, 0.80, and 0.80 for Messrs. Craighead, Ragauss, Crain, Chariag and Mathieson, respectively;

•	continuation of accident and health insurance benefits for an additional three years;

•
a lump-sum payment equal to the sum of (i) the cost of the Senior Executive's perquisites in effect prior to his termination of employment for the remainder of the calendar year and (ii) the cost of the Senior Executive's perquisites in effect prior to his termination of employment for an additional three years;

•
a lump-sum payment equal to the undiscounted value of the benefits the Senior Executive would have received had he continued to participate in the Thrift Plan, the Pension Plan and the SRP for an additional three years, assuming for this purpose that:

(1)	the Senior Executive's compensation during that three-year period were his highest base salary and highest bonus amount; and

(2)	the Senior Executive's contributions to and accruals under those plans remained at the levels in effect as of the date of the Change in Control or the date of termination, whichever is greater;

•	eligibility for our retiree medical program if the Senior Executive would have become entitled to participate in that program had he remained employed for an additional three years(1);

•	a lump-sum payment equivalent to 36 multiplied by the monthly basic life insurance premium applicable to the Senior Executive's basic life insurance coverage on the date of termination;

•	a lump-sum payment of $30,000 for outplacement services; and

•
a lump-sum payment equal to the amount of interest that would be earned on any of the foregoing payments subject to a six-month payment delay under Section 409A using the six-month London Interbank Offered Rate plus two percentage points, excluding Mr. Chariag. Mr. Chariag's interest payment will be based on the 120% Applicable Federal Rate.

Payments Upon Death or Disability

If the Senior Executive had terminated employment with us on December 31, 2013 due to death or disability, he would have received the following:

•	all outstanding restricted stock awards granted by us would have become fully vested and non-forfeitable;

•	all outstanding stock options granted by us would have become fully vested and exercisable;

•
a lump-sum cash payment in an amount equal to $100 multiplied by the number of performance units specified in the Senior Executive's performance unit award agreement, multiplied by the number of days during the performance period through December 31, 2013, divided by the number of days during the performance period;

•	accelerated vesting of all the Senior Executive's accounts under the SRP, to the extent not already vested; and

•	an amount equal to his earned AICP bonus, prorated based upon the number of months of the Senior Executive's participation in the AICP during the calendar year.

Payments Upon Retirement

If the Senior Executive had terminated employment on December 31, 2013 and met the eligibility requirements for retirement under the 2002 D&O Plan and the AICP, he would have received the following benefits:

•	all outstanding stock options granted by us would have become fully vested and exercisable;

•
a lump-sum cash payment in an amount equal to the applicable performance unit value multiplied by the number of performance units specified in the Senior Executive's performance unit award agreement, multiplied by the number of days during the performance period through December 30, 2013, divided by the number of days during the performance period;

•	accelerated vesting of all the Senior Executive's accounts under the SRP, to the extent not already vested; and

•	an amount equal to his earned AICP bonus, prorated based upon the number of months of the Senior Executive's participation in the AICP during the calendar year.

(1) The value of this benefit is the aggregate value of the medical coverage utilizing the assumptions applied under FASB ASC Topic 715, Compensation-Retirement Benefits.

Payments Upon Involuntary Termination of Employment Not In Connection With a Change in Control

The Baker Hughes Executive Severance Plan provides for payment of certain benefits to the Senior Executives as a result of an involuntary termination of employment provided that (i) the executive signs a release agreement substantially similar to the form of release agreement set forth in the Executive Severance Plan, (ii) during the two-year period commencing on the date of termination of employment he complies with the non-competition and non-solicitation agreements contained in the Executive Severance Plan and (iii) the executive does not disclose our confidential information. Any amounts payable under the Executive Severance Plan are reduced by the amount of any severance payments payable to the Senior Executive by us under any other plan, program or individual contractual arrangement.

If the Senior Executive meets the criteria for payment of severance benefits due to an involuntary termination, we will pay him the following benefits:

•	a lump-sum cash payment equal to one and one-half times the Senior Executive's annual base salary in effect immediately prior to his termination of employment;

•	outplacement services for a period of 12 months, but not in excess of $10,000; and

•
if the Senior Executive's termination of employment results from a reduction of employment or the elimination of his job, an amount equal to his earned AICP bonus, prorated based upon the number of months of the Senior Executive's participation in the AICP during the calendar year.

Termination of Employment for Any Reason

If the Senior Executive had terminated employment with us on December 31, 2013 for any reason, including his resignation or his involuntary termination of employment for cause, he would have been entitled to receive those vested benefits to which he is entitled under the terms of the employee benefit plans in which he is a participant as of the date of termination of employment. Unless the Senior Executive incurred a termination of employment by us for cause he would also have been entitled to any vested outstanding stock options.

Letter Agreement with Peter A. Ragauss

Mr. Ragauss’ Letter Agreement was effective on December 8, 2013. The Letter Agreement generally restates the benefits for which Mr. Ragauss is already eligible under the AICP and the 2002 D&O Plan, provided that in any event (unless he resigns before a date agreeable to the Company) upon his separation from service, he will be eligible for retirement benefits including the vesting of options and restricted stock awards/units and a pro-rata vesting of performance unit awards (if the performance goals are achieved). The Letter Agreement is subject to a one-year non-solicitation, non-compete and confidentiality restriction.

The table below assumes a termination date or change in control date of December 31, 2013, the last business day of the fiscal year. The value of equity compensation awards (accelerated vesting of stock options and restricted stock awards/units) is based on the closing price of our common stock of $55.26 on the New York Stock Exchange on December 31, 2013, the last trading date of 2013.

	Martin S. Craighead ($)	Peter A. Ragauss ($)	Alan R. Crain ($)	Belgacem Chariag ($)	Derek Mathieson ($)
Payments Upon a Change in Control Without Termination of Employment
Accelerated Vesting of Option Awards	2,944,869	1,393,660	1,050,854	852,608	792,770
Accelerated Vesting of Restricted Stock Awards	4,513,582	2,232,228	2,366,012	2,196,530	2,092,365
Payment in Settlement of Performance Unit Awards	3,184,993	1,880,199	1,347,593	988,500	1,066,500
Excise Tax Gross-Up	—	—	—	—	—
Annual Incentive Bonus	825,231	407,492	343,366	308,677	285,969
Bonus Based on Performance Scorecard(1)	—	271,662	—	—	—
TOTAL	11,468,675	6,185,241	5,107,825	4,346,315	4,237,604
Payments in the Event of a Change in Control and Termination of Employment With Good Reason or by the Company Without Cause
Accelerated Vesting of Option Awards	2,944,869	1,393,660	1,050,854	852,608	792,770
Accelerated Vesting of Restricted Stock Awards	4,513,582	2,232,228	2,366,012	2,196,530	2,092,365
Payment in Settlement of Performance Unit Awards	3,184,993	1,880,199	1,347,593	988,500	1,066,500
Excise Tax Gross-Up	6,122,457	3,157,090	—	—	2,503,152
Severance Payment	7,920,000	4,521,777	3,893,400	3,618,000	3,348,000
Highest Bonus Amount Prorated	825,231	747,259	501,304	321,600	327,540
Bonus Based on Performance Scorecard(1)	—	271,662	—	—	—
Continuation of Accident and Health Insurance Benefits	52,431	51,798	56,276	30,009	49,554
Perquisite Payment	—	—	—	—	—
Payment for Loss of Thrift Plan, SRP and Pension Plan Accruals	785,903	610,440	513,368	297,480	312,688
Life Insurance Premium Payment	8,712	6,447	4,792	9,747	4,617
Outplacement Services	30,000	30,000	30,000	30,000	30,000
Retiree Medical	17,778	12,325	—	—	—
Interest Paid for Section 409A Six-Month Delay	102,066	61,123	53,685	5,948	43,616
TOTAL	26,508,022	14,976,008	9,817,284	8,350,422	10,570,802
Payments upon Death or Disability
Accelerated Vesting of Option Awards	2,944,869	1,393,660	1,050,854	852,608	792,770
Accelerated Vesting of Restricted Stock Awards	4,513,582	2,232,228	2,366,012	2,196,530	2,092,365
Payment in Settlement of Performance Units	3,184,993	1,880,199	1,347,593	988,500	1,066,500
Annual Incentive Bonus(2)	1,650,462	814,985	686,732	617,354	571,938
Bonus Based on Performance Scorecard(1)	—	271,662	—	—	—
TOTAL	12,293,906	6,592,734	5,451,191	4,654,992	4,523,573

	Martin S. Craighead ($)	Peter A. Ragauss ($)	Alan R. Crain ($)	Belgacem Chariag ($)	Derek Mathieson ($)
Payments upon Retirement(3)
Accelerated Vesting of Option Awards	2,944,869	—	1,050,854	—	—
Payment in Settlement of Performance Units	2,590,500	—	1,014,475	—	—
Annual Incentive Bonus	1,650,462	—	686,732	—	—
TOTAL	7,185,831	—	2,752,061	—	—
Payments Upon Involuntary Termination of Employment Not in Connection with a Change of Control
1½x Base Salary	1,800,000	1,140,000	1,081,500	1,005,000	930,000
Outplacement Services	10,000	10,000	10,000	10,000	10,000
Annual Incentive Bonus(2)	1,650,462	814,985	686,732	617,354	571,938
Bonus Based on Performance Scorecard(1)	—	271,662	—	—	—
TOTAL	3,460,462	2,236,647	1,778,232	1,632,354	1,511,938
____________

(1)	Mr. Ragauss’ Letter Agreement provides for a minimum bonus based on the performance scorecard at his target multiple.

(2)	The NEOs receive an amount equal to the earned AICP bonus, reduced so it reflects only participation prior to separation from service.

(3)
As of December 31, 2013, Mr. Crain is retirement eligible per the Performance Units and Stock Option Terms and Conditions and per the AICP. Mr. Craighead is only retirement eligible per the Performance Units and Stock Option Terms and Conditions. Messrs. Ragauss, Mathieson and Chariag are not retirement eligible under the Performance Units and Stock Option Terms and Conditions or the AICP. Mr. Ragauss has entered into a letter agreement, see "Letter Agreement with Peter A. Ragauss."

Compensation Committee Report

The Compensation Committee held four meetings during fiscal year 2013. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement to be delivered to stockholders.

Claire W. Gargalli (Chair)
Clarence P. Cazalot, Jr.
Anthony G. Fernandes
Pierre H. Jungels
Charles L. Watson

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2013, the Compensation Committee consisted of Ms. Gargalli (Chair), Messrs. Cazalot, Fernandes, Jungels and Watson, all of whom were independent directors. None of the Compensation Committee members has served as an officer or employee of the Company and none of the Company's executive officers has served as a member of a compensation committee or board of directors of any other entity which has an executive officer serving as a member of the Company's Board of Directors.

Equity Compensation Plan Information

The information in the following table is presented as of December 31, 2013 with respect to shares of our Common Stock that may be issued under our existing equity compensation plans, including the Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan, the Baker Hughes Incorporated 2002 D&O Plan, the BJ Services 2000 Incentive Plan, the BJ Services 2003 Incentive Plan, and the Employee Stock Purchase Plan, all of which have been approved by our stockholders (in millions, except per share prices).

Equity Compensation Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Stockholder-approved plans (excluding Employee Stock Purchase Plan)	12.1	$50.57	1.5
Non-stockholder-approved plans (1)	0.1	$46.72	0.5
Subtotal (except for weighted average exercise price)	12.2	$50.57	2.0
Employee Stock Purchase Plan (2)	—	—	7.8
Total	12.2	$50.57	9.8
____________

(1)
Our non-stockholder approved plan, the Deferral Plan, is intended to provide a means for members of our Board of Directors to defer compensation otherwise payable and provide flexibility with respect to our compensation policies. Under the provisions of the Deferral Plan, directors may elect to defer income with respect to each calendar year. The compensation deferrals may be stock option-related deferrals or cash-based deferrals. If a director elects a stock option-related deferral, on the last day of each calendar quarter he or she will be granted a nonqualified stock option. The number of shares subject to the stock option is calculated by multiplying the amount of the deferred compensation that otherwise would have been paid to the director during the quarter by 4.4 and then dividing by the fair market value of our common stock on the last day of the quarter. The per share exercise price of the option will be the fair market value of a share of our common stock on the date the option is granted which is the closing market price on the day prior to the grant date. Stock options granted under the Deferral Plan vest on the first anniversary of the date of grant and must be exercised within ten years of the date of grant. If a director’s directorship terminates for any reason, any options outstanding will expire on the earlier of five years after the termination of the directorship or the option expiration date.

(2)
The per share purchase price under the ESPP is determined in accordance with Section 423 of the Code and is 85% of the lower of the fair market value of a share of our Common Stock on the date of grant or the date of purchase.

Director Compensation

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company's directors, with the exception of Mr. Craighead during the fiscal year ended 2013. For a description of the fees and other awards payable to the Company's directors, please refer to the section titled “Corporate Governance - Board of Directors” contained elsewhere in this Proxy Statement.

Name	Fees Earned or Paid in Cash ($)		Stock Awards(1) ($)	Option Awards(1) ($)	All Other Compensation(2) ($)		Total ($)
Larry D. Brady	118,333		174,963	_	3,952		297,248
Clarence P. Cazalot, Jr.	115,000		174,963	_	3,952		293,915
Chad C. Deaton (3)	255,493	(3)	_	_	22,500	(3)	277,993
Lynn L. Elsenhans	0	(4)	174,963	155,014	2,322		332,299
Anthony G. Fernandes	115,000		174,963	_	3,952		293,915
Claire W. Gargalli	120,000		174,963	_	3,952		298,915
Pierre H. Jungels	110,000		174,963	_	3,952		288,915
James A. Lash	125,000		174,963	_	3,952		303,915
J. Larry Nichols	128,333		174,963	_	3,952		307,248
H. John Riley, Jr.	45,000	(5)	174,963	_	1,893,954	(5)	2,113,917
James W. Stewart	108,333		174,963	_	3,952		287,248
Charles L. Watson	110,000		174,963	_	3,952		288,915
____________

(1)
In accordance with the director fee schedule effective January 1, 2013, each director received equity in a total amount of $175,000, in the form of restricted stock units. Option awards are not granted except to the extent a director has elected payment of his or her retainer and committee fees through option grants pursuant to the Deferral Plan. A restricted stock unit award was made on January 24, 2013. The amounts included in the Stock Awards column represents the aggregate grant date fair value of the awards made to non-management directors computed in accordance with FASB ASC Topic 718. The value ultimately realized by the director upon the actual vesting of the awards or the exercise of the stock options may or may not be equal to the FASB ASC Topic 718 determined value. For a discussion of valuation assumptions, see “Note 2 - Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2013.

(2)	The amount in "All Other Compensation" reflects the dividends paid or accrued during the year ended December 31, 2013 on unvested restricted stock or unit awards.

(3)
Mr. Deaton retired as Executive Chairman of the Company on April 25, 2013. Mr. Deaton was not granted any stock or option awards during 2013. Dividends accrued on the 37,500 unvested restricted stock units which will be paid out upon the vesting of such restricted stock units.

(4)	Pursuant to the Deferral Plan, Ms. Elsenhans elected to receive options to purchase shares of Common Stock instead of cash for her retainer and committee fees in 2013.

(5)
Mr. Riley retired as a member of the Board of Directors on April 25, 2013. The amount in "All Other Compensation" includes: a lump sum payment upon retirement of $1,877,966 under the Deferral Plan; $15,000 as part of his accrued benefits under the Retirement Policy; and $988 in dividends. He will receive $7,500 each quarter through April 2018 under the Retirement Policy.

(6)	The following table shows the aggregate number of stock awards and option awards outstanding for each director as of December 31, 2013.

Name	Aggregate Stock Awards Outstanding as of December 31 (#)		Aggregate Option Awards Outstanding as of December 31 (#)		Grant Date Fair Value of Stock and Option Awards made during 2013 ($)
Larry D. Brady	6,587		11,520		174,963
Clarence P. Cazalot, Jr.	6,587		11,520		174,963
Chad C. Deaton	37,500	(7)	900,778		—
Lynn L. Elsenhans	3,870		17,243		329,977
Anthony G. Fernandes	6,587		11,520		174,963
Claire W. Gargalli	6,587		11,266		174,963
Pierre H. Jungels	6,587		10,933		174,963
James A. Lash	6,587		7,595		174,963
J. Larry Nichols	6,587		11,799		174,963
H. John Riley, Jr.	—	(8)	11,520		174,963
James W. Stewart	6,587		172,985	(9)	174,963
Charles L. Watson	6,587		11,799		174,963

(7)
Pursuant to the Restated and Superseding Employment Agreement dated as of April 28, 2011 between Mr. Deaton and the Company, Mr. Deaton's stock awards outstanding vest in full on the second anniversary of his retirement date. Mr. Deaton was not granted any option awards or restricted stock awards in 2013.

(8)	Mr. Riley retired from the Board of Directors on April 25, 2013. Upon his retirement, all outstanding stock awards vested in full.

(9)	This amount includes outstanding options that were granted by BJ Services Company and were converted into options to purchase shares of Baker Hughes upon the closing of the merger on April 28, 2010.

Proposal No. 2
Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC's rules. The proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the Company's executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company; however, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by stockholders in their vote on this proposal.

As discussed previously in the Compensation Discussion and Analysis section, we believe that our compensation policies and decisions are focused on pay for performance principles, as well as being strongly aligned with the long-term interests of our stockholders and being competitive in the marketplace. The Company's principal compensation policies, which enable the Company to attract and retain strong and experienced senior executives, include:

•	rewarding performance that supports the Company's core values of integrity, teamwork, performance, learning and courage;

•	providing a significant percentage of total compensation that is variable because it is at risk, based on predetermined performance criteria;

•	requiring significant stock holdings to align the interests of senior executives with those of stockholders;

•	designing competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced senior executives; and

•	setting compensation and incentive levels that reflect competitive market practices.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement. This is an advisory vote to approve named executive officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company's stockholders approve, on an advisory basis, the named executive officer compensation, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative disclosures, of the SEC's rules.”

Recommendation of the Board of Directors

Your Board of Directors recommends a vote FOR approval, on an advisory basis, of the compensation programs of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative disclosures, of the SEC's rules.

Audit/Ethics Committee Report

The Audit/Ethics Committee is comprised of five members, each of whom is independent, as defined by the standards of the NYSE, the rules of the SEC, and under the Company's policy for director independence (“Policy for Director Independence”). Under the Charter of the Audit/Ethics Committee, the Audit/Ethics Committee assists the Board of Directors in overseeing matters relating to the accounting and reporting practices of the Company, the adequacy of the Company's disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, the performance of the Company's internal audit function and the review and pre-approval of the current year audit and non-audit fees with the Company's Independent Registered Public Accounting Firm. The Audit/Ethics Committee also oversees the Company's policies with respect to risk assessment and risk management and compliance programs relating to legal and regulatory requirements.

During the year ended December 31, 2013, the Audit/Ethics Committee held ten meetings and otherwise met and communicated with management and with Deloitte & Touche LLP (“Deloitte & Touche”), the Company's Independent Registered Public Accounting Firm for 2013. Deloitte & Touche discussed with the Audit/Ethics Committee various matters under applicable auditing standards, including information regarding the scope and results of the audit and other matters required to be discussed by the Statement on Auditing Standards No. 16, “Communications with Audit Committees.” The Audit/Ethics Committee also discussed with Deloitte & Touche its independence from the Company and received the written disclosures and the letter from Deloitte & Touche concerning independence as required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence.” The Audit/Ethics Committee also reviewed the provision of services by Deloitte & Touche not related to the audit of the Company's financial statements and not related to the review of the Company's interim financial statements as it pertains to the independence of Deloitte & Touche. Deloitte & Touche also periodically reported the progress of its audit of the effectiveness of the Company's internal control over financial reporting.

The Audit/Ethics Committee reviewed and discussed with management the Company's financial results prior to the release of earnings. In addition, the Audit/Ethics Committee reviewed and discussed with management, the Company's internal auditors and Deloitte & Touche, the interim financial information included in the March 31, 2013, June 30, 2013 and September 30, 2013 Form 10-Qs prior to their being filed with the SEC. The Audit/Ethics Committee also reviewed and discussed the Company's audited financial statements for the year ended December 31, 2013 with management, the Company's internal auditors and Deloitte & Touche. Deloitte & Touche informed the Audit/Ethics Committee that the Company's audited financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America. The Audit/Ethics Committee also monitored and reviewed the Company's procedures and policies relating to the requirements of Section 404 of SOX and related regulations.

Based on the review and discussions referred to above, and such other matters deemed relevant and appropriate by the Audit/Ethics Committee, the Audit/Ethics Committee recommended to the Board of Directors, and the Board has approved, that the financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

James A. Lash (Chairman)
Larry D. Brady
Clarence P. Cazalot, Jr.
Lynn L. Elsenhans
J. Larry Nichols

Fees Paid to Deloitte & Touche LLP

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte Entities”) billed or will bill the Company or its subsidiaries for the aggregate fees set forth in the table below for services provided during 2013 and 2012. These amounts include fees paid or to be paid by the Company for (i) professional services rendered for the audit of the Company's annual financial statements, review of quarterly financial statements and audit services related to the effectiveness of the Company's internal control over financial reporting, (ii) assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and (iii) professional services rendered for tax compliance, tax advice, and tax planning.

	2013 $	2012 $
	(in millions)	(in millions)
Audit fees	14.1	15.1
Audit-related fees	0.5	3.6
Tax fees	1.5	1.3
All Other	0.3	0.2
Total	16.4	20.2

Audit fees include fees related to the audit of the Company's annual financial statements, including fees related to the statutory audit requirements of most of our subsidiaries in foreign countries, review of quarterly financial statements and audit services related to the effectiveness of the Company's internal control over financial reporting. Audit-related fees are primarily for audit services not directly related to the Company's annual financial statements, for example audits related to possible divestitures or reorganization activities, assistance in connection with various registration statements and debt offerings, proxy statements and similar matters.

Tax fees are primarily for the preparation of income, payroll, value added and various other miscellaneous tax returns in 36 of the more than 80 countries where the Company operates. The Company also incurs local country tax advisory services in these countries. Examples of these kinds of services are assistance with audits by the local country tax authorities, acquisition and disposition advice, consultation regarding changes in legislation or rulings and advice on the tax effect of other structuring and operational matters.

In addition to the above services and fees, Deloitte Entities provide audit and other services to various Company-sponsored benefit plans which fees are incurred by and paid by the respective plans. Fees paid to Deloitte Entities for these services totaled approximately $0.4 million in 2013 and $0.3 million in 2012.

Pre-Approval Policies and Procedures

The Audit/Ethics Committee has adopted guidelines for the pre-approval of all audit and permitted non-audit services by the Company's Independent Registered Public Accounting Firm. The Audit/Ethics Committee will consider annually and, if appropriate, approve the provision of audit services by its Independent Registered Public Accounting Firm and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit/Ethics Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. All of the services and related fees described above under “audit fees,” “audit-related fees," “tax fees” and "all other" were approved under the Guidelines for Pre-Approval of Audit and Non-Audit Services of the Independent Registered Public Accounting Firm and pursuant to Section 202 of SOX.

Proposal No. 3
Ratification of the Company's Independent Registered Public Accounting Firm

The Audit/Ethics Committee has selected the firm of Deloitte & Touche as our Independent Registered Public Accounting Firm to audit the Company's books and accounts for the year ending December 31, 2014. Deloitte & Touche served as our Independent Registered Public Accounting Firm for fiscal year 2013. While the Audit/Ethics Committee is responsible for the appointment, compensation, retention, termination and oversight of the Independent Registered Public Accounting Firm, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Deloitte & Touche as our principal Independent Registered Public Accounting Firm. If the stockholders fail to ratify the selection, the Audit/Ethics Committee will reconsider whether to retain Deloitte & Touche and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit/Ethics Committee may, in its discretion, direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if it determines that such change would be in the Company's best interests and in the best interests of our stockholders.

Deloitte & Touche's representatives will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.

Recommendation of the Board of Directors

Your Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for 2014.

Proposal No. 4
Approval of the Amended and Restated Baker Hughes Incorporated
2002 Director & Officer Long-Term Incentive Plan

The Baker Hughes stockholders are being asked to approve an amendment and restatement to the Baker Hughes Incorporated 2002 D&O Plan that, among other things, would increase the number of shares of our Common Stock available for issuance under the 2002 D&O Plan such that, on and after the date of the stockholder approval (the “Restatement Date”) a total of 10,000,000 shares of our Common Stock will be available for issuances under new grants, less issuances of shares of our Common Stock made pursuant to grants after December 31, 2013, counted at the increased “fungible share ratio” described below. The amendment and restatement of the 2002 D&O Plan, including the increase in the number of shares of our Common Stock available for issuance under the 2002 D&O Plan, is contingent upon stockholder approval of the amendment and restatement that was adopted by our Board of Directors (the “Board”) on February 27, 2014.
Summary of the Amendment and Restatement of the 2002 D&O Plan
A copy of the amendment and restatement of the 2002 D&O Plan is attached hereto as Appendix C.
The 2002 D&O Plan is a broad-based incentive plan that provides for the granting of awards to our employees and our non-employee directors.
The 2002 D&O Plan amendment and restatement contains key updates, including:

•
the increase in the number of shares of our Common Stock reserved for issuance under the 2002 D&O Plan such that, on and after the date of the stockholder approval, a total of 10,000,000 shares of our Common Stock will be available for issuances under new grants, less issuances of shares of our Common Stock made pursuant to grants after December 31, 2013, counted at an increased “fungible share ratio”;

•
the increase in the fungible share ratio so that, effective for awards granted after December 31, 2013 under the 2002 D&O Plan other than stock options and stock appreciation rights, shares will be counted against the plan share limit as 2.30 shares (rather than 1.60 shares) for every one share issued under the award;

•	provisions relating to automatic exercises of expiring in- the- money nonqualified stock options;

•
the inclusion of all forms of awards (not simply restricted stock awards and restricted stock unit awards) to our non-employee directors in the existing annual limitation of 10,000 shares/units in the aggregate for awards to any one director;

•
provisions relating to recoupment of compensation awarded to executives in the event we are required to prepare certain accounting restatements and pursuant to any of our policies established (now or in the future) in compliance with SEC rules regarding Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act; and

•	provisions relating to recoupment of compensation awarded to executives and employees who are partially responsible for certain accounting restatements.

The 2002 D&O Plan is intended to enable us to provide a means to continue to attract able directors and employees and to encourage successful administration and management by those individuals whose present and potential contributions are of importance through our Common Stock ownership, thereby strengthening their concern for our welfare. A further purpose of the 2002 D&O Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance our profitable growth. Accordingly, the 2002 D&O Plan provides for the following types of grants (collectively referred to as “Awards”):

•
discretionary grants to our (or our affiliates’) employees and directors of (a) stock options that do not constitute Incentive Stock Options (“Nonqualified Stock Options”), (b) stock appreciation rights (“Stock Appreciation Rights” or “SARs”), (c) shares of our Common Stock that are subject to restrictions on disposition and forfeiture to us under certain circumstances (“Restricted Stock Awards”), (d) restricted stock unit awards payable in cash or in shares of our Common Stock (“RSU Awards”), (e) shares of our Common Stock that may be earned based on the achievement of specified performance goals (“Performance Share Awards”), (f) performance unit awards payable in cash or in shares of our Common Stock, or a combination thereof, that may be earned based upon the achievement of specified performance goals (“Performance Unit Awards”), (g) cash awards that may be earned based upon the achievement of specified performance goals (“Cash-Based Awards”), or (h) other stock-based compensatory awards that may be earned based upon the achievement of specified performance goals (“Stock Awards”); and

•
discretionary grants to our employees or the employees of our subsidiary corporations of stock options that constitute incentive stock options as defined in Section 422 of the Code (“Incentive Stock Options”).

Reasons the Board Recommends Voting For Approval of the Amendment and Restatement of the 2002 D&O Plan

The Board believes that encouraging our employees and directors to own shares of our Common Stock fosters broad alignment between the interests of our employees and directors and the interests of our stockholders. The Board also believes that the 2002 D&O Plan will help us to attract, motivate and retain talented, qualified employees and directors.
Matters Considered by the Board With Respect to the Increase in the Number of Shares Available for Issuance Under the 2002 D&O Plan

In determining whether to adopt the 2002 D&O Plan amendment and restatement provisions relating to the increase in the number of shares issuable under the 2002 D&O Plan and to recommend the increase in shares reserved for issuance to our stockholders for approval, in addition to the reasons noted above, the Board considered a stockholder cost analysis and burn rate analysis prepared by an independent third party consultant, Frederic W. Cook & Co., Inc.(the “Plan Consultant”).  As described in Proposal No. 5,  we are also recommending that the stockholders approve of an increase in the shares available for issuance under the 2002 Employee Plan so that an aggregate of 30,000,000 shares is available for issuance under the 2002 D&O Plan and the 2002 Employee Plan pursuant to outstanding and future awards under the plans. The Plan Consultant’s analysis includes an estimate that the aggregate stockholder cost percentage resulting from the proposed aggregate increase in the shares of our Common Stock available for issuance under both plans (the 2002 D&O Plan and the 2002 Employee Plan) could be 4.68%, which is less than the 5.20% dilutive impact threshold noted by the Plan Consultant. The stockholder cost percentage was computed by the Plan Consultant as the estimated cost of the aggregate increase in shares reserved for issuance under the 2002 D&O Plan and the 2002 Employee Plan to stockholders expressed as a percentage of our estimated total market value.  The Plan Consultant’s analysis indicated that our average burn rate over the 2012, 2011 and 2010 fiscal years was 1.28% (calculated utilizing the Plan Consultant’s internal burn rate formula) which is below the 4.57% allowable cap noted by the Plan Consultant for our industry.  The average burn rate over the three fiscal years was calculated by the Plan Consultant as the average of the number of shares underlying awards granted in each such fiscal year divided by the weighted average common shares outstanding for that fiscal year.
Potential Impacts of Approval of the 2002 D&O Plan by the Stockholders

While adopting the amendment and restatement would dilute the interests of stockholders as the number of shares outstanding would increase as a result of the issuance of shares of our Common Stock under the 2002 D&O Plan, the Board believes that adopting the amendment and restatement is in the best interest of the stockholders as the Board believes that granting equity-based compensation will motivate our employees and directors to achieve stock price appreciation and will better enable us to attract and retain talented, qualified employees.  While it is not possible to predict with precision the dilutive effect that the approval of the amendment and restatement may have on our stockholders, as noted above, the Plan Consultant’s analysis indicates that the stockholder cost percentage resulting from the proposed aggregate increase in the shares of our Common Stock available for issuance under the 2002 D&O Plan and the 2002 Employee Plan is estimated to be 4.68%.

The following table sets forth certain information about both the 2002 D&O Plan and the 2002 Employee Plan:

Number of shares that will be authorized for future issuance after stockholder approval of the 2002 Employee Plan and the 2002 D&O Plan(1)	30,000,000 (2)
Number of shares relating to outstanding stock options at December 31, 2013	12,206,000
Number of shares relating to outstanding awards of restricted stock, restricted stock units, and stock settled performance shares at December 31, 2013	2,652,000
Weighted average remaining term of outstanding stock options	5.9
Weighted average exercise price of outstanding stock options	50.57
____________

(1)
Shares issued pursuant to grants of stock-based awards other than stock options or SARs will count against the authorization as 2.30 shares. The authorization will also be reduced, at the fungible share ratio, by the shares issued between December 31, 2013 and the date of stockholder approval, with the exception of RSUs totaling 30,820 granted on January 23, 2014 to the directors of the Company and RSUs totaling 3,775 granted on February 26, 2014 to certain employees of the Company, as well as any cancelled or forfeited shares during that time period. The RSU grants will be calculated at the fungible share ratio.

(2)	The amount includes 10,000,000 for the 2002 D&O Plan and 20,000,000 for the 2002 Employee Plan for a total of 30,000,000.

Summary of 2002 D&O Plan
Below is a summary of the terms of the 2002 D&O Plan that is qualified in its entirety by reference to the full text of the 2002 D&O Plan. A copy of the amendment and restatement of the 2002 D&O Plan is attached hereto as Appendix C.
Administration

The 2002 D&O Plan is administered by a committee (the “Committee”). In the case of Awards to our non-employee directors, the Board is the Committee. In the case of a Performance-Based Award granted to a “covered employee” within the meaning of Section 162(m) of the Code (a “Section 162(m) Covered Employee”) that is intended to qualify as performance based compensation under Section 162(m) of the Code (“Section 162(m)”), the Compensation Committee of the Board is the Committee. Further, in the case of all other Awards granted under the 2002 D&O Plan (other than awards granted by our Chief Executive Officer and awards to our non-employee directors), the Compensation Committee of the Board is the Committee. Our Chief Executive Officer is authorized to grant Awards under the 2002 D&O Plan as inducements to hire prospective employees who will neither be (1) officers of us or any of our affiliates nor (2) subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). Also, on an annual basis the Compensation Committee of our Board may delegate to our Chief Executive Officer the ability to grant Awards under the 2002 D&O Plan to eligible employees who are neither (1) officers of us or any of our affiliates nor (2) subject to Section 16 of the Exchange Act. The members of the Compensation Committee of the Board are both (1) “non-employee directors” as defined in Rule 16b-3 of the Exchange Act and (2) “outside directors” as defined in Section 162(m).
The Committee has full authority, subject to the terms of the 2002 D&O Plan, to establish rules and regulations for the proper administration of the 2002 D&O Plan, to select the employees and directors to whom awards are granted, and to set the dates of grants, the types of awards that shall be made and the other terms of the awards. When granting awards, the Committee will consider such factors as an individual’s duties and present and potential contributions to our success and such other factors as the Committee in its discretion shall deem relevant. The Committee may also correct any defect or supply any omission or reconcile any inconsistency in the 2002 D&O Plan or in any agreement relating to an award in the manner and to the extent it shall deem expedient.
The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties and authorities under the 2002 D&O Plan other than duties and authorities relating to Awards that are intended to be performance-based compensation under Section 162(m).

Number of Shares Subject to the 2002 D&O Plan and Award Limits

If the stockholders approve of the amendment and restatement of the 2002 D&O Plan, the aggregate maximum number of shares of our Common Stock that may be issued under the 2002 D&O Plan will be 10,000,000 shares, less (1) in the case of an Award granted under the 2002 D&O Plan after December 31, 2013, other than a stock option or a SAR, 2.30 shares for every one share issued under the Award, and less (2) in the case of a stock option or a SAR granted under the 2002 D&O Plan after December 31, 2013 one share for every one share issued under the 2002 D&O Plan (collectively, the “Plan Share Limit”). Any shares of our Common Stock that are subject to a stock option or a SAR granted under the 2002 D&O Plan shall be counted against the Plan Share Limit as one share for every one share issued, and any shares that are subject to an Award granted under the 2002 D&O Plan other than a stock option or a SAR shall be counted against the Plan Share Limit as 2.30 Shares for every one share issued pursuant to the Award.
The following rules will apply for purposes the Plan Share Limit:
No Liberal Share Counting for Cashless Exercises of Options and SARs and Tax Withholding for Options and SARs
To the extent that after December 31, 2013, shares of our Common Stock subject to an Option or a SAR granted under the 2002 D&O Plan are used to pay (1) the Option Price under the Option (the “Option Price”) or the exercise price under the SAR under a net-settlement cashless exercise of all or a portion of the Option or the SAR, or (2) the tax withholding obligation arising with respect to the Option or the SAR, those shares will be treated as having been issued under the 2002 D&O Plan for purposes of the Plan Share Limit. To the extent that after December 31, 2013, shares not subject to an Option or a SAR granted under the 2002 D&O Plan are tendered by the holder to pay (1) the Option Price under the Option or the exercise price under the SAR under a cashless exercise of all or a portion of an Option or a SAR, or (2) the tax withholding obligation arising with respect to the Option or the SAR, those shares will not be added to, and will not otherwise increase, the Plan Share Limit.
Gross Amount of Shares Subject to SARs Settled in Shares Counted Against the Plan Share Limit
The gross (rather than the net) number of shares of our Common Stock that are subject to SARs granted under the 2002 D&O Plan that are settled in Shares will be treated as issued under the 2002 D&O Plan for purposes of the Plan Share Limit.
Share Repurchases by the Company on the Open Market Will Not Increase Plan Share Limit
Shares of our Common Stock that are repurchased by us on the open market will not be added to, and will not otherwise increase, the Plan Share Limit.
Forfeitures, Expirations, Settlements in Cash and Exchanges for Awards That Do Not Involve Shares
To the extent that shares of our Common Stock that are the subject of Awards under the 2002 D&O Plan are (1) forfeited or terminated, (2) expire unexercised, (3) are settled in cash in lieu of shares, or (4) are exchanged for Awards that do not involve shares, such shares will not be treated as having been issued under the 2002 D&O Plan but rather will again immediately become available to be issued pursuant to Awards granted under the 2002 D&O Plan. Any shares that so become available for Awards under the 2002 D&O Plan will be added as (i) one share for every one share subject to Options or SARs granted under the 2002 D&O Plan and (ii) 2.30 shares for every one share subject to Awards other than Options or SARs granted under the 2002 D&O Plan.
Shares Used to Satisfy Tax Withholding Obligations for Awards Other Than Options and SARs
To the extent that after December 31, 2013, shares of our Common Stock subject to an Award granted under the 2002 D&O Plan other than an Option or a SAR are used to pay the tax withholding obligation arising with respect to the Award, those shares will not be treated as having been issued under the 2002 D&O Plan for purposes of the Plan Share Limit. To the extent that after December 31, 2013, mature shares (shares of our Common Stock that have been held and vested by a holder for at least six months) are used by a holder (through attestation or otherwise) to pay the tax withholding obligation arising with respect to an Award granted under the 2002 D&O Plan other than an Option or a SAR, those tendered mature shares will be added to the Plan Share Limit.

Award Limitations
The following rules (“Award Limitations”) will apply to grants of Awards under the 2002 D&O Plan and if an Award is cancelled, the cancelled Award will continue to be counted toward the applicable limitation below:
Options
The maximum aggregate number of shares of our Common Stock that may be subject to Options granted in any one of our fiscal years to any one employee is 3,000,000.
Incentive Stock Options
The maximum aggregate number of shares of our Common Stock that may be subject to Incentive Stock Options granted under the 2002 D&O Plan is 10,000,000.
SARs
The maximum aggregate number of shares of our Common Stock that may be subject to a Stock Appreciation Rights granted under the 2002 D&O Plan in any one of our fiscal years to any one employee is 3,000,000.
Performance-Based Awards
The maximum aggregate number of shares of our Common Stock subject to Performance Share Awards granted in any one of our fiscal years to any one employee, singly or in combination, is 1,000,000, determined as of the date of grant. The maximum aggregate value, determined as of the date of grant, of any Performance Unit Awards and Cash-Based Awards granted to any one employee, singly or in combination, in any one of our fiscal years is $10,000,000.
Director Awards
The maximum aggregate grant with respect to any Awards (including but not limited to, Options, SARs, Stock Awards, Restricted Stock Awards, and Restricted Stock Units) granted in any one Fiscal Year to any one Director is 10,000 Shares/Units.
The limitations described above may be adjusted upon a subdivision or consolidation of shares of our Common Stock or other capital readjustment, the payment of a stock dividend on our Common Stock, or other increase or reduction in the number of shares of our Common Stock outstanding without receipt of consideration by us.
Eligibility

All of our employees and directors are eligible to participate in the 2002 D&O Plan; however we currently have ten non-employee directors, twenty two Executives and approximately five other officers who participate in the 2002 D&O Plan. The selection of those employees and directors, from among those eligible, who will receive Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Performance Share Awards, Stock Appreciation Rights, Performance Unit Awards, Cash-Based Awards, Stock Awards or RSU Awards or any combination thereof is within the discretion of the Committee. However, Incentive Stock Options may be granted only to our employees and employees of our subsidiary corporations.
Term of 2002 D&O Plan

No further awards may be granted under the 2002 D&O Plan after September 18, 2019, and the 2002 D&O Plan will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the 2002 D&O Plan at any time with respect to any shares of our Common Stock for which awards have not yet been granted.

Stock Options

Term of Option
The term of each stock option will be as specified by the Committee at the date of grant but will not be exercisable more than ten years after the date of grant. The effect of the termination of a participant’s employment, or membership on the Board will be specified in the option agreement that evidences each stock option grant.
Option Price
The Option Price will be determined by the Committee and may not be less than the fair market value of a share of our Common Stock on the date that the stock option is granted.
Repricing Restrictions
Except for adjustments for certain changes in the our Common Stock, an Option granted under the 2002 D&O Plan will not be directly or indirectly repriced without stockholder approval (1) through cancellation of the Option followed by the grant of a new Award or cash, (2) by directly lowering the exercise price of an Option, or (3) by taking any other action that would be treated as a repricing of an Option under the then in effect rules of the principal U.S. national securities exchange on which our shares of Common Stock are listed.
Special Rules for Certain Stockholders
If an Incentive Stock Option is granted to an employee who then owns, directly or by attribution under the Code, stock constituting more than 10% of the total combined voting power of all classes our stock or the stock of a subsidiary of ours, then the term of the stock option may not exceed five years, and the Option Price will be at least 110% of the fair market value of the shares on the date that the stock option is granted.
Size of Grant
Subject to the limitations described above under the section “Number of Shares Subject to the 2002 D&O Plan and Award Limits,” the number of shares for which a stock option is granted to an employee or director will be determined by the Committee.
Status of Stock Options
The status of each stock option granted to an employee as either an Incentive Stock Option or a Nonqualified Stock Option will be designated by the Committee at the time of grant. Unless a stock option is specifically characterized by the Committee as an Incentive Stock Option it will be a Nonqualified Stock Option. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the stock options with respect to the excess shares will be Nonqualified Stock Options. All stock options granted to any non-employee directors will be Nonqualified Stock Options.
Payment
The Option Price upon exercise may be paid by a participant in any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the stock option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or one of our executive officers) (c) by tendering shares of our Common Stock with a fair market value equal to the Option Price and that have been held by the participant and vested for at least six months or (d) any other form of payment which is acceptable to the Committee.
Stock Option Agreement
All stock options will be evidenced by written agreements containing provisions consistent with the 2002 D&O Plan and such other provisions as the Committee deems appropriate. The terms and conditions of the respective stock option agreements need not be identical. The Committee may, with the consent of the participant, amend any outstanding stock option agreement in any manner not inconsistent with the provisions of the 2002 D&O Plan, including amendments that accelerate the exercisability of the stock option.
Stock Appreciation Rights

Term of Stock Appreciation Right
The term of each Stock Appreciation Right will be as specified by the Committee at the date of grant but will not be exercisable more than ten years after the date of grant.
Stock Appreciation Rights Agreement
All Stock Appreciation Rights will be evidenced by written agreements containing provisions consistent with the provisions of the 2002 D&O Plan and such other provisions as the Committee deems appropriate. The terms and conditions of the respective Stock Appreciation Rights agreements need not be identical. The Committee may, with the consent of the participant, amend an outstanding Stock Appreciation Right agreement in any manner that is not inconsistent with the provisions of the 2002 D&O Plan, including amendments that accelerate the time at which the Stock Appreciation Right may be exercisable. Unless otherwise provided in a Stock Appreciation Rights agreement, upon the exercise of a Stock Appreciation Right, a holder will be entitled to receive payment from us in an amount determined by multiplying (i) the difference between the value of a share of our Common Stock on the date of exercise over the grant price by (ii) the number of shares of our Common Stock with respect to which the Stock Appreciation Right is exercised. The per share grant price for a Stock Appreciation Right will be established the date of grant of the Stock Appreciation Right and will not be less than the fair market value of a share of our Common Stock on the date of grant. At the discretion of the Committee, the payment made to a holder upon the exercise of a Stock Appreciation Right may be in cash, in shares of our Common Stock or in some combination of cash and our Common Stock.
Repricing Restrictions
Except for adjustments for certain changes in the our Common Stock, a SAR granted under the 2002 D&O Plan will not be directly or indirectly repriced without stockholder approval (1) through cancellation of the SAR followed by the grant of a new Award or cash, (2) by directly lowering the grant price of a SAR, or (3) by taking any other action that would be treated as a repricing of a SAR under the then in effect rules of the principal U.S. national securities exchange on which our shares of Common Stock are listed.
Restricted Stock Awards

Transfer Restrictions and Forfeiture Obligations
Pursuant to a Restricted Stock Award, shares of our Common Stock will be issued or delivered to the employee or director at the time the award is made without any payment to us (other than for any payment amount determined by the Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to us as may be determined in the discretion of the Committee. The Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on (i) the attainment of one or more performance measures established by the Committee, (ii) the continued employment or service with us or our affiliates for a specified period or (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion. Upon the issuance of shares of our Common Stock pursuant to a Restricted Stock Award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive all dividends paid with respect to such shares, which dividends, when paid in stock, will accrue and be paid when the forfeiture restrictions applicable to the Restricted Stock Award have lapsed. At the time of such award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock Awards, including rules pertaining to the effect of the termination of employment or service as a director of a recipient of a Restricted Stock Award (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Dividends Subject to Same Performance Conditions as Apply to Restricted Stock Award
If a holder of a Restricted Stock Award granted under the 2002 D&O Plan becomes entitled to the payment of dividends paid in shares of our Common Stock with respect to the Restricted Stock Award, those dividends will be subject to the satisfaction of the same performance conditions, if any, as apply to the Restricted Stock Award.
Accelerated Vesting
The Committee may, in its discretion, fully vest (i.e., cause the lapse of forfeiture restrictions with respect to) any outstanding Restricted Stock Award as of a date determined by the Committee.
Other Terms and Conditions
The Committee may establish other terms and conditions for the issuance of Restricted Stock Awards under the 2002 D&O Plan.
Performance-Based Awards

Grant of Performance-Based Awards
The Committee, at any time, may grant Performance-Based Awards under the 2002 D&O Plan to eligible persons in such amounts and upon such terms as the Committee may determine. A “Performance-Based Award” will be a Performance Share Award, a Performance Unit Award or a Cash-Based Award. The amount of, the vesting and the transferability restrictions applicable to any Performance-Based Award will be based upon the attainment of such performance goals as the Committee may determine.
All of our employees and all of our affiliates' employees are eligible to receive grants of Performance-Based Awards. The maximum aggregate grant with respect to Performance Share Awards made in any one calendar year to any one employee is 1,000,000 shares of our Common Stock, determined as of the date of grant. The maximum aggregate amount awarded or credited with respect to Cash-Based Awards or Performance Unit Awards to any one employee in any one calendar year may not exceed $10,000,000 in value, determined as of the date of grant.
Performance Goals
A performance goal under a Performance-Based Award under the 2002 D&O Plan must be objective so that a third party having knowledge of the relevant facts could determine whether the goal is met.
Performance goals for Performance-Based Awards under the 2002 D&O Plan will be determined by the Compensation Committee and will be designed to support the Company’s business strategy and align participants’ interests with stockholder interests. Performance goals, the attainment of which may determine the degree of payout or vesting with respect to Performance-Based Awards that are intended to qualify as performance-based compensation exempt from Section 162(m), will be based on one or more of the following business criteria: net earnings; earnings per share; net income (before or after taxes); stock price (including growth measures and total shareholder return); return measures (including return on net capital employed, return on assets, return on equity, or sales return); earnings before or after interest, taxes, depreciation and/or amortization; dividend payments to the Company; gross revenues; gross margins; expense targets; cash flow return on investments, which equals net cash flows divided by owner’s equity; internal rate of return or increase in net present value; working capital targets relating to inventory or accounts receivable; planning accuracy (as measured by comparing planned results to actual results); net sales growth; net operating profit; cash flow (including operating cash flow and free cash flow); and operating margin.
Achievement of the goals may be measured:

•	individually, alternatively, or in any combination;

•	with respect to the Company, one or more business units, or any combination of the foregoing;

•	on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, or to other external measures; and

•
including or excluding items determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the acquisition or disposal of a business, or related to a change in accounting principle, in each case based on Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, Overall Opinion No. 30, or other applicable accounting rules, or consistent with the Company’s policies and practices for measuring the achievement of performance goals on the date the Committee establishes the goals.

The Compensation Committee may, in its discretion, increase the amount payable under a Performance-Based Award to a participant who is not a Section 162(m) Covered Employee. The Compensation Committee may not increase the amount payable under an award to a participant who is a Section 162(m) Covered Employee.
Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting the 2002 D&O Plan’s provisions applicable to performance goals and Performance-Based Awards, for participants who are Section 162(m) Covered Employees, it is intended that the 2002 D&O Plan will conform with the standards of Section 162(m) and Treasury Regulations § 1.162-27(e)(2)(i), and the Compensation Committee in establishing such goals and interpreting the 2002 D&O Plan will be guided by such provisions. Prior to the payment of any compensation under Performance-Based Awards based on the achievement of performance goals, the Compensation Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Share or performance unit awards made pursuant to the 2002 D&O Plan will be determined by the Compensation Committee.
Performance-Based Awards may be granted under the 2002 D&O Plan to our employees or employees of our affiliates.
Performance Award Agreement
Each Performance-Based Award will be evidenced by an agreement that contains any vesting or transferability restrictions, performance goals, payment provisions and other provisions not inconsistent with the 2002 D&O Plan as the Committee may specify. The terms and provisions of the respective Performance-Based Award agreements need not be identical.
Time of Establishment of Performance Goals
With respect to a Performance-Based Award to a Section 162(m) Covered Employee that is intended to qualify as performance-based compensation exempt from Section 162(m), a performance goal for the Performance-Based Award must be established by the Committee prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the performance goal relates or (ii) the lapse of 25% of the period of service, and in any event while the outcome is substantially uncertain.
Payment
Payment under a Performance Unit Award or a Stock Award may be made in cash or shares of our Common Stock, as specified in the participant’s award agreement. Payment under a Performance Share Award will be made in shares of our Common Stock. Payment under a Cash-Based Award will be made in cash. Unless a Performance-Based Award is structured as a current transfer of shares of our Common Stock subject to a risk of forfeiture in the event performance goals are not achieved, a participant’s payment under a Performance-Based Award will be made at the time specified in the applicable award agreement. The award agreement will specify that any payment will be made (i) by a date that is no later than the date that is two and one-half months after the end of the calendar year in which the Performance-Based Award payment is no longer subject to a substantial risk of forfeiture or (ii) at a time that is permissible under Section 409A of the Code.
In the case of a Performance-Based Award payable to a Section 162(m) Covered Employee that is intended to quality as performance-based compensation exempt from Section 162(m), if the time at which a Performance-Based Award will vest or be paid is accelerated for any reason, the number of shares of our Common Stock subject to, or the amount payable under, the Performance-Based Award will be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.
Dividends and Dividend Equivalents
Holders of Performance-Based Awards will not be entitled to the payment of dividend equivalents under the award, unless the payment of dividend equivalents will be subject to the same performance conditions as apply to the Performance-Based Award. In the case of a Performance-Based Award that is payable in shares of our Common Stock, if the holder becomes entitled to the payment of dividends paid in shares of our Common Stock with respect to the Performance-Based Award, these dividends will be added to the Performance-Based Award and will be subject to the satisfaction of the same performance conditions as apply to the underlying Performance-Based Award.
Restricted Stock Unit Awards ("RSU Award")

RSU Awards
An RSU Award will be similar in nature to a Restricted Stock Award except that no shares of our Common Stock or cash will be transferred to the holder of the award until the applicable vesting restrictions lapse or performance conditions have been satisfied. The amount of, and the vesting and the transferability restrictions applicable to, any RSU Award will be determined by the Committee in its sole discretion. The Committee will maintain a bookkeeping ledger account that reflects the number of restricted stock units credited under the 2002 D&O Plan for the benefit of a holder.
RSU Award Agreement
Each RSU Award will be evidenced by an award agreement that contains any substantial risk of forfeiture (within the meaning of Section 409A of the Code), vesting and transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the 2002 D&O Plan as the Committee may specify. An RSU Award agreement may provide for the payment of dividend equivalents.
Form of Payment Under RSU Award
Payment under an RSU Award will be made in cash or shares of our Common Stock as specified in the applicable award agreement.
Dividend Equivalents Subject to Same Performance Conditions as Apply to RSU Award
If a holder of an RSU Award granted under the 2002 D&O Plan becomes entitled to the payment of dividend equivalents with respect to the RSU Award, those dividends will be subject to the satisfaction of the same performance conditions, if any, as apply to the RSU Award.
Time of Payment Under RSU Award
Payment to a holder under an RSU Award will be made at the time specified in the applicable award agreement. The award agreement will specify that the payment will be made (i) by a date that is no later than the date that is two and one-half months after the end of the fiscal year in which the RSU Award payment is no longer subject to a substantial risk of forfeiture or (ii) at a time that is permissible under Section 409A of the Code.
Corporate Change and Other Adjustments

The maximum number of shares that may be issued under the 2002 D&O Plan and the maximum number of shares that may be issued to any one individual and the other individual award limitations, as well as the number and price of shares of our Common Stock or other consideration subject to an award under the 2002 D&O Plan, will be appropriately adjusted by the Committee in the event of changes in the outstanding our Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of our Common Stock occurring after an award is granted.

Treatment of Awards Upon the Occurrence of a Change in Control

The effect, if any, of a Change in Control (including a termination of employment in connection with a Change in Control) upon any Award granted under the 2002 D&O Plan will be determined in accordance with the terms of the applicable Award Agreement issued by the Committee that is applicable to the Award. In the case of Awards granted under the 2002 D&O Plan on or prior to January 22, 2014, the terms of Article 14 of the 2002 D&O Plan as in effect prior to the amendment and restatement will continue to apply to the Awards.
For purposes of the 2002 D&O Plan, a “Change in Control” generally means the occurrence of one of the following events:

•
the consummation of a merger of us with another person and as a result of such merger unless the beneficial owners of our voting securities outstanding immediately after the merger own at least fifty percent (50%) of the combined voting power of the voting securities of the surviving or resulting corporation or its parent immediately after the merger,

•	we sell substantially all of our assets to any other person,

•	we are to be dissolved and liquidated,

•
any person, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including the power to vote) of more than thirty percent (30%) of the outstanding shares of our voting stock (based upon voting power), or

•	individuals who are Incumbent Directors cease for any reason to constitute a majority of our Board.

For this purpose, the term “Incumbent Directors” means (1) a member of the Board on July 24, 2008; or (2) an individual: (a) who becomes a member of the Board after July 24, 2008, (b) whose appointment or election by the Board or nomination for election by the Company’s stockholders is approved or recommended by a vote of at least two thirds of the then surviving Incumbent Directors, and (c) whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.
Transferability

An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee’s lifetime only by the employee or such employee’s guardian or legal representative. All other Awards under the 2002 D&O Plan are not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, except that the Committee may permit certain transfers of Nonqualified Stock Options to immediate family members.
Amendments

The Board may from time to time amend the 2002 D&O Plan; however, any change that would impair the rights of a participant with respect to an award previously granted will require the participant’s consent. Further, without the prior approval of our stockholders, the Board may not amend the 2002 D&O Plan to change the class of eligible individuals, increase the number of shares of our Common Stock that may be issued under the 2002 D&O Plan, or amend or delete the provisions of the 2002 D&O Plan that prevent the Committee from amending any outstanding stock option or Stock Appreciation Right agreement to lower the Option Price or Stock Appreciation Right grant price (or cancel and replace any outstanding option agreement with a stock option agreement having a lower Option Price).
Recoupments in Certain Situations

Effective for Awards granted under the 2002 D&O Plan on or after January 22, 2014, if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under applicable securities laws, a recipient of an Award who was or is one of our executive officers will forfeit and must repay to us any compensation awarded to him or her under the 2002 D&O Plan to the extent specified in any of our compensation recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission under or in connection with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Also, effective for Awards granted under the 2002 D&O Plan on or after January 22, 2014, if we are required to prepare an accounting restatement due in whole or in part to the recipient’s misconduct, the recipient will forfeit and must repay to us any compensation awarded under the 2002 D&O Plan to the extent required by the Board in accordance with the terms of our compensation recoupment policy as in effect on January 23, 2014.
Automatic Exercises of In-the-Money Expiring Nonqualified Stock Options
The 2002 D&O Plan generally provides that on the last trading day on which all or a portion of a Nonqualified Option may be exercised, if the then fair market value of a share of our Common Stock exceeds the per share Option Price of the Nonqualified Option by at least $.01 (such expiring portion of a Nonqualified Stock Option that is so in-the-money, an “Auto-Exercise Eligible Option”), the holder will be deemed to have automatically exercised such Auto-Exercise Eligible Option (to the extent it has not previously been exercised or forfeited). In the event of such an automatic exercise, we will reduce the number of shares of our Common Stock issued to the holder upon the holder’s automatic exercise of the Auto-Exercise Eligible Option to satisfy the holder’s Option Price obligation for the Auto-Exercise Eligible Option. We will also normally reduce the number of shares of our Common Stock issued to the holder to satisfy the tax withholding obligation arising upon the automatic exercise. A holder may notify us that he or she does not wish for the Auto-Exercise Eligible Option to be exercised. The automatic exercise feature will not apply to a Nonqualified Stock Option to the extent that the feature may cause the Nonqualified Stock Option to fail to qualify for favorable tax treatment under applicable law. In our discretion, we may determine to cease automatically exercising Options at any time.
Federal Income Tax Aspects of the 2002 D&O Plan

The following discussion summarizes certain material U.S. Federal income tax consequences to us and U.S. holders with respect to the acquisition, ownership, exercise or disposition of awards which may be granted under the 2002 D&O Plan. The discussion is based upon the provisions of the Code and the regulations and rulings promulgated thereunder, all of which are subject to change (possibly with retroactive effect) or different interpretations. Certain Awards (such as RSU Awards and Performance Unit Awards) that may be granted pursuant to the 2002 D&O Plan could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A and guidance promulgated thereunder. If we do grant such Awards we anticipate they will likely be designed to comply with those restrictions and to avoid the additional taxes imposed by Section 409A. This summary reflects generally contemplated consequences and does not purport to deal with all aspect of U.S. Federal income taxation that may be relevant to an individual award holder’s situation, nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.
Incentive Stock Options
Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the participant upon the grant or the exercise of an Incentive Stock Option if the participant does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the stock option was granted or within the one-year period beginning on the date the stock option was exercised (collectively, the “holding period”). In such event, we would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the stock option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the participant’s alternative minimum taxable income for the year in which such exercise occurs. However, if the participant exercises an Incentive Stock Option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.
Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute long-term capital gain. If a participant disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the participant will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m), we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the participant. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.
Nonqualified Stock Options and Stock Appreciation Rights
As a general rule, no federal income tax is imposed on the participant upon the grant of a Nonqualified Stock Option (whether or not including a Stock Appreciation Right), and we are not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Nonqualified Stock Option, the participant will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the Option Price paid for such shares. In the case of the exercise of a stock appreciation right, the participant will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the participant. Upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, and subject to the application of Section 162(m), we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the participant assuming any federal income tax reporting requirements are satisfied.
Upon a subsequent disposition of the shares received upon exercise of a Nonqualified Stock Option or a Stock Appreciation Right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right are transferred to the participant subject to certain restrictions, then the taxable income realized by the participant, unless the participant elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Nonqualified Stock Option or Stock Appreciation Rights.
Restricted Stock Awards
The recipient of a Restricted Stock Award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of our Common Stock at such time, and, subject to Section 162(m), we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock Award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m), deductible as such by us. Notwithstanding the foregoing, the holder of a Restricted Stock Award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock Award based on the fair market value of the shares of our Common Stock on the date of the award, in which case (a) subject to Section 162(m), we will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by us, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock Award and is irrevocable.
Restricted Stock Unit Awards
The grant of an RSU Award under the 2002 D&O Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for us at the time of grant. At the time an RSU Award vests the recipient will generally recognize ordinary income and, subject to the application of Section 162(m), we will be entitled to a corresponding deduction. Generally, the measure of the income and the deduction will be the number of units subject to the RSU Award multiplied by the value of our Common Stock at the time the RSU Award is settled.
Performance-Based Awards
An individual who has been granted a Performance-Based Award generally will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. Whether a Performance-Based Award is paid in cash or shares of our Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m), we will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of our Common Stock either at the time the Performance-Based Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance-Based Award prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m), deductible as such by us.
Stock Awards
An individual who has been granted a Stock Award generally will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. Whether a Stock Award is paid in cash or shares of our Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m), we will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of our Common Stock either at the time the Stock Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Stock Award prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m), deductible as such by us
Section 162(m)
Generally, Section 162(m) precludes a public corporation from taking a deduction for annual compensation in excess of $1,000,000 paid to its Section 162(m) Covered Employees. Our Section 162(m) Covered Employees are our principal executive officer and our three next highest-paid officers other than our principal financial officer. The Section 162(m) deduction limitation does not apply to certain performance-based compensation that satisfies certain requirements of Section 162(m). The 2002 D&O Plan is designed to permit the Committee to grant Awards to covered executive officers that will constitute qualified performance-based compensation for purposes of Section 162(m). Our stockholders have previously approved of the material terms under which remuneration may be paid under the 2002 D&O Plan, including performance goals, pursuant to Section 162(m). Based on Section 162(m) and the regulations issued thereunder, we intend that our ability to deduct compensation income generated in connection with the exercise of Nonqualified Stock Options or Stock Appreciation Rights granted by the Committee under the 2002 D&O Plan generally should not be limited by Section 162(m). Further, we intend that compensation income generated in connection with Performance-Based Awards granted by the Committee under the 2002 D&O Plan (whether they are structured as Performance Share Awards, Performance Unit Awards or Cash-Based Awards) generally should not be limited by Section 162(m).
General
The 2002 D&O Plan is not qualified under Section 401(a) of the Code. Based upon current law and published interpretations, we do not believe that the 2002 D&O Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 2002 D&O Plan. No consideration has been given to the effects of state, local, or other tax laws on the 2002 D&O Plan or award recipients.
Parachute Payment Sanctions
Certain provisions of the 2002 D&O Plan or provisions included in an award agreement may afford a recipient special protections or payments which are contingent on a change in the ownership or effective control of us or in the ownership of a substantial portion of our assets. To the extent triggered by the occurrence of any such event, these special protections or payments may constitute “parachute payments” that, when aggregated with other parachute payments received by the recipient, if any, could result in the recipient receiving “excess parachute payments” (a portion of which would be allocated to those protections or payments derived from the award). We would not be allowed a deduction for any such excess parachute payments, and the recipient of the payments would be subject to a nondeductible 20% excise tax upon such payments in addition to income tax otherwise owed.
The following table provides information related to the equity-based awards granted in 2013 under the 2002 D&O Plan.

2002 D&O Plan	Dollar Value(1)	Number of Units
Name and position	(In dollars per share)	(In shares)
Martin S. Craighead, Chairman and CEO	20.33	231,207
Peter A. Ragauss, Senior Vice President and CFO	20.33	106,195
Alan R. Crain, Senior Vice President, Chief Legal and Governance Officer	20.33	89,293
Belgacem Chariag, President, Global Products and Services	25.33	73,621
Derek Mathieson, Vice President, Strategy and Corporate Development	20.33	59,156
Executive Group	23.55	353,502
Non-Executive Director Group	45.21	42,570
Non-Executive Officer Employee Group	17.26	91,749
____________

(1)
The amounts included in the Dollar Value column represent the aggregate grant date values of the equity-based awards made computed in accordance with FASB ASC Topic 718, divided by the amounts reflected in the Number of Units column.

The Board of Directors recommends voting FOR this proposal.

Proposal No.5
Approval of the Amended and Restated Baker Hughes Incorporated
2002 Employee Long-Term Incentive Plan

The Baker Hughes stockholders are being asked to approve an amendment and restatement to the 2002 Employee Plan that, among other things, would increase the number of shares of our Common Stock available for issuance under the 2002 Employee Plan such that, on and after the date of the stockholder approval (the “Restatement Date”) a total of 20,000,000 shares of our Common Stock will be available for issuances under new grants, less issuances of shares of our Common Stock made pursuant to grants after December 31, 2013, counted at the increased “fungible share ratio” described below. The amendment and restatement of the 2002 Employee Plan, including the increase in the number of shares of our Common Stock available for issuance under the 2002 Employee Plan, is contingent upon stockholder approval of the amendment and restatement that was adopted by our Board of Directors (the “Board”) on February 27, 2014.
Summary of the Amendment and Restatement of the 2002 Employee Plan
A copy of the amendment and restatement of the 2002 Employee Plan is attached hereto as Appendix D.
The 2002 Employee Plan is a broad-based incentive plan that provides for the granting of awards to our employees.
The 2002 Employee Plan amendment and restatement contains key updates, including:

•
the increase in the number of shares of our Common Stock reserved for issuance under the 2002 Employee Plan such that, on and after the date of the stockholder approval, a total of 20,000,000 shares of our Common Stock will be available for issuances under new grants, less issuances of shares of our Common Stock made pursuant to grants after December 31, 2013, counted at an increased “fungible share ratio”;

•
the increase in the fungible share ratio so that, effective for awards granted after December 31, 2013 under the 2002 Employee Plan other than stock options and stock appreciation rights, shares will be counted against the plan share limit as 2.30 shares (rather than 1.60 shares) for every one share issued under the award;

•	provisions relating to automatic exercises of expiring in- the- money nonqualified stock options;

•
provisions relating to recoupment of compensation awarded to executives in the event we are required to prepare certain accounting restatements and pursuant to any of our policies established (now or in the future) in compliance with SEC rules regarding Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act; and

•	provisions relating to recoupment of compensation awarded to executives and employees who are partially responsible for certain accounting restatements.

The 2002 Employee Plan is intended to enable us to provide a means to continue to attract able employees and to encourage successful administration and management by those individuals whose present and potential contributions are of importance through our Common Stock ownership, thereby strengthening their concern for our welfare. A further purpose of the 2002 Employee Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance our profitable growth. Accordingly, the 2002 Employee Plan provides for the following types of grants (collectively referred to as “Awards”):

•
discretionary grants to our (or our subsidiaries’) employees of (a) stock options that do not constitute incentive stock options as defined in Section 422 of the Code (“Nonqualified Stock Options”), (b) stock appreciation rights (“Stock Appreciation Rights” or “SARs”), (c) shares of our Common Stock that are subject to restrictions on disposition and forfeiture to us under certain circumstances (“Restricted Stock Awards”), (d) restricted stock unit awards payable in cash or in shares of our Common Stock (“RSU Awards”), (e) shares of our Common Stock that may be earned based on the achievement of specified performance goals (“Performance Share Awards”), (f) performance unit awards payable in cash or in shares of our Common Stock, or a combination thereof, that may be earned based upon the achievement of specified performance goals (“Performance Unit Awards”), (g) cash awards that may be earned based upon the achievement of specified performance goals

(“Cash-Based Awards”), or (h) other stock-based compensatory awards that may be earned based upon the achievement of specified performance goals (“Stock Awards”).

Reasons the Board Recommends Voting For Approval of the Amendment and Restatement of the 2002 Employee Plan

The Board believes that encouraging our employees to own shares of our Common Stock fosters broad alignment between the interests of employees and the interests of our stockholders. The Board also believes that the 2002 Employee Plan will help us to attract, motivate and retain talented, qualified employees.
Matters Considered by the Board With Respect to the Increase in Shares of Our Common Stock Available for Issuance Under the 2002 Employee Plan

In determining whether to adopt the 2002 Employee Plan amendment and restatement provisions relating to the increase in the number of shares issuable under the 2002 Employee Plan, and to recommend the increase in shares reserved for issuance to our stockholders for approval, in addition to the reasons noted above, the Board considered a stockholder cost analysis and burn rate analysis prepared by an independent third party consultant, Frederic W. Cook & Co., Inc. (the “Plan Consultant”).  As described in Proposal No. 4,  we are also recommending that the stockholders approve of an increase in the number of shares available for issuance under the 2002 D&O Plan so that an aggregate of 30,000,000 shares is available for issuance under the 2002 Employee Plan and the plans pursuant to outstanding and future awards under the plans. The Plan Consultant’s analysis includes an estimate that the aggregate stockholder cost percentage resulting from the proposed aggregate increase in the shares of our Common Stock available for issuance under the 2002 Employee Plan and the 2002 D&O Plan could be 4.68%, which is below the 5.20% dilutive impact threshold noted by the Plan Consultant. The stockholder cost percentage was computed by the Plan Consultant as the estimated cost of the aggregate increase in shares reserved for 2002 Employee Plan and the 2002 D&O Plan to stockholders expressed as a percentage of our estimated total market value.The Plan Consultant’s analysis indicated that our average burn rate over the 2012, 2011 and 2010 fiscal years was 1.28% (calculated utilizing the Plan Consultant’s internal burn rate formula) which is below the 4.57% allowable cap noted by the Plan Consultant for our industry. The average burn rate over the three fiscal years was calculated by the Plan Consultant as the average of the number of shares underlying awards granted in each such fiscal year divided by the weighted average common shares outstanding for that fiscal year.
Potential Impacts of Approval of the 2002 Employee Plan by the Stockholders

While adopting the amendment and restatement would dilute the interests of stockholders as the number of shares outstanding would increase as a result of the issuance of shares of our Common Stock under the 2002 Employee Plan, the Board considers that adopting the amendment and restatement is in the best interest of the stockholders as the Board believes that granting equity-based compensation will motivate our employees to achieve stock price appreciation and will better enable us to attract and retain talented, qualified employees. While it is not possible to predict with precision the dilutive effect that the approval of the amendment and restatement may have on our stockholders, as noted above, the Plan Consultant’s analysis indicates that the stockholder cost percentage resulting from the proposed aggregate increase in the shares of our Common Stock available for issuance under the 2002 Employee Plan and the Baker Hughes Incorporated 2002 D&O Plan is estimated to be 4.68%.

The following table sets forth certain information about both the 2002 Employee Plan and the 2002 D&O Plan:

Number of shares that will be authorized for future issuance after stockholder approval of the 2002 Employee Plan and the 2002 D&O Plan (1)	30,000,000 (2)
Number of shares relating to outstanding stock options at December 31, 2013	12,206,000
Number of shares relating to outstanding awards of restricted stock, restricted stock units, and stock settled performance shares at December 31, 2013	2,652,000
Weighted average remaining term of outstanding stock options	5.9
Weighted average exercise price of outstanding stock options	50.57
___________

(1)
Shares issued pursuant to grants of stock-based awards other than stock options or SARs will count against the authorization as 2.30 shares. The authorization will also be reduced, at the fungible share ratio, by the shares issued between December 31, 2013 and the date of stockholder approval, with the exception of RSUs totaling 30,820 granted on January 23, 2014 to the directors of the Company and RSUs totaling 3,775 granted on February 26, 2014 to certain employees of the Company, as well as any cancelled or forfeited shares during that time period. The RSU grants will be calculated at the fungible share ratio.

(2)	The amount includes 10,000,000 for the 2002 D&O Plan and 20,000,000 for the 2002 Employee Plan for a total of 30,000,000.

Summary of the 2002 Employee Plan
Below is a summary of the terms of the 2002 Employee Plan that is qualified in its entirety by reference to the full text of the 2002 Employee Plan. A copy of the amendment and restatement of the 2002 Employee Plan is attached hereto as Appendix D.
Administration

The 2002 Employee Plan is administered by a committee ( the “Committee”). For all Awards granted under the 2002 Employee Plan (other than awards granted by our Chief Executive Officer), the Compensation Committee of the Board is the Committee. Our Chief Executive Officer is authorized to grant Awards under the 2002 Employee Plan as inducements to hire prospective employees who will neither be (1) officers of us or any of our subsidiaries nor (2) subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). Also, on an annual basis the Compensation Committee of our Board may delegate to our Chief Executive Officer the ability to grant Awards under the 2002 Employee Plan to eligible employees who are neither (1) officers of us or any of our subsidiaries nor (2) subject to Section 16 of the Exchange Act.
The Committee has full authority, subject to the terms of the 2002 Employee Plan, to establish rules and regulations for the proper administration of the 2002 Employee Plan, to select the employees to whom awards are granted, and to set the dates of grants, the types of awards that will be made and the other terms of the awards. When granting awards, the Committee will consider such factors as an individual’s duties and present and potential contributions to our success and such other factors as the Committee in its discretion deems relevant. The Committee may also correct any defect or supply any omission or reconcile any inconsistency in the 2002 Employee Plan or in any agreement relating to an award in the manner and to the extent it shall deem expedient.
The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties and authorities under the 2002 Employee Plan.
Number of Shares Subject to the 2002 Employee Plan and Award Limits

If the stockholders approve of the amendment and restatement of the 2002 Employee Plan, the aggregate maximum number of shares of our Common Stock that may be issued under the 2002 Employee Plan will 20,000,000 shares, less (1) in the case of an Award granted under the 2002 Employee Plan after December 31, 2013, other than a stock option or a SAR, 2.30 shares for every one share issued under the Award, and less (2) in the case of a stock option or a SAR granted under the 2002 Employee Plan after December 31, 2013 one share for every one share issued under the 2002 Employee Plan (collectively, the “Plan Share Limit”). Any shares of our Common Stock that are subject to a stock option or a SAR granted under the 2002 Employee Plan shall be counted against the Plan Share Limit as one share for every one share issued, and any shares that are subject to an Award granted under the 2002 Employee Plan other than a stock option or a SAR shall be counted against the Plan Share Limit as 2.30 Shares for every one share issued pursuant to the Award.
The following rules will apply for purposes the Plan Share Limit:
No Liberal Share Counting for Cashless Exercises of Options and SARs and Tax Withholding for Options and SARs
To the extent that after December 31, 2013, shares of our Common Stock subject to an Option or a SAR granted under the 2002 Employee Plan are used to pay (1) the Option Price under the Option (the “Option Price”) or the exercise price under the SAR under a net-settlement cashless exercise of all or a portion of the Option or the SAR, or (2) the tax withholding obligation arising with respect to the Option or the SAR, those shares will be treated as having been issued under the 2002 Employee Plan for purposes of the Plan Share Limit. To the extent that after December 31,

2013, shares not subject to an Option or a SAR granted under the 2002 Employee Plan are tendered by the holder to pay (1) the Option Price under the Option or the exercise price under the SAR under a cashless exercise of all or a portion of an Option or a SAR, or (2) the tax withholding obligation arising with respect to the Option or the SAR, those shares will not be added to, and will not otherwise increase, the Plan Share Limit.
Gross Amount of Shares Subject to SARs Settled in Shares Counted Against the Plan Share Limit
The gross (rather than the net) number of shares of our Common Stock that are subject to SARs granted under the 2002 Employee Plan that are settled in Shares will be treated as issued under the 2002 Employee Plan for purposes of the Plan Share Limit.
Share Repurchases by the Company on the Open Market Will Not Increase Plan Share Limit
Shares of our Common Stock that are repurchased by us on the open market will not be added to, and will not otherwise increase, the Plan Share Limit.
Forfeitures, Expirations, Settlements in Cash and Exchanges for Awards That Do Not Involve Shares
To the extent that shares of our Common Stock that are the subject of Awards under the 2002 Employee Plan are (1) forfeited or terminated, (2) expire unexercised, (3) are settled in cash in lieu of shares, or (4) are exchanged for Awards that do not involve shares, such shares will not be treated as having been issued under the 2002 Employee Plan but rather will again immediately become available to be issued pursuant to Awards granted under the 2002 Employee Plan. Any shares that so become available for Awards under the 2002 Employee Plan will be added as (i) one share for every one share subject to Options or SARs granted under the 2002 Employee Plan and (ii) 2.30 shares for every one share subject to Awards other than Options or SARs granted under the 2002 Employee Plan.
Shares Used to Satisfy Tax Withholding Obligations for Awards Other Than Options and SARs
To the extent that after December 31, 2013, shares of our Common Stock subject to an Award granted under the 2002 Employee Plan other than an Option or a SAR are used to pay the tax withholding obligation arising with respect to the Award, those shares will not be treated as having been issued under the 2002 Employee Plan for purposes of the Plan Share Limit. To the extent that after December 31, 2013, mature shares (shares of our Common Stock that have been held and vested by a holder for at least six months) are used by a holder (through attestation or otherwise) to pay the tax withholding obligation arising with respect to an Award granted under the 2002 Employee Plan other than an Option or a SAR, those tendered mature shares will be added to the Plan Share Limit.
Award Limitations
The following rules (“Award Limitations”) will apply to grants of Awards under the 2002 Employee Plan and if an Award is cancelled, the cancelled Award will continue to be counted toward the applicable limitation below:
Options
The maximum aggregate number of shares of our Common Stock that may be subject to Options pursuant granted in any one of our fiscal years to any one employee is 3,000,000.
Incentive Stock Options
The maximum aggregate number of shares of our Common Stock that may be subject to Incentive Stock Options granted under the 2002 Employee Plan is 10,000,000.
SARs
The maximum aggregate number of shares of our Common Stock that may be subject to Stock Appreciation Rights granted in any one of our fiscal years to any one employee is 3,000,000.

Performance-Based Awards
The maximum aggregate number of shares of our Common Stock subject to Performance Share Awards granted in any one of our fiscal years to any one employee, singly or in combination, is 1,000,000, determined as of the date of grant. The maximum aggregate value, determined as of the date of grant, of any Performance Unit Awards and Cash-Based Awards granted to any one employee, singly or in combination, in any one of our fiscal years is $10,000,000.
The limitations described above may be adjusted upon a subdivision or consolidation of shares of our Common Stock or other capital readjustment, the payment of a stock dividend on our Common Stock, or other increase or reduction in the number of shares of our Common Stock outstanding without receipt of consideration by us.
Eligibility

All of our (and our subsidiaries’) employees are eligible to participate in the 2002 Employee Plan but no Awards are made under the 2002 Employee Plan to employees who are officers of us or any of our subsidiaries. We currently have approximately 1,500 employees who participate in the 2002 Employee Plan. The selection of those employees, from among those eligible, who will receive Nonqualified Stock Options, Restricted Stock Awards, Performance Share Awards, Stock Appreciation Rights, Performance Unit Awards, Cash-Based Awards, Stock Awards or RSU Awards or any combination thereof is within the discretion of the Committee.
Term of 2002 Employee Plan

No further awards may be granted under the 2002 Employee Plan after September 18, 2019, and the 2002 Employee Plan will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the 2002 Employee Plan at any time with respect to any shares of our Common Stock for which awards have not yet been granted.
Stock Options

Term of Option
The term of each stock option will be as specified by the Committee at the date of grant but shall not be exercisable more than ten years after the date of grant. The effect of the termination of a participant’s employment will be specified in the option agreement that evidences each stock option grant.
Option Price
The Option Price will be determined by the Committee and may not be less than the fair market value of a share of our Common Stock on the date that the stock option is granted.
Repricing Restrictions
Except for adjustments for certain changes in the our Common Stock, an Option granted under the 2002 Employee Plan will not be directly or indirectly repriced without stockholder approval (1) through cancellation of the Option followed by the grant of a new Award or cash, (2) by directly lowering the exercise price of an Option, or (3) by taking any other action that would be treated as a repricing of an Option under the then in effect rules of the principal U.S. national securities exchange on which our shares of Common Stock are listed.
Size of Grant
Subject to the limitations described above under the section “Number of Shares Subject to the 2002 Employee Plan and Award Limits,” the number of shares for which a stock option is granted to an employee will be determined by the Committee.
Status of Stock Options
All stock options granted to under the 2002 Employee LTIP will be Nonqualified Stock Options.

Payment
The Option Price upon exercise may be paid by a participant in any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the stock option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or one of our executive officers) (c) by tendering shares of our Common Stock with a fair market value equal to the Option Price and that have been held by the participant and vested for at least six months or (d) any other form of payment which is acceptable to the Committee.
Stock Option Agreement
All stock options will be evidenced by written agreements containing provisions consistent with the 2002 Employee Plan and such other provisions as the Committee deems appropriate. The terms and conditions of the respective stock option agreements need not be identical. The Committee may, with the consent of the participant, amend any outstanding stock option agreement in any manner not inconsistent with the provisions of the 2002 Employee Plan, including amendments that accelerate the exercisability of the stock option.
Stock Appreciation Rights

Term of Stock Appreciation Right
The term of each Stock Appreciation Right will be as specified by the Committee at the date of grant but shall not be exercisable more than ten years after the date of grant.
Stock Appreciation Rights Agreement
All Stock Appreciation Rights will be evidenced by written agreements containing provisions consistent with the provisions of the 2002 Employee Plan and such other provisions as the Committee deems appropriate. The terms and conditions of the respective Stock Appreciation Rights agreements need not be identical. The Committee may, with the consent of the participant, amend an outstanding Stock Appreciation Right agreement in any manner that is not inconsistent with the provisions of the 2002 Employee Plan, including amendments that accelerate the time at which the Stock Appreciation Right may be exercisable. Unless otherwise provided in a Stock Appreciation Rights agreement, upon the exercise of a Stock Appreciation Right, a holder will be entitled to receive payment from us in an amount determined by multiplying (i) the difference between the value of a share of our Common Stock on the date of exercise over the grant price by (ii) the number of shares of our Common Stock with respect to which the Stock Appreciation Right is exercised. The per share grant price for a Stock Appreciation Right will be established the date of grant of the Stock Appreciation Right and will not be less than the fair market value of a share of our Common Stock on the date of grant. At the discretion of the Committee, the payment made to a holder upon the exercise of a Stock Appreciation Right may be in cash, in shares of our Common Stock or in some combination of cash and our Common Stock.
Repricing Restrictions
Except for adjustments for certain changes in the our Common Stock, a SAR granted under the 2002 Employee Plan will not be directly or indirectly repriced without stockholder approval (1) through cancellation of the SAR followed by the grant of a new Award or cash, (2) by directly lowering the grant price of a SAR, or (3) by taking any other action that would be treated as a repricing of a SAR under the then in effect rules of the principal U.S. national securities exchange on which our shares of Common Stock are listed.
Restricted Stock Awards

Transfer Restrictions and Forfeiture Obligations
Pursuant to a Restricted Stock Award, shares of our Common Stock will be issued or delivered to the employee or director at the time the award is made without any payment to us (other than for any payment amount determined by the Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to us as may be determined in the discretion of the Committee. The Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on (i) the attainment of one or more performance measures established by the Committee, (ii) the continued employment or service with us or our subsidiaries for a specified period or (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion. Upon the issuance of shares of our Common Stock pursuant to a Restricted Stock Award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive all dividends paid with respect to such shares, which dividends, when paid in stock, will accrue and be paid when the forfeiture restrictions applicable to the Restricted Stock Award have lapsed. At the time of such award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock Awards, including rules pertaining to the effect of the termination of employment of a recipient of a Restricted Stock Award (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.
Dividends Subject to Same Performance Conditions as Apply to Restricted Stock Award
If a holder of a Restricted Stock Award granted under the 2002 Employee Plan becomes entitled to the payment of dividends paid in shares of our Common Stock with respect to the Restricted Stock Award, those dividends will be subject to the satisfaction of the same performance conditions, if any, as apply to the Restricted Stock Award.
Accelerated Vesting
The Committee may, in its discretion, fully vest (i.e., cause the lapse of forfeiture restrictions with respect to) any outstanding Restricted Stock Award as of a date determined by the Committee.
Other Terms and Conditions
The Committee may establish other terms and conditions for the issuance of Restricted Stock Awards under the 2002 Employee Plan.
Performance-Based Awards

Grant of Performance-Based Awards
The Committee, at any time, may grant Performance-Based Awards under the 2002 Employee Plan to eligible persons in such amounts and upon such terms as the Committee may determine. A Performance-Based Award will be Performance Share Award, a Performance Unit Award, a Cash-Based Award or a Stock Award. The amount of, the vesting and the transferability restrictions applicable to any Performance-Based Award will be based upon the attainment of such performance goals as the Committee may determine.
All of our employees and all of our subsidiaries employees are eligible to receive grants of Performance-Based Awards. The maximum aggregate grant with respect to Performance Share Awards made in any one calendar year to any one employee is 1,000,000 shares of our Common Stock, determined as of the date of grant. The maximum aggregate amount awarded or credited with respect to Cash-Based Awards or Performance Unit Awards to any one employee in any one calendar year may not exceed $10,000,000 in value, determined as of the date of grant.
Performance Goals.
Performance goals for Performance-Based Awards under the 2002 Employee Plan will be determined by the Compensation Committee and will be designed to support the Company’s business strategy and align participants’ interests with stockholder interests. Performance goals will be based on one or more of the following business criteria or such other business criteria as is determined by the Committee: net earnings; earnings per share; net income (before or after taxes); stock price (including growth measures and total shareholder return); return measures (including return on net capital employed, return on assets, return on equity, or sales return); earnings before or after interest, taxes, depreciation and/or amortization; dividend payments to the Company; gross revenues; gross margins; expense targets; cash flow return on investments, which equals net cash flows divided by owner’s equity; internal rate of return or increase in net present value; working capital targets relating to inventory or accounts receivable; planning accuracy (as measured by comparing planned results to actual results); net sales growth; net operating profit; cash flow (including operating cash flow and free cash flow); and operating margin.
Achievement of the goals may be measured:

•	individually, alternatively, or in any combination;

•	with respect to the Company, one or more business units, or any combination of the foregoing;

•	on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, or to other external measures; and

•
including or excluding items determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the acquisition or disposal of a business, or related to a change in accounting principle, in each case based on Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, Overall Opinion No. 30, or other applicable accounting rules, or consistent with the Company’s policies and practices for measuring the achievement of performance goals on the date the Committee establishes the goals.

Performance Award Agreement
Each Performance-Based Award will be evidenced by an agreement that contains any vesting or transferability restrictions, performance goals, payment provisions and other provisions not inconsistent with the 2002 Employee Plan as the Committee may specify. The terms and provisions of the respective Performance-Based Award agreements need not be identical.
Payment
Payment under a Performance Unit Award or a Stock Award may be made in cash or shares of our Common Stock, as specified in the participant’s award agreement. Payment under a Performance Share Award will be made in shares of our Common Stock. Payment under a Cash-Based Award will be made in cash. Unless a Performance-Based Award is structured as a current transfer of shares of our Common Stock subject to a risk of forfeiture in the event performance goals are not achieved, a participant’s payment under a Performance-Based Award will be made at the time specified in the applicable award agreement. The award agreement will specify that any payment will be made (i) by a date that is no later than the date that is two and one-half months after the end of the calendar year in which the Performance-Based Award payment is no longer subject to a substantial risk of forfeiture or (ii) at a time that is permissible under Section 409A of the Code.
Dividends and Dividend Equivalents
Holders of Performance-Based Awards will not be entitled to the payment of dividend equivalents under the award, unless the payment of dividend equivalents will be subject to the same performance conditions as apply to the Performance-Based Award. In the case of a Performance-Based Award that is payable in shares of our Common Stock, if the holder becomes entitled to the payment of dividends paid in shares of our Common Stock with respect to the Performance-Based Award, these dividends will be added to the Performance-Based Award and will be subject to the satisfaction of the same performance conditions as apply to the underlying Performance-Based Award.
Restricted Stock Unit Awards

RSU Awards
An RSU Award will be similar in nature to a Restricted Stock Award except that no shares of our Common Stock or cash will be transferred to the holder of the award until the applicable vesting restrictions lapse or performance conditions have been satisfied. The amount of, and the vesting and the transferability restrictions applicable to, any RSU Award will be determined by the Committee in its sole discretion. The Committee will maintain a bookkeeping ledger account that reflects the number of restricted stock units credited under the 2002 Employee Plan for the benefit of a holder.
RSU Award Agreement
Each RSU Award will be evidenced by an award agreement that contains any substantial risk of forfeiture (within the meaning of Section 409A of the Code), vesting and transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the 2002 Employee Plan as the Committee may specify. An RSU Award agreement may provide for the payment of dividend equivalents.

Form of Payment Under RSU Award
Payment under an RSU Award will be made in cash or shares of our Common Stock as specified in the applicable award agreement.
Dividend Equivalents Subject to Same Performance Conditions as Apply to RSU Award
If a holder of a RSU Award granted under the 2002 Employee Plan becomes entitled to the payment of dividend equivalents with respect to the RSU Award, those dividends will be subject to the satisfaction of the same performance conditions, if any, as apply to the RSU Award.
Time of Payment Under RSU Award
Payment to a holder under an RSU Award shall be made at the time specified in the applicable award agreement. The award agreement will specify that the payment will be made (i) by a date that is no later than the date that is two and one-half months after the end of the fiscal year in which the RSU Award payment is no longer subject to a substantial risk of forfeiture or (ii) at a time that is permissible under Section 409A.
Corporate Change and Other Adjustments

The maximum number of shares that may be issued under the 2002 Employee Plan and the maximum number of shares that may be issued to any one individual and the other individual award limitations, as well as the number and price of shares of our Common Stock or other consideration subject to an award under the 2002 Employee Plan, will be appropriately adjusted by the Committee in the event of changes in the outstanding our Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of our Common Stock occurring after an award is granted.
Treatment of Awards Upon the Occurrence of a Change in Control

The effect, if any, of a Change in Control (including a termination of employment in connection with a Change in Control) upon any Award granted under the 2002 Employee Plan will be determined in accordance with the terms of the applicable Award Agreement issued by the Committee that is applicable to the Award. In the case of Awards granted under the 2002 Employee Plan on or prior to January 22, 2014, the terms of Article 14 of the 2002 Employee Plan as in effect prior to the amendment and restatement will continue to apply to the Awards.
For purposes of the 2002 Employee Plan, a “Change in Control” generally means the occurrence of one of the following events:

•
the consummation of a merger of us with another person and as a result of such merger unless the beneficial owners of our voting securities outstanding immediately after the merger own at least fifty percent (50%) of the combined voting power of the voting securities of the surviving or resulting corporation or its parent immediately after the merger;

•	we sell substantially all of our assets to any other person;

•	we are to be dissolved and liquidated;

•
any person, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including the power to vote) of more than thirty percent (30%) of the outstanding shares of our voting stock (based upon voting power); or

•	individuals who are Incumbent Directors cease for any reason to constitute a majority of our Board.

For this purpose, the term “Incumbent Directors” means (1) a member of the Board on July 24, 2008; or (2) an individual: (a) who becomes a member of the Board after July 24, 2008, (b) whose appointment or election by the Board or nomination for election by the Company’s stockholders is approved or recommended by a vote of at least two thirds of the then surviving Incumbent Directors, and (c) whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.

Transferability

All Awards under the 2002 Employee Plan are not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, except that the Committee may permit certain transfers of Options to immediate family members.
Amendments

The Board may from time to time amend the 2002 Employee Plan; however, any change that would impair the rights of a participant with respect to an award previously granted will require the participant’s consent. Further, without the prior approval of our stockholders, the Board may not amend the 2002 Employee Plan to change the class of eligible individuals, increase the number of shares of our Common Stock that may be issued under the 2002 Employee Plan, or amend or delete the provisions of the 2002 Employee Plan that prevent the Committee from amending any outstanding stock option or Stock Appreciation Right agreement to lower the Option Price or Stock Appreciation Right grant price (or cancel and replace any outstanding option agreement with a stock option agreement having a lower Option Price).
Recoupments in Certain Situations
Effective for Awards granted under the 2002 Employee Plan on or after January 22, 2014, if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under applicable securities laws, a recipient of an Award who was or is one of our executive officers will forfeit and must repay to us any compensation awarded to him or her under the 2002 Employee Plan to the extent specified in any of our compensation recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission under or in connection with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Also, effective for Awards granted under the 2002 Employee Plan on or after January 22, 2014, if we are required to prepare an accounting restatement due in whole or in part to the recipient’s misconduct,, the recipient will forfeit and must repay to us any compensation awarded under the 2002 Employee Plan to the extent required by the Board in accordance with the terms of our compensation recoupment policy as in effect on January 23, 2014.
Automatic Exercises of In-the-Money Expiring Nonqualified Stock Options
The 2002 Employee Plan generally provides that on the last trading day on which all or a portion of a Nonqualified Option may be exercised, if the the then fair market value of a share of our Common Stock exceeds the per share Option Price of the Nonqualified Option by at least $.01 (such expiring portion of a Nonqualified Stock Option that is so in-the-money, an “Auto-Exercise Eligible Option”), the holder will be deemed to have automatically exercised such Auto-Exercise Eligible Option (to the extent it has not previously been exercised or forfeited). In the event of such an automatic exercise, we will reduce the number of shares of our Common Stock issued to the holder upon the holder’s automatic exercise of the Auto-Exercise Eligible Option to satisfy the holder’s Option Price obligation for the Auto-Exercise Eligible Option. We will also normally reduce the number of shares of our Common Stock issued to the holder to satisfy the tax withholding obligation arising upon the automatic exercise. A holder may notify us that he or she does not wish for the Auto-Exercise Eligible Option to be exercised. The automatic exercise feature will not apply to a Nonqualified Stock Option to the extent that the feature may cause the Nonqualified Stock Option to fail to qualify for favorable tax treatment under applicable law. In our discretion, we may determine to cease automatically exercising Options at any time.
Federal Income Tax Aspects of the 2002 Employee Plan

The following discussion summarizes certain material U.S. Federal income tax consequences to us and U.S. holders with respect to the acquisition, ownership, exercise or disposition of awards which may be granted under the 2002 Employee Plan. The discussion is based upon the provisions of the Code and the regulations and rulings promulgated thereunder, all of which are subject to change (possibly with retroactive effect) or different interpretations. Certain Awards (such as RSU Awards and Performance Unit Awards) that may be granted pursuant to the 2002 Employee Plan could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A and guidance promulgated thereunder. If we do grant such Awards we anticipate they will likely be designed to comply with those restrictions and to avoid the additional taxes imposed by Section 409A. This summary reflects generally contemplated consequences and does not purport to deal with all aspect of U.S. Federal income taxation that may be relevant to an individual award holder’s situation, nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.
Nonqualified Stock Options and Stock Appreciation Rights
As a general rule, no federal income tax is imposed on the participant upon the grant of a Nonqualified Stock Option (whether or not including a Stock Appreciation Right), and we are not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Nonqualified Stock Option, the participant will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the Option Price paid for such shares. In the case of the exercise of a stock appreciation right, the participant will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the participant. Upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, and subject to the application of Section 162(m), we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the participant assuming any federal income tax reporting requirements are satisfied.
Upon a subsequent disposition of the shares received upon exercise of a Nonqualified Stock Option or a Stock Appreciation Right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right are transferred to the participant subject to certain restrictions, then the taxable income realized by the participant, unless the participant elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Nonqualified Stock Option or Stock Appreciation Rights.
Restricted Stock Awards
The recipient of a Restricted Stock Award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of our Common Stock at such time, and, we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock Award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, deductible as such by us. Notwithstanding the foregoing, the holder of a Restricted Stock Award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock Award based on the fair market value of the shares of our Common Stock on the date of the award, in which case (a) we will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by us, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock Award and is irrevocable.
Restricted Stock Unit Awards
The grant of an RSU Award under the 2002 D&O Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for us at the time of grant. At the time an RSU Award vests the recipient will generally recognize ordinary income and, we will be entitled to a corresponding deduction. Generally, the measure of the income and the deduction will be the number of units subject to the RSU Award multiplied by the value of our Common Stock at the time the RSU Award is settled.
Performance-Based Awards
An individual who has been granted a Performance-Based Award generally will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. Whether a Performance-Based Award is paid in cash or shares of our Common Stock, the individual will have taxable compensation and, we will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of our Common Stock either at the time the Performance-Based Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance-Based Award prior to the actual issuance of shares under the award will be compensation income to the employee and deductible as such by us.
Section 162(m)
Generally, Section 162(m) precludes a public corporation from taking a deduction for annual compensation in excess of $1,000,000 paid to its employees who are subject to Section 162(m). Our employees who are subject to Section 162(m) are our principal executive officer and our three next highest-paid officers other than our principal financial officer. The Section 162(m) deduction limitation does not apply to certain performance-based compensation that satisfies certain requirements of Section 162(m). Based on Section 162(m) and the regulations issued thereunder, we anticipate that our ability to deduct compensation income generated in connection with Awards granted under the 2002 Employee Plan generally should not be limited by Section 162(m) since Awards are not made under the 2002 Employee Plan to officers of us or any of our subsidiaries.
General
The 2002 Employee Plan is not qualified under Section 401(a) of the Code. Based upon current law and published interpretations, we do not believe that the 2002 Employee Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 2002 Employee Plan. No consideration has been given to the effects of state, local, or other tax laws on the 2002 Employee Plan or award recipients.
Parachute Payment Sanctions
Certain provisions of the 2002 Employee Plan or provisions included in an award agreement may afford a recipient special protections or payments which are contingent on a change in the ownership or effective control of us or in the ownership of a substantial portion of our assets. To the extent triggered by the occurrence of any such event, these special protections or payments may constitute “parachute payments” that, when aggregated with other parachute payments received by the recipient, if any, could result in the recipient receiving “excess parachute payments” (a portion of which would be allocated to those protections or payments derived from the award). We would not be allowed a deduction for any such excess parachute payments, and the recipient of the payments would be subject to a nondeductible 20% excise tax upon such payments in addition to income tax otherwise owed.

The following table provides information related to the equity-based awards granted in 2013 under the 2002 Employee Plan.

2002 Employee Plan	Dollar Value(1)	Number of Units
Name and position	(In dollars per share)	(In Shares)
Martin S. Craighead, Chairman and CEO	—	—
Peter A. Ragauss, Senior Vice President and CFO	—	—
Alan R. Crain, Senior Vice President, Chief Legal and Governance Officer	—	—
Belgacem Chariag, President, Global Products and Services	—	—
Derek Mathieson, Vice President, Strategy and Corporate Development	—	—
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	26.76	3,173,233
____________

(1)
The amounts included in the Dollar Value column represent the aggregate grant date values of the equity-based awards made computed in accordance with FASB ASC Topic 718, divided by the amounts reflected in the Number of Units column.

The Board of Directors recommends voting FOR this proposal.

Annual Report

The 2013 Annual Report on Form 10-K of the Company (the “Annual Report”), which includes audited financial statements for the fiscal year ended December 31, 2013, accompanies this Proxy Statement only if you have requested that a copy of this Proxy Statement be mailed to you. The Annual Report also is available electronically by following the instructions in the E-Proxy Notice, as described in the “Proxy Statement - Information About the Notice of Internet Availability of Proxy Materials” section of this Proxy Statement. However, the Annual Report is not part of the proxy soliciting information. In addition, a copy of our Annual Report is available in print at no cost to any stockholder that requests it by writing to us at Corporate Secretary c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by Baker Hughes under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Audit/Ethics Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

Stockholder Proposals

Proposals of stockholders intended to be presented at the 2015 Annual Meeting must be received by the Company between October 15, 2014 and November 14, 2014 to be properly brought before the 2015 Annual Meeting and to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting. Such proposals should be mailed to the Company's Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019. Nominations of directors by stockholders must be received by the Chairperson of the Governance and HS&E Committee of the Company's Board of Directors, P.O. Box 4740, Houston, Texas 77210-4740 or the Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019 between October 15, 2014 and November 14, 2014 to be properly nominated before the 2015 Annual Meeting, although the Company is not required to include such nominees in its Proxy Statement.

Other Matters

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

ANNEX A

BAKER HUGHES INCORPORATED

CORPORATE GOVERNANCE GUIDELINES
(As Amended and Restated January 23, 2014)

These Baker Hughes Incorporated Corporate Governance Guidelines are established by the Board of Directors (“Board”) as the principles for conduct of the Company’s business affairs to benefit its stockholders.

Board

The responsibility of the members of the Board is to exercise their business judgment to act in what they reasonably believe to be in the best interest of the Company and its stockholders. In addition to the Board’s general oversight of management’s performance of its responsibilities, the principal functions of the Board acting directly or through its Committees (as defined in “Committees of the Board”) include:

•	Providing effective oversight of the governance of the affairs of the Company in order to maximize long-term benefit to the stockholders;

•	Maintaining a viable succession plan for the office of the Chief Executive Officer (“CEO”) of the Company and other members of senior management;

•	Evaluating the performance of the Board and identifying and recruiting new members for the Board;

•	Reviewing and approving long-term business plans;

•	Appointing, approving the compensation and overseeing the work of the independent auditors;

•	Overseeing certain compliance related issues, including accounting, internal audit, disclosure controls and internal controls, enterprise risk management and environmental policies;

•	Reviewing quarterly earnings release and quarterly and annual financial statements to be filed with the Securities and Exchange Commission (“SEC”);

•	Evaluating and setting the compensation of the CEO and other members of senior management; and

•	Adopting an appropriate governance policy.

Selection and Qualification of Directors

The Governance and Health, Safety and Environmental Committee (the “Governance and HS&E Committee”) will annually assess the needs of the Company and the Board in order to recommend to the Board the director candidates who will further the goals of the Company in representing the long-term interests of the stockholders. In particular, the Governance and HS&E Committee will assess the special skills, expertise and backgrounds relevant to the Company’s business to determine whether or not a candidate has the character traits and breadth of business knowledge to make him or her an effective director, based on previously established criteria, as described in Exhibit A, “Guidelines for Membership on the Board of Directors”. The Governance and HS&E Committee will annually assess the contributions of the directors whose terms expire at the next Annual Meeting of Stockholders and recommend to the Board if they should be nominated for re-election by stockholders. The Board will propose a slate of nominees to the stockholders for election to the Board at the next Annual Meeting, as described in Exhibit B, “Selection Process for New Board of Directors Candidates.”

Independence

The Board will be comprised of a majority of directors who qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), as described in Exhibit C, “Policy for Director Independence, Audit/Ethics Committee Members and Audit Committee Financial Expert.” Annually, the Board will review the relationship that each director has with the Company to determine that the director has no material relationship with the Company, its affiliates or any member of the senior management of the Company, subject to additional qualifications prescribed under the listing standards of the NYSE. The Company will not make any personal loans or extensions of credit to directors or executive officers.

Size and Term of the Board
In accordance with the Company’s Bylaws, the Board determines the number of directors on the Board, which currently will consist of not more than 11 directors. In accordance with the Company’s Restated Certificate of Incorporation, at each Annual Meeting of Stockholders, directors shall be elected for a term of one year ending on the date of the Annual Meeting of Stockholders following the annual meeting at which the directors were elected and will serve until their successors are elected and qualified or until his or her earlier death, retirement, resignation or removal. Stockholders may propose nominees for consideration by the Governance and HS&E Committee, as described in Exhibit D, “Policy and Submission Procedures for Stockholder Recommended Director Candidates,” by submitting within the prescribed time period the name and supporting information to: Chairman, Governance and HS&E Committee of the Board of Directors, P.O. Box 4740, Houston, Texas 77210-4740 or to the Corporate Secretary, c/o Baker Hughes Incorporated 2929 Allen Parkway, Suite 2100, Houston, Texas 77019-2118 to be properly nominated before the next Annual Meeting of Stockholders, although the Company is not required to include such nominees in its proxy statement. Between such annual meetings, the Board may elect directors to serve until the next annual meeting.

Voting for Directors

Any nominee for director in an uncontested election who receives a “withhold” vote representing a majority of the votes cast for his or her election will be required to submit a letter of resignation to the Governance and HS&E Committee of the Board of Directors. The Governance and HS&E Committee will consider all of the relevant facts and circumstances and recommend to the Board of Directors whether or not the resignation should be accepted. For the purposes of this Section, an “uncontested election” shall mean an election in which the number of nominees as of the record date for the meeting at which directors are to be elected does not exceed the number of directors to be elected at such meeting.

Director Orientation and Continuing Education

The Governance and HS&E Committee will periodically review and recommend to the Board a director orientation program that includes an initial and continuing orientations providing the director with comprehensive information about the Company’s business, one-on-one meetings with senior management and other officers of the Company, an overview of the Director Reference Manual and tours of the Company’s operations. The directors will be provided with continuing education materials covering upcoming seminars and conferences.

Independent Advisors

The Board and the Committees of the Board have the right at any time to retain independent outside financial, legal or other advisors.

Executive Sessions

The Board will meet in executive session with the CEO after each Board meeting. In addition, the independent directors of the Company will meet in executive session following each regularly scheduled Board meeting without any inside director or Company executives present. These executive session discussions may include any topic relevant to the business affairs of the Company as determined by the independent directors.

Lead Director

The Governance and HS&E Committee will review and recommend to the Board a director to serve as Lead Director during executive sessions of the independent members of the Board. The Lead Director will be elected by the independent members of the Board; preside at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of independent directors; serve as liaison between the Chairman and the independent directors; have the authority to call meetings of the independent directors; work with the Chairman in developing Board meeting agendas, schedules, and information provided to the Board; and communicate with significant stockholders when appropriate on matters involving broad corporate policies and practices.

Stockholder Communications

In order to provide the stockholders of the Company and other interested parties with a direct and open line of communication to the Company’s Board, procedures have been established, as described in Exhibit E, “Stockholder Communications with the Board of Directors.”

Termination of Independent Director Status

In accordance with the Company’s Bylaws, an independent director shall not stand for reelection as a director of the Company at the Annual Meeting following any of the occurrences set forth below. The following provisions may be waived by the Board (excluding the affected director) if the Board determines that such waiver would be in the best interest of the Company and its stockholders.

Retirement:	The director's 72nd birthday.
Attendance:	Any fiscal year in which a director fails to attend at least 66% of the meetings of the Board and any Committees of the Board on which the director serves.

Termination of Inside Director Status

In accordance with the Company’s Bylaws, an inside director must resign from the Board: (i) at the time of any diminution of his or her responsibilities as an officer; (ii) at the time of termination of employment by the Company for any reason; or (iii) on the director’s 72nd birthday.

Conflict of Interest

The Board expects each director, as well as senior management and employees, to act ethically at all times. Independent directors may not serve on more than four other boards of publicly listed companies in addition to the Company’s Board of Directors. No officer of the Company may serve on a board of any company having a present or retired employee on the company’s Board. Additionally, officers of the Company may not serve as directors of any other publicly held companies without the approval of the Governance and HS&E Committee. The CEO may serve on no more than three boards of publicly held companies, while other officers may serve on no more than one board of a publicly held company or for-profit company. Members of Audit/Ethics Committee of the Board may not simultaneously serve on the audit committees of more than three public companies. If an independent director serving on the Company’s Board is asked to join another board of directors, prior notice shall be given to the Chairman of the Governance and HS&E Committee and the Corporate Secretary of the Company. If an actual or potential conflict of interest arises for a director or senior management, the individual shall promptly inform the CEO or the Board. Any waivers of the Company’s Business Code of Conduct for a director or senior management will be determined by the Board or its designated Committee and will be publicly disclosed.

Board Compensation and Evaluation Procedures

Compensation: The Governance and HS&E Committee will annually review compensation to determine director compensation and recommend any changes to the Board.

Company Stock Ownership: Each independent director is expected to own at least five times his or her annual retainer in Company Common Stock. Such ownership level should be obtained within a reasonable period of time following the director’s election to the Board.

Evaluation: Any director may at any time provide the Chairman of the Governance and HS&E Committee an evaluation of another director. Questions and observations regarding the evaluation of a director will be referred, as necessary, to the Lead Director. The directors will perform an annual evaluation on the performance and effectiveness of the Audit/Ethics Committee in accordance with the regulations of the Public Company Accounting Oversight Board.

Board Functions

Board Meetings: The Board will hold five regular meetings per year to handle recurring business, with special meetings called as appropriate. Directors are expected to attend all scheduled Board and     Committee meetings.

Special Meetings: The number of scheduled Board meetings will vary with circumstances and special meetings will be called as necessary.

Annual Meetings of Stockholders: The Company’s Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Company’s Board on matters relevant to the Company. It is the Company’s policy to request and encourage all of the Company’s directors and nominees for election as directors to attend in person the Annual Meeting of Stockholders.

Agenda Items: The Chairman will be responsible for setting the agenda for and presiding over the Board meetings. Individual directors are encouraged to contact the Chairman with respect to any proposed agenda items that the director believes should be on the agenda. The Corporate Secretary will endeavor to timely provide to the directors all written Board materials to be covered in regular meetings prior thereto.

Committees of the Board

The Board has constituted five standing Committees: Governance and HS&E Committee, Audit/Ethics Committee, Compensation Committee, Finance Committee and Executive Committee. Each Committee shall be comprised solely of independent directors, except for the Executive and Finance Committees. The Chairman of the Board serves on the Executive Committee. Any independent member of the Board may attend any Committee meeting as an observer.

The Governance and HS&E Committee annually proposes Committee assignments and chairmanships to the Board. Each Committee is elected by the Board, including the designation by the Board of one person to serve as Chairman of each Committee. On an annual basis, each Committee shall perform an evaluation of the Committee and its activities.

Governance and HS&E Committee

Purpose: The Committee’s purpose is to develop and recommend to the Board a set of corporate governance principles applicable to the Company (“Corporate Governance Guidelines”) and to oversee compliance with, conduct reviews of and recommend appropriate modifications to such Corporate Governance Guidelines. The Committee is also responsible for assisting the Board of Directors in providing oversight of the Company’s policies and management systems with respect to health, safety and environmental matters.

Principal Responsibilities: The Committee will have the oversight responsibility for recruiting and recommending candidates for election to the Board, with advice of the Company’s Chairman and CEO. The Committee will periodically conduct a review of criteria for Board membership against current needs of the Board to ensure timeliness of the criteria. The Committee will also be responsible for monitoring compliance with these Corporate Governance Guidelines adopted by the Board, and updating such guidelines when appropriate. The Committee will also review and recommend to the Board the annual retainer for members of the Board and Committees of the Board. The Committee’s Charter shall be posted on the Company’s website. The Committee shall be responsible for reviewing and, as appropriate, recommending changes to the health, safety and environmental policies of the Company and shall monitor compliance with such policies including related legislation and regulations.

Composition: The Committee will be comprised of not less than three nor more than six of its directors. All members of the Committee will be independent, as that term is defined in the NYSE corporate governance listing standards.

Meetings: The Committee will meet at least two times per year as determined by the Board with special meetings called by the Board or the Committee as necessary.

Audit/Ethics Committee

Purpose: The Committee’s purpose is to assist the Board with oversight of: (i) the integrity of the Company’s financial statements and reporting system, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors. The Committee shall also prepare the Audit/Ethics Committee Report to be included in the Company’s proxy statement for the Annual Meeting of Stockholders, conduct an annual self-evaluation and carry out the duties and responsibilities set forth in its Charter.

Principal Responsibilities: The principal responsibilities of the Committee are: (i) to provide assistance to the Board in fulfilling its responsibility in matters relating to the accounting and reporting practices of the Company, the adequacy of the Company’s internal controls over financial reporting and disclosure controls and procedures; and the quality and integrity of the financial statements of the Company; and (ii) to oversee the Company’s compliance programs. The independent auditor is ultimately accountable to the Board and the Committee, as representatives of the Company’s stockholders, and shall report directly to the Committee. The Committee has the ultimate authority and direct responsibility to select, appoint, evaluate, compensate and oversee the work, and, if necessary, terminate and replace the independent auditor. The Committee shall conduct or authorize investigations into any matters within its scope of responsibilities.

The Committee shall engage independent counsel and other advisors, as the Committee deems necessary to carry out its duties. The Committee has the sole authority to approve the fees paid to any independent advisor retained by the Committee, and the Company will provide funding for such payments. The Company shall provide funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee will review the composition, expertise and availability of the Committee members on an annual basis. The Committee will also perform a self-evaluation of the Committee and its activities on an annual basis. The Committee will meet in executive session at each regularly scheduled meeting, including separate, private meetings with the independent auditors, internal auditors, general counsel and compliance officer. The Committee’s Charter shall be posted on the Company’s website.

The Committee’s compliance responsibilities will include the recommendation of and monitoring of compliance with the Company’s Business Code of Conduct and Foreign Corrupt Practices Act Policy, establishing formal procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters, (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters, and (iii) the protection of reporting employees from retaliation as described in Exhibit F, “Procedures for the Receipt, Retention and Treatment of Complaints”; reviewing in conjunction with counsel (i) any legal matters that could have significant impact on the organization’s financial statements; (ii) correspondence and material inquiries received from regulators or governmental agencies; and (iii) all matters relating to the ethics of the Company and its subsidiaries; coordinate the Company’s compliance with inquiries from any government officials concerning legal compliance in the areas covered by the Business Code of Conduct and the Foreign Corrupt Practices Act Policy; and review the Company’s compliance with its environmental policy on an annual basis.

Composition: The Committee will be comprised of not less than three non-employee directors who are (i) independent (as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the regulations thereunder and the NYSE) and (ii) financially literate (as interpreted by the Board in its business judgment). Such Committee members may not simultaneously serve on the audit committee of more than three publicly held companies, including the Company. At least one member of the Committee will have accounting or related financial management expertise and at least one member of the Committee will be an “audit committee financial expert,” as defined by the SEC. The audit committee financial expert must have: an understanding of GAAP and financial statements; experience in the (a) preparation, auditing, analyzing or evaluating of financial statements of generally comparable issuers and (b) application of such principles in connection with the accounting for estimates, accruals and reserves; an understanding of internal accounting controls and procedures for financial reporting; and an understanding of audit committee functions.

Meetings: The Committee meets at least five times per year as determined by the Board, with special meetings called by the Board or the Committee as necessary.

Compensation Committee

Purpose: The purpose of the Compensation Committee will be to discharge the Board’s responsibilities relating to compensation of the Company’s executives. The Committee will have overall responsibility for reviewing and evaluating and, as applicable, approving the officer compensation plans of the Company. It is also the purpose of the Committee to produce an annual report on executive compensation for inclusion in the Company’s proxy statement for the Annual Meeting of Stockholders.

Principal Responsibilities: The principal responsibility of the Committee will be to ensure that the senior executives of the Company are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations and competitive practice. The Committee will also communicate to the stockholders of the Company, the Company’s compensation policies and the reasoning behind such policies as required by the rules and regulations of the SEC. These responsibilities include reviewing from time to time and approving the Company’s stated compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports organization objectives and stockholder interests; reviewing compensation programs to ensure that such programs do not encourage unnecessary or unreasonable risk; reviewing and approving corporate goals and objectives relevant to CEO compensation, evaluating the CEO’s performance in light of those goals and objectives, and determining the CEO’s compensation level based on this evaluation; reviewing annually and determining the individual elements of total compensation of the CEO, including annual salary, annual bonus and long-term incentive compensation, and reporting such determination to the Board, provided, however, that the salary, bonus and other long-term incentive compensation will be subject to the approval of the Board. The Committee also reviews the outcome of the stockholder advisory vote on senior executive compensation when making future compensation decisions for executive officers. The Committee reviews with the CEO matters relating to management succession. The Committee’s Charter shall be posted on the Company’s website.

Composition: The Committee will be comprised of not less than three nor more than six of its independent and non-employee members. Such directors will meet the requirements for “independent” pursuant to the listing standards of the NYSE and shall meet the requirements for “disinterested independent directors” pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Meetings: The Committee will meet at least three times per year as determined by the Board.

Finance Committee

Purpose: The Committee’s purpose will be to review and monitor the financial structure of the Company to determine that it is consistent with the Company’s requirements for growth and fiscally sound operation.

Principal Responsibilities: The Committee will be responsible for the review and approval of (i) public offerings; (ii) debt and other financings; (iii) dividend policy and changes in the rate of dividend; and (iv) budget and long-range plans. In addition, the Committee will periodically review the Company’s activities with credit rating agencies, its policy governing approval levels for capital expenditures and funding thereof and its insurance programs. The Committee’s Charter shall be posted on the Company’s website.

Composition: The Committee will be comprised of not less than three nor more than six of its non-employee members.

Meetings: The Committee will meet at least two times per year as determined by the Board with special meetings called by the Board or the Committee as necessary.

Executive Committee

Principal Responsibilities: The Committee will act in the stead of the Board during intervals between Board meetings and may exercise all of the authority of the Board in the business and affairs of the Company, except where action by the full Board is specifically required. More specifically, the Committee will be responsible for advising and aiding the officers of the Company in all matters concerning its interests and the management of its business. When the Board is not in session, the Committee has and may exercise all the powers of the Board, so far as such may be delegated legally, with reference to the conduct of the business of the Company, except that the Committee will not take any action to amend the Restated Certificate of Incorporation or the Bylaws, to amend its Charter, to elect Directors to fill vacancies on the Board, to fix the compensation of Directors for service in any capacity, to fill vacancies on the Committee or change its membership, to elect or remove officers of the Company or to declare dividends. The Committee’s Charter shall be posted on the Company’s website.

Composition: The Committee will be comprised of not less than three directors, a majority of which shall be non-management and one of which shall be the Chairman of the Board. The Chairman of the Board shall serve as the Chairman of the Committee unless the Board elects a different director to serve as Chairman. In the absence of the Chairman of the Committee, the Lead Director of the Board will serve as Chairman of the meeting.

Meetings: The Committee will meet from time to time during the year, as needed.

Interaction with Management

Evaluation of the CEO

The Compensation Committee with input from the Board will annually review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of such goals and objectives, and determine the CEO’s compensation level based on this evaluation and other relevant information. The Committee shall also review annually and determine the individual elements of total compensation of the CEO, including annual salary, annual bonus and long-term incentive compensation and report such determination to the Board, provided, however, that the annual salary, annual bonus and long-term incentive compensation shall be subject to the approval of the Board.

Succession Planning

The Board and the Compensation Committee share the responsibility for succession planning. The Committee shall maintain and review with the Board a list for the Board of potential successors to the CEO. The Chairman shall review management succession planning with the Compensation Committee on an annual basis, and provide a report to the Board.

Attendance at Board and Committee Meetings

The Chairman will routinely invite senior management to attend Board meetings. The Board or any Committee may request the presence of any Company employee at any Board or Committee meeting. In addition, the Chairman will invite such other managers and outside experts to the Board meetings in situations where such persons can aid the Board in its deliberations.

Access to Management

Directors will have complete access to management and management will be available to the Board with respect to any questions regarding Company issues.

Interpretation of Guidelines

These Guidelines provide a framework for governance of the Company and the Board. The Board recognizes that situations may dictate variations from the Guidelines in order to respond to business changes and the needs of the stockholders. In addition, the Guidelines shall be revised and updated from time-to-time. Accordingly, the Guidelines do not constitute invariable rules nor shall they preclude the Board from acting in variance thereto at any time in the future.

The Board endorses and supports the Company’s Core Values and Keys for Success:

Core Values
Integrity:
We believe integrity is the foundation of our individual and corporate actions that drives an organization of which we are proud.

•	We are a responsible corporate citizen committed to the health and safety of people, protection of the environment, and compliance with laws, regulations, and company policies.

•	We are honest, trustworthy, respectful and ethical in our actions.

•	We honor our commitments.

•	We are accountable for our actions, successes and failures.

Teamwork:
We believe teamwork leverages our individual strengths.

•	We are committed to common goals.

•	We expect everyone to actively participate on the BHI team.

•	We openly communicate up, down, and across the organization.

•	We value the diversity of our workforce.

•	We willingly share our resources.
Performance:
We believe performance excellence will drive the results that differentiate us from our competitors.

•	We focus on what is important.

•	We establish and communicate clear expectations.

•	We relentlessly pursue success.

•	We strive for flawless execution.

•	We work hard, celebrate our successes and learn from our failures.

•	We continuously look for new ways to improve our products, services and processes.
Learning:
We believe a learning environment is the way to achieve the full potential of each individual and the company.

•	We expect development throughout each individual’s career by a combination of individual and company commitment.

•	We learn from sharing past decisions and actions, both good and bad, to continuously improve performance.

•	We improve by benchmarking and adopting best practices.
Courage:
We believe courage empowers us to lead boldly and act decisively.

•	We stand for what is right and support others who do so.

•	We imagine and pursue new possibilities for our future.

•	We take ownership of challenges, even those that appear insurmountable.

•	We embrace change, both collectively and individually.

Keys to Success

People contributing at their full potential
Everyone can make a difference.

•	We understand our priorities and performance goals.

•	We drive to do our part every day.

•	We support new ideas and take appropriate risks.

•	We take action to find and correct problems.

•	We commend each other on a job well done.
Delivering unmatched value to our customers.

•	We make it easy for customers to do business with us.

•	We listen to our customers and understand their needs.

•	We plan ahead to deliver innovative, cost-effective solutions.

•	We are dedicated to safe, flawless execution and top quality results.
Being cost efficient in everything we do.

•	We maintain a competitive cost structure for the long-term.

•	We utilize shared services to control cost for the enterprise.

•	We seek the best value for Baker Hughes in our relationships with suppliers.

•	We ruthlessly eliminate waste without compromising safety or quality.
Employing our resources effectively.

•	We assign our people where they can make the biggest contribution.

•	We allocate our investments to leverage the best opportunities for Baker Hughes.

•	We handle company assets as if they were our own.

•	We manage our balance sheet to enhance return on investment.

Exhibit A

BAKER HUGHES INCORPORATED
GUIDELINES FOR
MEMBERSHIP ON THE BOARD OF DIRECTORS
(As Amended January 23, 2014)

These Guidelines set forth the policies of the Board of Directors (“Board”) of Baker Hughes Incorporated (“Company”) regarding Board membership. These Guidelines shall be implemented by the Governance and Health Safety and Environmental Committee of the Board (the “Committee”) with such modifications as it deems appropriate. The Committee will consider candidates based upon:

•	The size and existing composition of the Board

•	The number and qualifications of candidates

•	The benefit of continuity on the Board

•	The relevance of the candidate’s background and experience to current and foreseeable business of the Company.

Criteria for Selection
In filling director vacancies on the Board, the Committee will strive to:

A)	Recommend candidates for director positions who will help create a collective membership on the Board with varied experience and perspective and who:

i)	Have demonstrated leadership, and significant experience in an area of endeavor such as technology, business, finance, law, public service, banking or academia;

ii)	Comprehend the role of a public company director, particularly the fiduciary obligations owed to the Company and its stockholders;

iii)	Have relevant expertise and experience, and are able to offer advice and guidance based upon that expertise;

iv)	Have a substantive understanding of domestic considerations and geopolitics, especially those pertaining to the service sector of the oil and gas and energy related industries;

v)	Will dedicate sufficient time to Company business;

vi)	Exhibit integrity, sound business judgment and support for the Core Values of the Company;

vii)	Understand financial statements;

viii)	Are independent as defined by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange;

ix)
Support the ideals of the Company’s Business Code of Conduct and are not engaged in any activity adverse to, or do not serve on the board of another company whose interests are adverse to, or in conflict with the Company’s interests;

x)
Possess the ability to oversee, as a director, the affairs of the Company for the benefit of its stockholders while keeping in perspective the interests of the Company’s customers, employees and the public; and

xi)	Are able to exercise sound business judgment.

B)	Maintain a Board that reflects diversity, including but not limited to gender, ethnicity, background, country of citizenship and experience.

Age & Attendance

The Board will not nominate any person to serve as a director who has attained the age of 72. No director shall stand for re-election in any fiscal year in which a director fails to attend at least 66% of the meetings of the Board and any Committees of the Board on which the director serves. These provisions may be waived by the Board (excluding the affected director) if the Board determines that such waiver would be in the best interest of the Company and its stockholders.

Audit/Ethics Committee

The Committee believes that it is desirable that one or more members of the Company’s Audit/Ethics Committee possess those qualities and skills such that they qualify as an Audit Committee Financial Expert, as defined by SEC rules and regulations.

Significant Change in Occupation or Employment

A non-management director who has a significant change in occupation or retires from his or her principal employment or position will promptly notify the Committee. The Committee will consider such change in determining if it is in the best interests of the Company to nominate such person to stand for reelection as a director at the Company’s next Annual Meeting of Stockholders.

Board Review and Assessments

Each year the members of the Board will participate in a review and assessment of the Board and of each committee. In connection with such reviews, or at any other time, a director with concerns regarding the performance, attendance, potential conflicts of interest, or any other concern respecting any other director shall report such concerns to the Chairman of the Committee. The Chairman of the Committee, in consultation with such other directors as he or she deems appropriate will determine how such concerns should be investigated and reported to members of the Committee who are not the director in question (“Independent Non-Management Committee Members”). If the Independent Non-Management Committee Members conclude that the director is not fulfilling his or her duties, they will determine what actions should be taken. Such actions may include, without limitation, the Chairman of the Board, the lead director or another Board member discussing the situation with the director in question, identifying what steps are required to improve performance, or, if appropriate, requesting that the director resign from the Board.

Exhibit B
BAKER HUGHES INCORPORATED
Selection Process for
New Board of Directors
Candidates
(As Amended January 23, 2014)

Baker Hughes Incorporated (“Company”) has established the following process for the selection of new candidates for the Company’s Board of Directors (“Board”). The Board or the Company’s Governance and Health, Safety and Environmental Committee (the “Committee”) will evaluate candidates properly proposed by stockholders in the same manner as all other candidates.

1.	Chairman, CEO, the Committee, or other Board members identify a need to fill vacancies or add newly created directorships.

2.
Chairman of the Committee initiates search, working with staff support and seeking input from the Board members and senior management, and hiring a search firm or obtaining advice from legal or other advisors, if necessary.

3.
Candidates, including any candidates properly proposed by stockholders in accordance with the Company’s Bylaws, that satisfy criteria as described in the Company’s “Guidelines for Membership on the Board of Directors” or otherwise qualify for membership on the Board, are identified and presented to the Committee.

4.	Determine if the Committee members, Board members or senior management have a basis to initiate contact with preferred candidates; or if appropriate, utilize a search firm.

5.	Chairman, CEO and at least one member of the Committee interviews prospective candidate(s).

6.	Full Board to be kept informed of progress.

7.	The Committee meets to consider and approve final candidate(s) (conduct interviews as necessary).

8.	The Committee will propose to the full Board candidates for Board membership to fill vacancies, or to stand for election at the next Annual Meeting of Stockholders.

Exhibit C
BAKER HUGHES INCORPORATED
POLICY FOR DIRECTOR INDEPENDENCE,
AUDIT/ETHICS COMMITTEE MEMBERS
AND
AUDIT COMMITTEE FINANCIAL EXPERT
(As Amended January 23, 2014)

INDEPENDENCE

I.    Introduction
A member of the Board of Directors (“Board”) of Baker Hughes Incorporated (“Company”) shall be deemed independent pursuant to this Policy of the Board, only if the Board affirmatively determines that (1) such director meets the standards set forth in Section II below, and (2) the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In making its determination, the Board shall broadly consider all relevant facts and circumstances. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
Each director of the Company’s Audit/Ethics Committee, Governance and Health, Safety and Environmental Committee (the “Governance and HS&E Committee”) and Compensation Committee must be independent. A director who is a member of the Company’s Audit/Ethics Committee is also required to meet the criteria set forth below in Section III. These standards shall be implemented by the Governance and HS&E Committee with such modifications as it deems appropriate.
II.    Standards for Director Independence

1.
A director who is an employee, or whose immediate family member is an executive officer, of the Company is not independent until three years after the end of such employment relationship. Employment as an interim Chairman or CEO shall not disqualify a director from being considered independent following that employment.

2.
A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation. Compensation received by a director for former service as an interim Chairman or CEO need not be considered in determining independence under this test. Compensation received by an immediate family member for service as a non-executive employee of the Company need not be considered in determining independence under this test.

3.
A director who is affiliated with or employed by a present or former internal or external auditor of the Company is not “independent” until three years after the end of the affiliation or the employment or auditing relationship. A director, however, is still considered independent if the director’s immediate family member currently works for the company’s auditor, as long as the immediate family member is not a partner of the company’s auditor or is not personally involved (and has not been personally involved for the past three years) in the company’s audit.

4.
A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship.

5.
A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the consolidated gross revenues of such other company employing such executive officer or employee, is not “independent” until three years after falling below such threshold. In applying this test, both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year. The look-back provision for this test applies solely to the financial relationship between the Company and the director or immediate family member’s current employer; the Company need not consider former employment of the director or immediate family member. Charitable organizations shall not be considered “companies” for purposes of this test, provided however that the Company shall disclose in its annual proxy statement any charitable contributions made by the Company to any charitable organization in which a director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $1 million, or 2% of such charitable organization’s consolidated gross revenues.
III.    Standards for Audit/Ethics Committee Members

1.
A director who is a member of the Audit/Ethics Committee other than in his or her capacity as a member of the Audit/Ethics Committee, the Board, or any other Board committee, may not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof, provided that, unless the rules of the NYSE provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service).

Indirect acceptance of compensatory payments includes: (1) payments to spouses, minor children or stepchildren, or children or stepchildren sharing a household with the member; or (2) payments accepted by an entity in which such member is a partner, member, officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position and which provides accounting, consulting, legal, investment banking or financial advisory services to the Company.

2.
A director, who is a member of the Audit/Ethics Committee may not, other than in his or her capacity as a member of the Audit/Ethics Committee, the Board, or any other Board committee, be an affiliated person of the Company or any subsidiary thereof.

3.	A member of the Audit/Ethics Committee may not simultaneously serve on the audit committees of more than two other public companies in addition to the Company.

IV.    Definitions

An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s household. When considering the application of the three-year period referred to in each of paragraphs II.1 through II.5 above, the Company need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.
The “Company” includes any subsidiary in a consolidated group with the Company.
AUDIT/ETHICS COMMITTEE FINANCIAL EXPERT QUALIFICATIONS
The Company believes that it is desirable that one or more members of the Audit/Ethics Committee possess such qualities and skills such that they qualify as an Audit Committee Financial Expert as defined by the Securities and Exchange Commission (“SEC”).
1.    The SEC rules define an Audit Committee Financial Expert as a director who has the following attributes:

(a)	An understanding of generally accepted accounting principles and financial statements;

(b)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(c)
Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(d)	An understanding of internal controls and procedures for financial reporting; and

(e)	An understanding of audit committee functions.

2.    Under SEC rules, a director must have acquired such attributes through any one or more of the following:

(a)
Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(b)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(c)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(d)	Other relevant experience.

Exhibit D

BAKER HUGHES INCORPORATED
POLICY AND SUBMISSION PROCEDURES FOR
STOCKHOLDER RECOMMENDED
DIRECTOR CANDIDATES
(As Amended January 23, 2014)

The Governance and Health, Safety and Environmental Committee (the “Committee”) of Baker Hughes Incorporated (“Company”) has established a policy that it will consider director candidates recommended by stockholders. The Company’s Board of Directors (“Board”) or the Committee will evaluate candidates properly proposed by stockholders in the same manner as all other candidates. Any such recommendations should be communicated to the Chairman, Governance and Health, Safety and Environmental Committee of the Board of Directors, P.O. Box 4740, Houston, Texas 77210-4740 or to the Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019-2118 and should be accompanied by the types of information as are required under the Company’s Bylaws for stockholder nominees.

In summary, the Company’s Bylaws provide in substance that:

1. Stockholder nominations shall be made pursuant to timely written notice (“a Nomination Notice”). To be timely, a Nomination Notice must be received by the Secretary not less than 120 days, nor more than 150 days, before the one-year anniversary of the date on which the Company’s proxy statement was released to stockholders in connection with the previous year's annual meeting of the stockholders.

2.
The Nomination Notice shall set forth (a) all information relating to the nominee as required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor regulation thereto (including such person's written consent to be named in the proxy statement as a nominee and to serve as a director if elected), (b) the nominee’s independence, any voting commitments and/or other obligations such person will be bound by as a director, and any material relationships between such person and (1) the nominating stockholder, or (2) the beneficial owner, if any, on whose behalf the nomination is made (each nominating party and each beneficial owner, a “nominating party”), including compensation and financial transactions, (c) the nominating party’s name and record address, (d) the class, series, and number of shares of the Company that are owned beneficially and of record, directly or indirectly, by each nominating party, (e) all other related ownership interests directly or indirectly owned beneficially by each nominating party, and (f) any interest of each nominating party in such nomination. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Corporate Secretary of the Company that information required to be set forth in a stockholder's Nomination Notice that pertains to the nominee.

The foregoing is a generalized summary and the specific requirements of the Bylaws shall control.

Exhibit E

BAKER HUGHES INCORPORATED
STOCKHOLDER COMMUNICATIONS
WITH THE
BOARD OF DIRECTORS
(As Amended January 23, 2014)

In order to provide the stockholders and other interested parties of Baker Hughes Incorporated (“Company”) with a direct and open line of communication to the Company’s Board of Directors (“Board”), the following procedures have been established for communications to the Board.

Stockholders and other interested persons may communicate with any member of the Board, including the Company’s Lead Director, the Chairman of any of the Company’s Governance and Health, Safety and Environmental Committee, Audit/Ethics Committee, Compensation Committee, Finance Committee or with the independent non-management directors of the Company as a group, by sending such written communication to the following address:

Corporate Secretary
c/o Baker Hughes Incorporated
2929 Allen Parkway, Suite 2100
Houston, TX 77019-2118

Stockholders desiring to make candidate recommendations for the Board may do so by submitting nominations to the Company’s Governance and Health, Safety and Environmental Committee, in accordance with the Company’s Bylaws and “Policy and Submission Procedures for Stockholder Recommended Director Candidates” addressed, as above, to the Corporate Secretary, or to:

Chairman, Governance and HS&E Committee of the Board of Directors
P.O. Box 4740
Houston, TX 77210-4740

Any written communications received by the Corporate Secretary will be forwarded to the appropriate directors.

Exhibit F

BAKER HUGHES INCORPORATED
PROCEDURES FOR THE RECEIPT, RETENTION AND
TREATMENT OF COMPLAINTS
(As Amended October 22, 2009)

Sarbanes-Oxley Act Section 301 Requirements

The Sarbanes-Oxley Act of 2002 (“SOX”) Section 301 requires that each audit committee establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters.

Guidelines for Reporting

Complaints or concerns regarding accounting, internal accounting controls or auditing matters may be submitted by employees and/or third parties to the Business Help Line or the Chief Compliance Officer (“CCO”). Concerns received by the Business Help Line, which accepts anonymous submissions, are forwarded to the CCO. All complaints received by the CCO are reviewed and validated and a list of all such items will be provided to the Chairman of the Audit/Ethics Committee. The CCO has an affirmative duty to report all issues for which the CCO has credible evidence of a material or potential violation of any applicable securities laws, fiduciary duty, or similar violation to the Audit/Ethics Committee (“AEC”) in a timely manner. The CCO may bring any issue to the attention of the AEC if, in the CCO’s opinion, it is necessary and appropriate to inform the AEC.

When the CCO brings an issue to the AEC, the AEC and the CCO will collaboratively discuss the issue and agree to a course of action which may include an internal investigation involving one or more of the CCO, Corporate Security, Human Resources department, Operations, Internal Audit and outside counsel.

The CCO will maintain appropriate records for all issues presented to the AEC and provide updates. The CCO will retain issue related documentation in accordance with the Company’s record retention policy.

In the event that a complaint is received concerning the CCO, the complaint will be sent directly to the Chairman of the AEC. The Chairman of the AEC will decide the appropriate course of action.

Third party reporting procedures are posted on the Company’s Internet website in the Investor Relations-Compliance Section. The reporting protocol for employees is posted on the intranet within the Interchange-Legal Compliance site. In addition to the websites, the Company has a Business Help Line brochure.

No employee shall suffer retaliation in any form for reporting, in good faith, suspected violations of the Business Code of Conduct.

ANNEX B

BAKER HUGHES INCORPORATED

CHARTER OF THE
AUDIT/ETHICS COMMITTEE OF THE
BOARD OF DIRECTORS
(as amended and restated October 24, 2012)

The Board of Directors of Baker Hughes Incorporated (the “Company”) has heretofore constituted and established an Audit/Ethics Committee (the “Committee”) with authority, responsibility and specific duties as described in this Charter. It is intended that this Charter and the composition of the Committee comply with the rules of the New York Stock Exchange (the “NYSE”). This document replaces and supersedes in its entirety the previous Charter of the Committee adopted by the Board of Directors of the Company.

PURPOSE

The Committee's purpose is to assist the Board of Directors with oversight of: (i) the integrity of the Company's financial statements and financial reporting system, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance and (iv) the performance of the Company's internal audit function. The Committee shall also prepare the report of the Committee to be included in the Company's annual proxy statement, carry out the duties and responsibilities set forth in this Charter and conduct an annual self-evaluation.

COMPOSITION

The Committee and Chairman of the Committee shall be elected annually by the Board of Directors and are subject to removal pursuant to the terms of the Company's Bylaws. The Committee shall be comprised of not less than three non-employee Directors who are (i) independent (as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations thereunder and the NYSE) and (ii) financially literate (as interpreted by the Board of Directors in its business judgment). Such Committee members may not simultaneously serve on the audit committee of more than three public companies. At least one member of the Committee shall be an “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). The audit committee financial expert must have: (i) an understanding of GAAP and financial statements; (ii) experience in the (a) preparation, auditing, analyzing or evaluating of financial statements of generally comparable issuers or supervising one or more persons engaged in such activities and (b) applying GAAP principles in connection with the accounting for estimates, accruals and reserves; (iii) an understanding of internal control over financial reporting; and (iv) an understanding of audit committee functions. The Committee may, if appropriate, delegate its authority to subcommittees.

If a member of the Committee ceases to be independent for reasons outside the member's reasonable control, his or her membership on the committee may, if so permitted under then applicable NYSE rules, continue until the earlier of the Company's next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to qualify as independent.

PRINCIPAL RESPONSIBILITIES

The principal responsibilities of the Committee are: (i) to provide assistance to the Board of Directors in fulfilling its responsibility in matters relating to the accounting and reporting practices of the Company, the adequacy of the Company's internal controls over financial reporting and disclosure controls and procedures, and the quality and integrity of the financial statements of the Company; and (ii) to oversee the Company's compliance programs. The independent auditor is ultimately accountable to the Board of Directors and the Committee, as representatives of the Company's stockholders, and shall report directly to the Committee. The Committee has the ultimate authority and direct responsibility to select, appoint, evaluate, compensate and oversee the work, and, if necessary, terminate and replace the independent auditor (subject, if applicable, to stockholder ratification). The Committee shall have authority to conduct or authorize investigations into any matters within its scope of responsibilities.

The Committee shall have the authority to engage independent counsel and other advisors, as the Committee deems necessary to carry out its duties. The Committee shall have the sole authority to approve the fees paid to any independent advisor retained by the Committee, and the Company shall provide funding for such payments. In addition, the Company must provide funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall review the composition, expertise and availability of the Committee members on an annual basis. The Committee shall also perform a self-evaluation of the Committee and its activities on an annual basis.

The Committee shall meet in executive session at each regularly scheduled meeting, including separate, private meetings with the independent registered public accounting firm, corporate auditors, general counsel and compliance officer. The Committee shall also meet in executive session with such other employees as it deems necessary and appropriate.

This Charter is intended to be flexible so that the Committee is able to meet changing conditions. The Committee is authorized to take such further actions as are consistent with the following described responsibilities and to perform such other actions as applicable law, the NYSE, the Company's charter documents and/or the Board of Directors may require. To that end, the Committee shall review and reassess the adequacy of this Charter annually. Any proposed changes shall be put before the Board of Directors for its approval.

With regard to its audit responsibilities, the Committee shall:

•
Receive and review reports from the independent registered public accounting firm pursuant to the Sarbanes-Oxley Act of 2002 (“SOX”) and Section 10(A)(k) of the Exchange Act regarding: (i) all critical accounting policies and practices being used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, and the treatment preferred by the independent registered public accounting firm; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unrecorded audit adjustments.

•
On an annual basis, receive and review formal written reports from the independent registered public accounting firm regarding the auditors' independence required by the Public Company Accounting Oversight Board (“PCAOB”) Ethics and Independence Rule 3526 “Communication with Audit Committees Concerning Independence.”, giving consideration to the range of audit and non-audit services performed by them and all their relationships with the Company, as well as a report describing the (i) independent registered public accounting firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities; within the preceding five years with respect to one or more independent audits carried out by the auditors; and (iii) any steps taken to deal with such issues. Conduct an active discussion with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. Select the independent registered public accounting firm to be employed or discharged by the Company. Review and evaluate competence of partners and managers of the independent registered public accounting firm who lead the audit. As required by law, ensure the rotation of the lead audit partner having primary responsibility for the Company's audit and the audit partner responsible for reviewing the audit. Consider whether there should be a rotation of the independent registered public accounting firm. The Committee shall establish hiring policies for the Company of employees or former employees of the independent registered public accounting firm in accordance with the NYSE rules, SOX and as specified by the SEC and review and discuss with management and the independent registered public accounting firm any proposals for hiring any key member of the independent registered public accounting firm's team.

•
Prior to commencement of the annual audit, review with management, the corporate auditors and the independent registered public accounting firm the proposed scope of the audit plan and fees, including the areas of business to be examined, the personnel to be assigned to the audit, the procedures to be followed, special areas to be investigated, as well as the program for integration of the independent and internal audit efforts.

•
Review policies and procedures for the engagement of the independent registered public accounting firm to provide audit and non-audit services, giving due consideration to whether the independent auditor's performance of non-

audit services is compatible with the auditor's independence and review and pre-approve all audit and non-audit fees for such services, subject to the de minimus exception under SOX. With the exception of the annual audit, the Committee may delegate to a member of the Committee the authority to pre-approve all audit and non-audit services with any such decision presented to the full Committee at the next scheduled meeting.

•
Review with management and the independent registered public accounting firm the accounting and reporting policies and procedures that may be viewed as critical accounting estimates, any improvements, questions of choice and material changes in accounting policies and procedures, including interim accounting, as well as significant accounting, auditing and SEC pronouncements.

•
Review with management and the independent registered public accounting firm any financial reporting and disclosure issues, including material correcting adjustments and off-balance sheet financings and relationships, if any. Discuss significant judgment matters made in connection with the preparation of the Company's financial statements and ascertain that any significant disagreements among them have been satisfactorily resolved. Ascertain that no restrictions were placed by management on implementation of the independent or corporate auditors' examinations. Regularly scheduled executive sessions will be held for this purpose.

•
Review with management, the corporate auditors and the independent registered public accounting firm the results of (i) the annual audit prior to release of the audited financial statements in the Company's annual report on Form 10-K filed with the SEC, including a review of the MD&A section; and (ii) the quarterly financial statements prior to release in the Company's quarterly report on Form 10-Q filed with the SEC, including a review of the MD&A section. Have management review the Company's financial results with the Board of Directors.

•	Review and discuss with management and the independent registered public accounting firm management's report on internal control prior to the filing of the Company's annual report on Form 10-K.

•
Establish guidelines with respect to earnings releases and financial information and earnings guidance provided to analysts and rating agencies. The Committee may request a prior review of any annual or quarterly earnings release or earnings guidance and delegate to the Chairman of the Committee the authority to review any such earnings releases and guidance.

•
Review with the Board of Directors any issues that arise with respect to the quality or integrity of the Company's financial statements and financial reporting system, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent registered public accounting firm or the performance of the internal audit function.

•
Review guidelines and policies on enterprise risk management including risk assessment and risk management related to the Company's major financial and related information technology risk exposures and the steps management has taken to monitor and control such exposures.

•
Annually prepare an audit committee report for inclusion in the Company's proxy statement stating that the Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received a formal written report from the independent registered public accounting firm concerning the auditors' independence required by the PCAOB's Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and has discussed with the independent accountant the independent accountant's independence; and (iv) based upon the review and discussion of the audited financial statements with both management and the independent registered public accounting firm, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

•	Cause the Charter to be included periodically in the proxy statement as required by applicable rules.

•	Review actions taken by management on the independent registered public accounting firm and corporate auditors' recommendations relating to organization, internal controls and operations.

•
Meet separately and periodically with management, the corporate auditors and the independent registered public accounting firm to review the responsibilities, budget and staffing of the Company's internal audit function, the effectiveness of the Company's internal controls, including computerized information systems controls, and security. Review the Company's annual internal audit plan, staffing and budget, and receive regular reports on their activities, including significant findings and management's actions. Review annually the audit of the travel and entertainment expenses of the Company's senior management. Review annually the audit of the travel expenses of the members of the Company's Board of Directors. At least every three years the Committee reviews the Corporate Audit Department Charter. At least every five years the Committee reviews the report received from a qualified, independent audit firm regarding its quality assurance review of the Company's internal audit function.

•
Review membership of the Company's “Disclosure Control and Internal Control Committee” (“DCIC”), the DCIC's scheduled activities and the DCIC's quarterly report. Review on an annual basis the DCIC Charter.

•
Receive reports from the CEO and CFO on any material weaknesses and significant deficiencies in the design or operation of certain internal controls over financial reporting and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

•	Review reports, media coverage and similar public information provided to analysts and rating agencies, as the Committee deems appropriate.

•
Establish formal procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters, and (iii) the protection of reporting employees from retaliation.

•
Annually review with the independent registered public accounting firm any audit problems or difficulties and management's response. The Committee must regularly review with the independent auditor any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent registered public accounting firm' activities or on access to requested information, and any significant disagreements with management. Among the items the Committee may want to review with the auditors are: any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.

With regard to its compliance responsibilities, the Committee shall:

•
Review policies and procedures that the Company has implemented regarding compliance with applicable federal, state and local laws and regulations, including the Company's Business Code of Conduct and its Foreign Corrupt Practices Act policies. Monitor the effectiveness of these policies and procedures for compliance with the U.S. Federal Sentencing Guidelines, as amended, and institute any changes or revisions to such policies and procedures may be deemed, warranted or necessary.

•
Review in conjunction with counsel (i) any legal matters that could have significant impact on the organization's financial statements; (ii) correspondence and material inquiries received from regulators or governmental agencies; and (iii) all matters relating to the ethics of the Company and its subsidiaries.

•
Coordinate the Company's compliance with inquiries from any government officials concerning legal compliance in the areas covered by the Business Code of Conduct and the Foreign Corrupt Practices Act policy.

•	Review the Company's compliance with its environmental policy on an annual basis.

•	Respond to such other duties as may be assigned to the Committee, from time to time, by the Board of Directors.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits; those are the responsibilities of the independent registered public accounting firm. Further, it is not the Committee's responsibility to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; those are the responsibilities of management. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations or with Company policies.

MEETINGS

The Committee will meet at least five times per year as determined by the Board of Directors. Special meetings may be called, as needed, by the Chairman of the Board of Directors or the Chairman of the Committee. The Committee may create subcommittees who shall report to the Committee. The Committee may ask employees, the independent registered public accounting firm, corporate auditors or others whose advice and counsel the Committee deems relevant to attend meetings and provide information to the Committee. The Committee will be available to the independent registered public accounting firm and the corporate auditors of the Company. All meetings of the Committee will be held pursuant to the Bylaws of the Company and written minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

ANNEX C

BAKER HUGHES INCORPORATED

2002 DIRECTOR & OFFICER LONG-TERM INCENTIVE PLAN

Amendment and Restatement

BAKER HUGHES INCORPORATED

2002 DIRECTOR & OFFICER LONG-TERM INCENTIVE PLAN

Article 1.	Establishment, Objectives and Duration.
1.1    Establishment. Baker Hughes Incorporated, a Delaware corporation (the “Company”), previously established the Baker Hughes Incorporated 2002 Long-Term Incentive Plan (this “Plan”), to reward certain directors, corporate officers and key employees of the Company by enabling them to acquire shares of common stock of the Company and to receive other compensation based on common stock of the Company or certain performance measures. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Stock Awards and Cash-Based Awards (as this Plan defines each of those terms below).
This Plan became effective as of March 6, 2002 (the “Effective Date”) and shall remain in effect as provided in Section 1.3. This Plan is amended and restated effective as of the date on which the stockholders of the Company approve of this Amendment and Restatement of this Plan (the “Restatement Date”). The adoption of this Amendment and Restatement of this Plan is contingent upon the approval by the Company’s stockholders of this Amendment and Restatement of this Plan.
1.2    Objectives. This Plan is designed to attract and retain key employees of the Company and its Affiliates (defined below), to attract and retain qualified directors of the Company, to encourage the sense of proprietorship of those employees and directors and to stimulate the active interest of these persons in the development and financial success of the Company and its Affiliates. These objectives are to be accomplished by making Awards (defined below) under this Plan and thereby providing Participants (defined below) with a proprietary interest in the growth and performance of the Company and its Affiliates.
1.3    Duration. This Plan commenced as of the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15, until all Shares subject to it shall have been purchased or acquired according to this Plan's provisions. However, in no event may an Award be granted under this Plan on or after September 18, 2019.

Article 2.	Definitions and Construction.
2.1    Whenever used in this Plan, the following capitalized terms in this Section 2.1 shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:
“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.
“Assets” means assets of any kind owned by Baker Hughes, including but not limited to securities of Baker Hughes’ direct and indirect subsidiaries and Affiliates.
“Award” means, individually or collectively, a grant under this Plan to Employees of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards or Stock Awards and to Directors of Nonqualified Stock Options, Restricted Stock, Restricted Stock Units or Stock Awards.
“Award Agreement” means either (a) an agreement that the Company and a Participant enters into that sets forth the terms and provisions applicable to an Award granted under this Plan or (b) a statement that the Company issues to a Participant describing the terms and provisions of the Award.
“Award Limitations” has the meaning ascribed to that term in Section 4.1.
“Baker Hughes” means Baker Hughes Incorporated, a Delaware corporation, and any successor by merger or otherwise.

“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to the term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
“Board” or “Board of Directors” means the Board of Directors of the Company.
“Cash-Based Award” means an Award granted to a Participant as described in Article 9.
“Cause” for termination by the Company of the Employee’s employment means (a) the willful and continued failure by the Employee to substantially perform the Employee’s duties with the Company (other than any such failure resulting from the Employee’s incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for Good Reason by the Employee) after a written demand for substantial performance is delivered to the Employee by the Committee, which demand specifically identifies the manner in which the Committee believes that the Employee has not substantially performed the Employee’s duties, or (b) the willful engaging by the Employee in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of Sections (a) and (b) of this definition, (i) no act, or failure to act, on the Employee’s part shall be deemed “willful” unless done, or omitted to be done, by the Employee not in good faith and without reasonable belief that the Employee’s act, or failure to act, was in the best interest of the Company and (ii) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Committee by clear and convincing evidence that Cause exists.
A “Change in Control” of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:
(a)    Any Person is or becomes a Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by this Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes, as described in this Section (a), a Beneficial Owner in connection with a transaction described in Section (c)(i) of this definition below; or
(b)    The following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the Effective Date, constitute the Board of Directors of the Company and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of Directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least 2/3 of the Directors then still in office who either were Directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or
(c)    There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, at least 55% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by this Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(d)    There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity surviving such merger or any parent thereof (or a majority plus one member where such board is comprised of an odd number of members); or
(e)    The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (i) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 55% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, or (ii) where the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of such entity or any parent thereof (or a majority plus one member where such board is comprised of an odd number of members).
Notwithstanding the foregoing, effective for Awards granted under this Plan on or after July 24, 2008, “Change in Control” means the occurrence of any of the following events:
(a)    the individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board;
(b)    the consummation of a Merger of Baker Hughes or an Affiliate with another Entity, unless the individuals and Entities who were the Beneficial Owners of the Voting Securities of Baker Hughes outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of Baker Hughes, the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger;
(c)    any Person, other than a Specified Owner, becomes a Beneficial Owner, directly or indirectly, of securities of Baker Hughes representing 30 percent or more of the combined voting power of Baker Hughes’ then outstanding Voting Securities;
(d)    a sale, transfer, lease or other disposition of all or substantially all of Baker Hughes’ Assets is consummated (an “Asset Sale”), unless:
(1)    the individuals and Entities who were the Beneficial Owners of the Voting Securities of Baker Hughes immediately prior to such Asset Sale own, directly or indirectly, 50 percent or more of the combined voting power of the Voting Securities of the Entity that acquires such Assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of Baker Hughes’ Voting Securities immediately prior to such Asset Sale; or
(2)    the individuals who comprise the Board immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the Entity that acquired such Assets in such Asset Sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or
(e)    The stockholders of Baker Hughes approve a plan of complete liquidation or dissolution of Baker Hughes.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Compensation Committee of the Board or such other committee of the Board or the entire Board as the Board designates to administer Awards to Employees, as specified in Article 3.
“Company” shall have the meaning ascribed to that term in Section 1.1.
“Covered Employee” shall have the meaning ascribed to that term for purposes of Section 162(m).
“Director” means any individual who is a member of the Board of Directors of the Company; provided that for purposes of eligibility for Awards under this Plan, any Director who is employed by the Company or its Affiliate as a common law employee will be considered an Employee rather than as a Director.
“Disability” shall mean (a) the inability of the Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) by reason of any medically determinable physical or mental impairment of the Grantee which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, the receipt by the Grantee of income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company or any Affiliate of the Company that is required to be treated as a single employer together with the Company under section 414 of the Code.
“Dividend Equivalent” means a payment equivalent in amount to dividends paid to the Company’s stockholders.
“Effective Date” shall have the meaning ascribed to that term in Section 1.1.
“Employee” means (i) any employee of the Company or any of its Affiliates or (ii) an individual who has agreed to become an Employee of the Company or any of its Affiliates and is expected to become an Employee within the following 6 months.
“Entity” means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act.
“Fair Market Value” means the value per Share as determined by the Committee, based on the composite transactions in Shares as reported by The Wall Street Journal, and shall be equal to the per share price of the last sale of Shares on the trading day prior to the date on which value is being determined.
“Fiscal Year” means the year commencing January 1 and ending December 31.
“Freestanding SAR” means an SAR that is granted independently of any Option, as described in Article 7.
“Good Reason” for termination by the Employee of the Employee’s employment means the occurrence (without the Employee’s express written consent) after any Change in Control, (or prior to a Change in Control if the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, or is otherwise in connection with or in anticipation of a Change in Control) of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (a), (e), (f) or (g) below, such act or failure to act is corrected prior to the effective date of the Employee’s termination for Good Reason:
(a)    the assignment to the Employee of any duties inconsistent with the status of the Employee’s position with the Company or a substantial adverse alteration in the nature or status of the Employee’s responsibilities from those in effect immediately prior to the Change in Control;

(b)    a reduction by the Company in the Employee’s annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company;

(c)    the relocation of the Employee’s principal place of employment to a location more than 50 miles from the Employee’s principal place of employment immediately prior to the Change in Control or the Company’s requiring the Employee to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Employee’s present business travel obligations;

(d)    the failure by the Company to pay to the Employee any portion of the Employee’s current compensation except pursuant to an across-the-board compensation deferral similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company, or to pay to the Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company, within 7 days of the date such compensation is due;

(e)    the failure by the Company to continue in effect any compensation plan in which the Employee participates immediately prior to the Change in Control which is material to the Employee’s total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Employee’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Employee’s participation relative to other participants, as existed immediately prior to the Change in Control;

(f)    the failure by the Company to continue to provide the Employee with benefits substantially similar to those enjoyed by the Employee under any of the Company’s pension, savings, life insurance, medical, health and accident, or disability plans in which the Employee was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Employee of any material fringe benefit or perquisite enjoyed by the Employee at the time of the Change in Control, or the failure by the Company to provide the Employee with the number of paid vacation days to which the Employee is entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect at the time of the Change in Control; or

(g)    if the Employee is party to an individual employment, severance, or similar agreement with the Company, any purported termination of the Employee’s employment which is not effected pursuant to the notice of termination or other procedures specified therein satisfying the requirements thereof; for purposes of this Plan, no such purported termination shall be effective.

The Employee’s right to terminate the Employee’s employment for Good Reason shall not be affected by the Employee’s incapacity due to physical or mental illness. The Employee’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

For purposes of any determination regarding the existence of Good Reason, any claim by the Employee that Good Reason exists shall be presumed to be correct unless the Company establishes to the Committee by clear and convincing evidence that Good Reason does not exist.
“Grantee” means the person to whom an Award is granted.
“Holder” means the holder of an Award.
“Immediate Family” means, with respect to a Participant, the Participant’s spouse, children or grandchildren (including adopted children, stepchildren and grandchildren).
“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 and that is designated as an incentive stock option and that is intended to meet the requirements of Code Section 422, or any successor provision. Incentive Stock Options may only be granted to Participants who are officers and key employees of the Company.
“Incumbent Director” means –
(a)    a member of the Board on July 24, 2008 or
(b)    an individual-
(1)    who becomes a member of the Board after July 24, 2008;
(2)    whose appointment or election by the Board or nomination for election by Baker Hughes’ stockholders is approved or recommended by a vote of at least two-thirds of the then serving Incumbent Directors (as defined herein); and
(3)    whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.
“Mature Shares” means Shares that have been held by the Holder, and with respect to which any applicable forfeiture restrictions have lapsed, in each case, for at least six months.
“Merger” means a merger, consolidation or similar transaction.
“Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state, local and foreign taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.
“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.
“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.
“Option Price” means the price at which a Participant may purchase a Share pursuant to an Option.
“Participant” means an Employee or Director who has been selected to receive an Award or who has an outstanding Award granted under this Plan.

“Performance-Based Award” means a Performance Share, a Performance Unit, a Cash-Based Award or a Stock Award granted to a Participant pursuant to Article 9, of which the fulfillment of performance goals determines the degree of payout or vesting.
“Performance Period” means the period of time during which the performance goals must be met to determine the degree of payout or vesting with respect to certain Performance-Based Awards.
“Performance Share” means an Award granted to a Participant, as described in Article 9.
“Performance Unit” means an Award granted to a Participant, as described in Article 9.
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee (or the Board with respect to Awards granted to Directors), at its discretion) and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8.
“Person” shall have the meaning ascribed to the term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof, except that the term shall not include (a) the Company or any of its Affiliates, (b) a trustee or other fiduciary holding Company securities under an employee benefit plan of the Company or any of its Affiliates, (c) an underwriter temporarily holding securities pursuant to an offering of those securities or (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
“Restatement Date” means the date on which the stockholders of the Company approve of this Amendment and Restatement of this Plan.
“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.
“Restricted Stock Unit” means an Award granted to a Participant, as described in Article 8.
“Section 162(m)” means section 162(m) of the Code and Department of Treasury rules and regulations issued thereunder.
“Section 409A” means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.
“Shares” means the common stock of the Company, $1.00 par value per share.
“Specified Owner” means any of the following:
(a)    Baker Hughes;
(b)    an Affiliate of Baker Hughes;
(c)    an employee benefit plan (or related trust) sponsored or maintained by Baker Hughes or any Affiliate of Baker Hughes;
(d)    a Person that becomes a Beneficial Owner of Baker Hughes’ outstanding Voting Securities representing 30 percent or more of the combined voting power of Baker Hughes’ then outstanding Voting Securities as a result of the acquisition of securities directly from Baker Hughes and/or its Affiliates; or
(e)    a Person that becomes a Beneficial Owner of Baker Hughes’ outstanding Voting Securities representing 30 percent or more of the combined voting power of Baker Hughes’ then outstanding Voting Securities as a result of a Merger if the individuals and Entities who were the Beneficial Owners of the Voting Securities of Baker Hughes outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting

Securities of any of Baker Hughes, the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger in substantially the same proportions as their ownership of the Voting Securities of Baker Hughes outstanding immediately prior to such Merger.
“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7.
“Stock Award” means an Award granted pursuant to the terms of Section 9.5.
“Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in Section 409A.
“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled).
2.2    As used in this Plan, unless the context otherwise expressly requires to the contrary, references to the singular include the plural, and vice versa; references to the masculine include the feminine and neuter; references to “including” mean “including (without limitation)”; and references to Sections and Articles mean the sections and articles of this Plan.

Article 3.	Administration.
3.1    General. Subject to the terms and conditions of this Plan, the Committee shall administer this Plan or, in the absence of the Committee, the Board shall administer this Plan. The Board shall appoint the members of the Committee, from time to time, who shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that this Plan specifically contemplates or are necessary or appropriate in connection with the administration of this Plan. In the case of Awards to the Company’s non-employee directors, the Board is the Committee. In the case of a Performance-Based Award granted to a Covered Employee that is intended to qualify as performance based compensation under Section 162(m), the Compensation Committee of the Board is the Committee.
3.2    Authority of the Committee. Insofar as this Plan relates to Awards to Employees, the Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee shall have full power to select Employees who shall participate in this Plan, determine the sizes and types of Awards to Employees and determine the terms and conditions of Awards to Employees in a manner consistent with this Plan. Subject to the provisions of Section 17.13, in its discretion, the Committee may provide for the extension of the exercisability of an Award to an Employee, accelerate the vesting or exercisability of an Award to an Employee, eliminate or make less restrictive any restrictions contained in an Award to an Employee, waive any restriction or other provision of this Plan (insofar as such provision relates to Awards to Employees) or an Award to an Employee, or otherwise amend or modify an Award to an Employee in any manner that is either (i) not adverse to the Participant to whom the Award to an Employee was granted or (ii) to which the Participant consents. The Committee may make an Award to an individual who it expects to become an Employee of the Company or any of its Affiliates within the next 6 months, with the Award being subject to the individual’s actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award to an Employee in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of this Plan. As permitted by law and the terms of this Plan, the Committee may delegate its authority as identified in Section 3.3.
3.3    Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties and authorities under this Plan pursuant to such conditions or limitations as the Committee may establish Plan (other than duties and authorities relating to Awards that are intended to be performance-based compensation under Section 162(m)). The Company’s Chief Executive Officer is authorized to grant Awards under this Plan as inducements to hire prospective employees who will neither be (1) officers of the Company or any of its Affiliates nor (2) subject to Section 16 of the Exchange Act. Also, on an annual basis the Compensation Committee of the Board may delegate to the Company’s Chief Executive Officer the ability to grant Awards under this Plan to eligible employees who are neither (1) officers of the Company or any of its Affiliates nor (2) subject to Section 16 of the Exchange Act. The Committee may engage or authorize the engagement of a third-party administrator to carry out administrative functions under this Plan.
3.4    Decisions Binding. All determinations and decisions made by the Committee and the Board pursuant to the provisions of this Plan and all related orders and resolutions of the Committee and the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants and the estates and beneficiaries of Directors, Employees and Participants.
Under no circumstances shall the Company incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to this Plan or the Company’s role as Plan sponsor.

Article 4.	Shares Subject to Plan and Maximum Awards.
4.1    Number of Shares Available for Awards and Award Limitations.
(a)     Plan Share Limit. Subject to adjustment as provided in Section 4.2, the aggregate number of Shares reserved for issuance to Participants under this Plan on and after the Restatement Date shall be 10,000,000 Shares, less (1) in the case of an Award granted under this Plan after December 31, 2013, other than an Option or a SAR, 2.30 Shares for every one Share issued under the Award, and less (2) in the case of an Option or a SAR granted under this Plan after December 31, 2013 one Share for every one share issued under this Plan (collectively, the “Plan Share Limit”). Any Shares that are subject to an Option or a SAR shall be counted against the Plan Share Limit as one Share for every one Share issued, and any Shares that are subject to an Award other than an Option or a SAR shall be counted against the Plan Share Limit as 2.30 Shares for every one Share issued pursuant to the Award.
(b)    No Liberal Share Counting for Cashless Exercises of Options and SARs and Tax Withholding for Options and SARs. To the extent that after December 31, 2013, Shares subject to an Option or a SAR are used to pay (1) the Option Price under the Option or the exercise price under the SAR under a net-settlement cashless exercise of all or a portion of the Option or the SAR, or (2) the tax withholding obligation arising with respect to the Option or the SAR, those Shares will be treated as having been issued under this Plan for purposes of the Plan Share Limit. To the extent that after December 31, 2013, Shares not subject to an Option or a SAR are tendered by the Holder to pay (1) the Option Price under the Option or the exercise price under the SAR under a cashless exercise of all or a portion of the Option or the SAR, or (2) the tax withholding obligation arising with respect to the Option or the SAR, those Shares will not be added to, and will not otherwise increase, the Plan Share Limit.
(c)    Gross Amount of Shares Subject to SARs Settled in Shares Counted Against the Plan Share Limit. For the avoidance of doubt, the gross (rather than the net) number of Shares that are subject to SARs that are settled in Shares will be treated as issued under this Plan for purposes of the Plan Share Limit.
(d)    Share Repurchases by the Company on the Open Market Will Not Increase Plan Share Limit. For the avoidance of doubt, Shares that are repurchased by the Company on the open market will not be added to, and will not otherwise increase, the Plan Share Limit.
(e)    Source of Shares. The Shares described in this Section 4.1 may consist of authorized but unissued Shares or previously issued Shares reacquired by the Company.
(f)    Forfeitures, Expirations, Settlements in Cash and Exchanges for Awards That Do Not Involve Shares. To the extent that Shares that are the subject of Awards under this Plan are (1) forfeited or terminated, (2) expire unexercised, (3) are settled in cash in lieu of Shares, or (4) are exchanged for Awards that do not involve Shares, such Shares shall not be treated as having been issued under this Plan but rather shall again immediately become available to be issued pursuant to Awards granted under this Plan.
(g)    Shares Used to Satisfy Tax Withholding Obligations for Awards Other Than Options and SARs. To the extent that after December 31, 2013, Shares subject to an Award other than an Option or a SAR are used to pay the tax withholding obligation arising with respect to the Award, those Shares will not be treated as having been issued under this Plan for purposes of the Plan Share Limit. To the extent that after December 31, 2013, Mature Shares are used by a Holder (through attestation or otherwise) to pay the tax withholding obligation arising with respect to an Award other than an Option or a SAR, those tendered Mature Shares will be added to the Plan Share Limit.
(h)    Counting of Shares That Again Become Available for Issuance Under this Plan. Any Shares that become available for Awards under this Plan pursuant to the preceding paragraphs (f) and (g) shall be added as (i) one Share for every one Share subject to Options or SARs granted under this Plan and (ii) 2.30 Shares for every one Share subject to Awards other than Options or SARs granted under this Plan.
(i)    Award Limitations. The following rules (“Award Limitations”) shall apply to grants of Awards under this Plan and if an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section:

(i)	Options. The maximum aggregate number of Shares that may be subject to Options granted during any one Fiscal Year to any one Employee shall be 3,000,000.

(ii)	Incentive Stock Options. The maximum aggregate number of Shares that may be subject to Incentive Stock Options granted under this Plan shall be 10,000,000.

(iii)	SARs. The maximum aggregate number of Shares that may be subject to Stock Appreciation Rights granted during any one Fiscal Year to any one Employee shall be 3,000,000.

(iv)
Performance-Based Awards. The maximum aggregate number of Shares subject to Performance Share Awards granted during any one Fiscal Year to any one Employee, singly or in combination, shall be 1,000,000, determined as of the date of grant. The maximum aggregate cash value, determined as of the date of grant, of any Performance Unit Awards and Cash-Based Awards granted to any one Employee, singly or in combination, during any one Fiscal Year shall be $10,000,000.

(v)
Director Awards. The maximum aggregate grant with respect to any Awards (including but not limited to, Options, SARs, Stock Awards, Restricted Stock Awards, and Restricted Stock Units) granted in any one Fiscal Year to any one Director shall be 10,000 Shares/Units.

(vi)	Adjustments to the Award Limitations. Each of the Award Limitations shall be subject to adjustment under Section 4.2.
4.2    Adjustments in Authorized Shares. The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

If there shall be any change in the Shares of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Board, in its sole discretion, to prevent dilution or enlargement of Participants’ rights under this Plan, shall adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under this Plan, the number and kind of Shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, the Awards Limitations, the Fair Market Value of the Shares and other value determinations applicable to outstanding Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (a) to assume under this Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment or (b) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation.
Appropriate adjustments may also be made by the Board in the terms of any Awards under this Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of Performance Periods; provided, that no adjustment shall be made that would cause any Award to fail to qualify as performance-based compensation under Section 162(m) if the Award is intended to qualify as performance-based compensation under Section 162(m).
In addition, other than with respect to Options, Stock Appreciation Rights and other Awards intended to constitute Performance-Based Awards, the Board is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Article 5.	Eligibility and Participation.
5.1    Eligibility. Persons eligible to participate in this Plan include all Employees and Directors.
5.2    Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award, subject to the provisions of this Plan. The Board may, from time to time, select from all eligible Directors those to whom Awards shall be granted and shall determine the nature and amount of each Award, subject to the provisions of this Plan.

Article 6.	Stock Options.
6.1    Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, upon the terms and at any time, and from time to time, as the Committee (or the Board with respect to Awards granted to Directors) shall determine. An Option granted under this Plan on or after January 1, 2005 may not be granted with any Dividend Equivalents rights.
6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and other provisions as the Committee (or the Board with respect to Awards granted to Directors) shall determine that are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO. Notwithstanding its designation as an ISO in the Award Agreement, to the extent the limitations of section 422 of the Code are exceeded, with respect to such excess portion, the Option shall become a NQSO. Employees may be awarded ISOs (except those who have not yet commenced employment with the Company or any of its Affiliates may not receive ISOs) and NQSOs, whereas Directors may only be awarded NQSOs.

6.3    Option Price. The Committee (or the Board with respect to Awards granted to Directors) shall determine the Option Price for each grant of an Option under this Plan. The Option Price shall not be less than the Fair Market Value of the Shares on the date of grant.
6.4    Duration of Options. Each Option granted to a Participant shall expire at the time the Committee (or the Board with respect to Awards granted to Directors) shall determine at the time of grant; provided that no Option shall be exercisable later than the tenth anniversary date of its grant.
6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at the times and be subject to the restrictions and conditions as the Committee (or the Board with respect to Awards granted to Directors) shall in each instance approve, which need not be the same for each grant or for each Participant.
6.6    Payment. Options granted under this Article 6 shall be exercised in the form and manner as the Committee (or the Board with respect to Awards to Directors) shall determine from time to time.
The Option Price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are tendered must have been held by the Participant for at least 6 months prior to their tender to satisfy the Option Price); (c) by a combination of (a) and (b); or (d) any other method approved by the Committee (or the Board with respect to Awards granted to Directors) in its sole discretion at the time of grant and as set forth in the Award Agreement. An Award Agreement evidencing an Option may, in the discretion of the Committee (or the Board with respect to Awards granted to Directors), provide for a “cashless exercise” of an Option by establishing procedures whereby the Participant, by a properly executed written notice, directs (1) an immediate sale or margin loan respecting all or a part of the Shares to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the Option Price, (2) the delivery of the Shares from the Company directly to a brokerage firm and (3) the delivery of the Option Price from sale or margin loan proceeds from the brokerage firm directly to the Company.
Subject to any governing rules or regulations and Section 17.10, after the exercise of the Option and full payment of the Option Price in the form and manner as the Committee (or Board with respect to Awards granted to Directors) shall determine, the Participant may pay the required fee and request a Share certificate based upon the number of Shares purchased under the Option through the third-party administrator designated by the Committee (or the Board with respect to Awards granted to Directors) to have this administrative duty. In addition, the Company may, at its option, issue or cause to be issued Share certificates.
Unless otherwise determined by the Committee (or the Board with respect to Awards granted to Directors), all payments under all of the methods indicated above shall be paid in United States dollars.
6.7    Restrictions on Share Transferability. The Committee (or the Board with respect to Awards granted to Directors) may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded and under any blue sky or state securities laws applicable to such Shares.
6.8    Termination of Employment/Directorship.
(a)    Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or directorship with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee (or the Board with respect to Awards granted to Directors), shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6 and may reflect distinctions based on the reasons for termination.
(b)    Terms for Director Options.
(i)    Each Option granted to a Director (a “Director Option”) shall have a term of 10 years from the date of grant, notwithstanding any earlier termination of the status of the holder as a Director (the “Option Expiration Date”).

(ii)    The purchase price of each Share subject to a Director Option shall be equal to the Fair Market Value of a Share on the date of grant.
(iii)    Except as may be otherwise specified in the Award Agreement setting forth the terms of a Director Option, a Director Option shall vest and become exercisable on the first anniversary of the date of grant of the Director Option. An Award Agreement setting forth the terms of a Director Option may not specify that the Director Option is exercisable earlier than the first anniversary of the date of grant of the Director Option.
(iv)    a Director’s directorship shall terminate at the close of business on the day preceding the day he ceases to be a member of the Board for any reason whatsoever. When a Director’s directorship is terminated, each of his Director Options and all rights thereunder shall expire in accordance with the following (but in no event later than the Option Expiration Date):
(A)    Director Options granted within 1 year preceding termination:
(1)    At the time the Director’s directorship is terminated, unless

(2)    Such termination occurs in connection with, or within 2 years following, a Change in Control, in which case, 30 days following his termination.

(B)    Director Options granted prior to 1-year preceding termination:
(1)    1 year after termination if due to the Director’s death (a Director’s Option may be exercised by the Director’s estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the Shares remaining subject to his Director Option at the time of his death); or

(2)    3 years after termination if as a result of resignation or removal from the Board because of disability or in accordance with the provisions of the Company’s Bylaws regarding termination of director’s terms of office; or

(3)    3 months after termination if, for any reason other than specified above.

(c)    Agreements. Any Award of Director Options shall be embodied in an Award Agreement, which shall contain the terms, conditions and limitations set forth above and shall be signed by an authorized officer for and on behalf of the Company.
6.9    Restrictions on Transferability of Incentive Stock Options. No ISO granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by the Participant, and after that time, by the Participant’s heirs or estate. Any attempted assignment of an ISO in violation of this Section 6.9 shall be null and void.
6.10    Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within 10 days thereof.
6.11    Automatic Exercise of Certain Expiring Nonqualified Stock Options. Notwithstanding any other provision of this Plan or an Award Agreement (other than this Section 6.11), on the last trading day on which all or a portion of a Nonqualified Option may be exercised, if the then Fair Market Value of a Share exceeds the per Share Option Price of the Nonqualified Option by at least $.01 (such expiring portion of an Option that is so in-the-money, an “Auto-Exercise Eligible Option”), the Holder shall be deemed to have automatically exercised such Auto-Exercise Eligible Option (to the extent it has not previously been exercised or forfeited) in accordance with the provisions of this Section 6.11. In the event of an automatic exercise pursuant to this Section 6.11, the Company shall reduce the number of Shares issued to the Holder upon such Holder’s automatic exercise of the Auto-Exercise Eligible Option to satisfy the Holder’s Option Price obligation for the Auto-Exercise Eligible Option. Further, the Company shall reduce the number of Shares issued to the Holder to satisfy the Minimum Statutory Withholding Obligation arising upon the automatic exercise in accordance with the procedures of Article 13 unless the Committee deems that a different method of satisfying the tax withholding obligations is practicable and advisable. In accordance with procedures established by the Committee, a Holder may notify the Company in advance that he or she does not wish for the Auto-Exercise Eligible Option to be exercised. This Section 6.11 shall not apply to any Option to the extent that this Section 6.11 may cause the Option to fail to qualify for favorable tax treatment under applicable law. In its discretion, the Company may determine to cease automatically exercising Options at any time.
6.12    Prohibition Against Direct and Indirect Repricing of Options. Other than pursuant to Section 4.2, without the prior approval of the Company’s stockholders, Options granted under this Plan will not be directly or indirectly repriced (1) through cancellation of an Option followed by the grant of a new Option or any other Award or cash, (2) by directly lowering the Option Price of a previously granted Option, or (3) by taking any other action that would be treated as a repricing of an Option under the then in effect rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

Article 7.	Stock Appreciation Rights.
7.1    Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to an Employee at any time, and from time to time, as the Committee shall determine. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.
Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Employee and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.
The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. Effective for SARs granted under this Plan on or after January 1, 2005, a SAR granted under this Plan may not be granted with any Dividend Equivalents rights.
7.2    SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR and such other provisions as the Committee shall determine.
7.3    Term of SARs. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable later than the tenth anniversary date of its grant.
7.4    Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.
7.5    Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
7.6    Payment of SAR Amount. Upon the exercise of an SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)    The difference between the Fair Market Value of a Share on the date of exercise over the grant price by
(b)    The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout may be set forth in the Award Agreement pertaining to the grant of the SAR.
7.7    Termination of Employment. Each Award Agreement shall set forth the extent to which the Employee shall have the right to exercise the SAR following termination of the Employee’s employment with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Employees, need not be uniform among all SARs issued pursuant to this Plan and may reflect distinctions based on the reasons for termination.
7.8    Prohibition Against Direct and Indirect Repricing of SARs. Other than pursuant to Section 4.2, without the prior approval of the Company’s stockholders, SARs granted under this Plan will not be directly or indirectly repriced (1) through cancellation of a SAR followed by the grant of a new SAR or any other Award or cash, (2) by directly lowering the grant price of a previously granted SAR, or (3) by taking any other action that would be treated as a repricing of a SAR under the then in effect rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

Article 8.	Restricted Stock and Restricted Stock Units.
8.1    Grant of Restricted Stock/Units. Subject to the terms and provisions of this Plan, the Committee (or the Board with respect to Awards granted to Directors), at any time, and from time to time, may grant Shares of Restricted Stock and Restricted Stock Units to Participants in such amounts as the Committee (or the Board with respect to Awards granted to Directors) shall determine. Restricted Stock Units shall be similar to Restricted Stock, except that no Shares are actually awarded to the Participant until a later date, unless the payout is otherwise made in cash.
8.2    Restricted Stock Agreement. Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock (or the number of Restricted Stock Units) granted and such other provisions as the Committee (or the Board with respect to Awards granted to Directors) shall determine.
8.3    Transferability. Except as provided in this Article 8, the Shares of Restricted Stock or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under this Plan shall be available during his or her lifetime only to the Participant, and after that time, to the Participant’s heirs or estate. Any attempted assignment of Restricted Stock or Restricted Stock Units in violation of this Section 8.3 shall be null and void.
8.4    Other Restrictions. The Committee (or the Board with respect to Awards granted to Directors) shall impose other conditions or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable, including a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions or restrictions under applicable federal or state securities laws.
To the extent deemed appropriate by the Committee (or the Board with respect to Awards granted to Directors), the designated third-party administrator may retain the certificates representing Shares of Restricted Stock in its possession until such time as all conditions and restrictions applicable to such Shares have been satisfied or lapse.
Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse.
8.5    Voting Rights. To the extent permitted by the Committee (or the Board with respect to Awards granted to Directors) or required by law, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
8.6    Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, if the Committee (or the Board with respect to Awards granted to Directors) so determines, be credited with dividends paid with respect to the underlying Shares while they are so held in a manner determined by the Committee (or the Board with respect to Awards granted to Directors) in its sole discretion. The Committee (or the Board with respect to Awards granted to Directors) may apply any restrictions to the dividends that it deems appropriate. An Award Agreement for a Restricted Stock Unit Award may specify that the holder of the Award shall be entitled to the payment of Dividend Equivalents under the Award in a manner determined by the Committee in its sole discretion. An Award Agreement for a Restricted Stock Unit Award shall not specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award, unless the payment of any such Dividend Equivalents will be subject to the satisfaction of the same performance conditions, if any, as apply to the Restricted Stock Unit Award. In the case of a Restricted Stock Award, if the Holder shall be become entitled to the payment of dividends paid in Shares with respect to the Restricted Stock Award, such dividends shall be added to and become a part of the Restricted Stock Award. Accordingly, such dividends will be subject to the satisfaction of the same performance conditions, if any, as apply to the Restricted Stock Award.
8.7    Termination of Employment/Directorship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment or directorship with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee (or the Board with respect to Awards granted to Directors), shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan and may reflect distinctions based on the reasons for termination.
8.8    Time of Payment Under Restricted Stock Unit Award. A payment under a Restricted Stock Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the Restricted Stock Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

Article 9.	Performance Units, Performance Shares and Cash-Based Awards; Stock Awards.
9.1    Grant of Performance Units/Shares and Cash-Based Awards. Subject to the terms of this Plan, Performance Units, Performance Shares and/or Cash-Based Awards may be granted to Employees in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine.
9.2    Value of Performance Units/Shares and Cash-Based Awards. Each Performance Unit shall have an initial value that the Committee shall establish at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as the Committee may determine. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, shall determine the number and value of Performance Units/Shares and Cash-Based Awards which shall be paid out to the Employee.
9.3    Earning of Performance Units/Shares and Cash-Based Awards. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares and Cash-Based Awards shall be entitled to receive payout on the number and value of Performance Units/Shares and Cash-Based Awards the Employee earned over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
9.4    Form and Timing of Payment of Performance Units/Shares and Cash‑Based Awards. Payment of earned Performance Shares and Cash-Based Awards shall be as the Committee determines and as set forth in the Award Agreement. Payment under a Performance Unit Award or a Cash-Based Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement for a Performance Unit Award of a Cash-Based Award shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.
Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares and Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.
9.5    Stock Awards. Employees or Directors may be granted Stock Awards. The Committee (or the Board with respect to Awards granted to Directors) may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee (or the Board with respect to Awards granted to Directors) shall determine. Such Awards may entail the transfer of actual Shares to Participants or payment in cash or otherwise of amounts based on the value of Shares and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
9.6    Performance Measures for Performance-Based Awards. Performance goals the attainment of which may determine the degree of payout or vesting with respect to Performance-Based Awards that are intended to qualify as performance-based compensation exempt from Section 162(m) will be based on one or more of the following business criteria: net earnings; earnings per share; net income (before or after taxes); stock price (including growth measures and total shareholder return); return measures (including return on net capital employed, return on assets, return on equity, or sales return); earnings before or after interest, taxes, depreciation and/or amortization; dividend payments to the Company; gross revenues; gross margins; expense targets; cash flow return on investments, which equals net cash flows divided by owner’s equity; internal rate of return or increase in net present value; working capital targets relating to inventory or accounts receivable; planning accuracy (as measured by comparing planned results to actual results); net sales growth; net operating profit; cash flow (including operating cash flow and free cash flow); and operating margin. The Committee may, in its sole discretion, adopt other performance measures (consistent with the requirements of Section 162(m), as applicable) including any combination of the foregoing.
Achievement of the performance goals may be measured:
(a)    individually, alternatively, or in any combination;
(b)    with respect to the Company, one or more business units, or any combination of the foregoing;
(c)    on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, or to other external measures; and
(d)    including or excluding items determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the acquisition or disposal of a business, or related to a change in accounting principle, in each case based on Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, Overall Opinion No. 30, or other applicable accounting rules, or consistent with the Company’s policies and practices for measuring the achievement of performance goals on the date the Committee establishes the goals.
The Committee may, in its discretion, increase the amount payable under a Performance-Based Award to a Participant who is not a Covered Employee. The Compensation Committee may not increase the amount payable under a Performance-Based Award to a Participant who is a Covered Employee.
Unless otherwise stated, such a performance goal for a Performance-Based Award need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting this Plan’s provisions applicable to performance goals and Performance-Based Awards for Participants who are Covered Employees, it is intended that the provisions will conform with the standards of Section 162(m), and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation under Performance-Based Awards for Covered Employees that are based on the achievement of performance goals and are intended to qualify as performance-based compensation exempt from Section 162(m), the Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied.
9.7     Dividends and Dividend Equivalents.
An Award Agreement for a Performance-Based Award shall not specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award, unless the payment of any such Dividend Equivalents will be subject to the satisfaction of the same performance conditions as apply to the Performance-Based Award. In the case of a Performance-Based Award that is payable in Shares, if the Holder shall be become entitled to the payment of dividends paid in Shares with respect to the Performance-Based Award, such dividends shall be added to and become a part of the Performance-Based Award. Accordingly, such dividends will be subject to the satisfaction of the same performance conditions as apply to the Performance-Based Award.

Article 10.	Beneficiary Designation.
Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 11.	Deferrals.
Subject to Section 17.13, the Committee (or the Board with respect to Awards granted to Directors) may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock/Units or the satisfaction of any requirements or goals with respect to Performance Units/Shares, Cash-Based Awards and Stock Awards. If any such deferral election is required or permitted, the Committee (or the Board with respect to Awards granted to Directors) shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 12.	Rights of Employees/Directors.
12.1    Employment. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.
Except as specifically provided otherwise in a written agreement with the Company, neither the Award nor any benefits arising under this Plan shall constitute part of a Participant’s employment contract with the Company or any Affiliate. Any termination of this Plan pursuant to Section 15.1 shall not give rise to liability on the part of the Company or any Affiliate for severance payments.
12.2    Participation. No Employee or Director shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.
12.3    Rights as a Stockholder. A Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such shares.

Article 13.	Withholding.
The Company or any Affiliate shall be entitled to satisfy its withholding obligation under federal, state or local tax law, domestic or foreign, to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award by utilizing any method determined by the Committee or its delegate in its sole discretion, including any of the following methods:
(a)     The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award to the extent that doing so will not cause the Holder to incur additional taxes under Section 409A.
(b)    The Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions.
(c)    The Company may reduce the number of Shares issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the Shares held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation.
(d)     The Company or its Affiliate may satisfy the Minimum Statutory Tax Withholding Obligation arising upon the vesting of an Award by delivering to the Holder a reduced number of Shares in the manner specified herein. In the discretion of the Committee, at the time of vesting of Shares under the Award, the Company may (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such Shares vested under the Award are made available for delivery, (b) reduce the number of such Shares made available for delivery so that the Fair Market Value of the Shares withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld Shares, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole Shares to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld Shares does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold Shares with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Article 13. The withheld Shares not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such Shares shall terminate.
(e)    A Holder may be allowed to use Mature Shares to satisfy the Company’s or Affiliate’s tax withholding obligations with respect to an Award.
The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions.
Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

Article 14.	Acceleration in Connection With Change in Control.
The effect, if any, of a Change in Control (including a termination of employment in connection with a Change in Control) upon any Award granted under this Plan after January 23, 2014 shall be determined in accordance with the terms of the applicable Award Agreement and any related Terms and Conditions issued by the Committee that are applicable to the Award. In the case of Awards granted under this Plan on or prior to January 22, 2014, the terms of Article 14 of this Plan in effect prior to the Restatement Date will apply to such Awards.

Article 15.	Amendment, Modification, Suspension and Termination.
15.1    Amendment, Modification, Suspension and Termination. Subject to the terms of this Plan, the Board may at any time and from time to time alter, amend, modify, suspend or terminate this Plan in whole or in part, except that no amendment, modification, suspension or termination that would adversely affect in any material way the rights of any Participant under any Award previously granted to such Participant under this Plan shall be made without the written consent of such Participant and no amendment will be made without stockholder approval to the extent stockholder approval is required by applicable legal requirements.
15.2    Prohibitions on Repricing of Options or SARs. This Plan may not be modified in any manner that would result in a violation of any of the repricing restrictions set forth in Sections 6.12 or 7.8.
15.3    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to and without limiting the application of Article 14, the Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Board determines that such adjustments are appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.

Article 16.	Successors.
All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 17.	General Provisions.
17.1    Restrictions and Legend. No Shares or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing Shares delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such restrictions as the Committee (or the Board with respect to Awards granted to Directors) may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Shares are then listed or to which they are admitted for quotation and any applicable federal or state securities law. The Committee (or the Board with respect to Awards granted to Directors) may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
The Committee (or the Board with respect to Awards granted to Directors) may require each person receiving Shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. In addition to any other legend required by this Plan, the certificates for such Shares may include any legend which the Committee (or the Board with respect to Awards granted to Directors) deems appropriate to reflect any restrictions on transfer of such Shares.
17.2    Severability. If any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
17.3    Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall receive the consideration required by law for the issuance of Awards under this Plan.
17.4    Securities Law Compliance. All transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.
17.5    Listing. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the Securities and Exchange Commission or to effect compliance with the registration, qualification and listing requirements of any national securities laws, stock exchange or automated quotation system.
17.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares under this Plan prior to:
(a)    Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
(b)    Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
17.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
17.8    Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
17.9    Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:
(a)    Determine which Affiliates shall be covered by this Plan;
(b)    Determine which Employees employed outside the United States are eligible to participate in this Plan;
(c)    Modify the terms and conditions of any Award granted to Employees who are employed outside the United States to comply with applicable foreign laws;
(d)    Establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 17.9 by the Committee shall be attached to this Plan document as Appendices; and
(e)    Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.
17.10    Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
17.11    Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any Person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in this Plan. This Plan is not intended to be subject to ERISA.
17.12    Governing Law. This Plan and each Award Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Harris County, Texas to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.
17.13    Compliance With Section 409A. Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of this Plan would, if undertaken or implemented, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of this Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A. This Section 17.13 is effective for Awards granted under this Plan that are earned and vested on or after January 1, 2005.
17.14    Recoupment in Certain Situations. Effective for Awards granted on or after January 22, 2014, without limiting the applicability of any additional provisions set forth in Award Agreements, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, the Holder who is then or was a current or former executive officer of the Company shall forfeit and must repay to the Company any compensation awarded under this Plan to the extent specified in any of the Company’s compensation recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission Committee under or in connection with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Further, effective for Awards granted on or after January 22, 2014, without limiting the applicability of any additional provisions set forth in Award Agreements, if the Company is required to prepare an accounting restatement due in whole or in part to the current or former Holder’s misconduct, the current or former Holder shall forfeit and must repay to the Company any compensation awarded under this Plan to the extent required by the Board in accordance with the terms of the Company’s compensation recoupment policy as in effect on January 23, 2014.
17.15    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee (or the Board with respect to Awards granted to Directors) shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
17.16    Restrictions on Transferability. Except as provided below, an Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Section 6.9), and Shares that have not been issued under this Plan or as to which any applicable restriction, performance or deferral period has not lapsed, shall not be transferred, sold, pledged, assigned or otherwise alienated or hypothecated, other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in section 414(d) of the Code, (iii) with respect to Awards of Options which do not constitute Incentive Stock Options, if such transfer is permitted in the sole discretion of the Committee, by transfer by a Participant to a member of the Participant’s Immediate Family, to a trust solely for the benefit of the Participant and the Participant’s Immediate Family, or to a partnership or limited liability company whose only partners or shareholders are the Participant and members of the Participant’s Immediately Family. Any attempted transfer, sale, pledge, assignment, alienation or hypothecation in violation of this Section 17.16 shall be null and void.

ANNEX D

BAKER HUGHES INCORPORATED
2002 EMPLOYEE LONG-TERM INCENTIVE PLAN
Amendment and Restatement

BAKER HUGHES INCORPORATED

2002 EMPLOYEE LONG-TERM INCENTIVE PLAN

Article 1.	Establishment, Objectives and Duration.
1.1    Establishment. Baker Hughes Incorporated, a Delaware corporation (the “Company”), previously established the Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan (this “Plan”), to reward certain corporate officers and key employees of the Company by enabling them to acquire shares of common stock of the Company and to receive other compensation based on common stock of the Company or certain performance measures. This Plan permits the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Stock Awards and Cash-Based Awards (as this Plan defines each of those terms below).
This Plan became effective as of March 6, 2002 (the “Effective Date”) and shall remain in effect as provided in Section 1.3. This Plan is amended and restated effective as of the date on which the stockholders of the Company approve of this Amendment and Restatement of this Plan (the “Restatement Date”). The adoption of this Amendment and Restatement of this Plan is contingent upon the approval by the Company’s stockholders of this Amendment and Restatement of this Plan.
1.2    Objectives. This Plan is designed to attract and retain key employees of the Company and its Affiliates (defined below), to encourage the sense of proprietorship of those employees and to stimulate the active interest of these persons in the development and financial success of the Company and its Affiliates. These objectives are to be accomplished by making Awards (defined below) under this Plan and thereby providing Participants (defined below) with a proprietary interest in the growth and performance of the Company and its Affiliates.
1.3    Duration. This Plan commenced as of the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 13, until all Shares subject to it shall have been purchased or acquired according to this Plan's provisions. However, in no event may an Award be granted under this Plan on or after September 18, 2019.

Article 2.	Definitions and Construction.
2.1    Whenever used in this Plan, the following capitalized terms in this Section 2.1 shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:
“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.
“Assets” means assets of any kind owned by Baker Hughes, including but not limited to securities of Baker Hughes’ direct and indirect subsidiaries and Affiliates.
“Award” means, individually or collectively, a grant under this Plan to a Participant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards or Stock Awards.
“Award Agreement” means either (a) an agreement that the Company and a Participant enters into that sets forth the terms and provisions applicable to an Award granted under this Plan or (b) a statement that the Company issues to a Participant describing the terms and provisions of the Award.
“Award Limitations” has the meaning ascribed to that term in Section 4.1.
“Baker Hughes” means Baker Hughes Incorporated, a Delaware corporation, and any successor by merger or otherwise.
“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to the term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

“Board” or “Board of Directors” means the Board of Directors of the Company.
“Cash-Based Award” means an Award granted to a Participant as described in Article 9.
“Cause” for termination by the Company of the Employee’s employment means (a) the willful and continued failure by the Employee to substantially perform the Employee’s duties with the Company (other than any such failure resulting from the Employee’s incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for Good Reason by the Employee) after a written demand for substantial performance is delivered to the Employee by the Committee, which demand specifically identifies the manner in which the Committee believes that the Employee has not substantially performed the Employee’s duties, or (b) the willful engaging by the Employee in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of Sections (a) and (b) of this definition, (i) no act, or failure to act, on the Employee’s part shall be deemed “willful” unless done, or omitted to be done, by the Employee not in good faith and without reasonable belief that the Employee’s act, or failure to act, was in the best interest of the Company and (ii) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Committee by clear and convincing evidence that Cause exists.
A “Change in Control” of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:
(a)    Any Person is or becomes a Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by this Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes, as described in this Section (a), a Beneficial Owner in connection with a transaction described in Section (c)(i) of this definition below; or
(b)    The following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the Effective Date, constitute the Board of Directors of the Company and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of Directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least 2/3 of the Directors then still in office who either were Directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or
(c)    There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, at least 55% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by this Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or
(d)    There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity surviving such merger or any parent thereof (or a majority plus one member where such board is comprised of an odd number of members); or
(e)    The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (i) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 55% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, or (ii) where the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of such entity or any parent thereof (or a majority plus one member where such board is comprised of an odd number of members).
Notwithstanding the foregoing, effective for Awards granted under this Plan on or after July 24, 2008, “Change in Control” means the occurrence of any of the following events:
(a)    the individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board;
(b)    the consummation of a Merger of Baker Hughes or an Affiliate with another Entity, unless the individuals and Entities who were the Beneficial Owners of the Voting Securities of Baker Hughes outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of Baker Hughes, the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger;
(c)    any Person, other than a Specified Owner, becomes a Beneficial Owner, directly or indirectly, of securities of Baker Hughes representing 30 percent or more of the combined voting power of Baker Hughes’ then outstanding Voting Securities;
(d)    a sale, transfer, lease or other disposition of all or substantially all of Baker Hughes’ Assets is consummated (an “Asset Sale”), unless:
(1)    the individuals and Entities who were the Beneficial Owners of the Voting Securities of Baker Hughes immediately prior to such Asset Sale own, directly or indirectly, 50 percent or more of the combined voting power of the Voting Securities of the Entity that acquires such Assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of Baker Hughes’ Voting Securities immediately prior to such Asset Sale; or
(2)    the individuals who comprise the Board immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the Entity that acquired such Assets in such Asset Sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or
(e)    The stockholders of Baker Hughes approve a plan of complete liquidation or dissolution of Baker Hughes.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or such other committee of the Board or the entire Board as the Board designates to administer Awards to Employees, as specified in Article 3.
“Company” shall have the meaning ascribed to that term in Section 1.1.
“Director” means any individual who is a member of the Board of Directors of the Company.
“Disability” shall mean (a) the inability of the Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) by reason of any medically determinable physical or mental impairment of the Grantee which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, the receipt by the Grantee of income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company or any Affiliate of the Company that is required to be treated as a single employer together with the Company under section 414 of the Code.
“Dividend Equivalent” means a payment equivalent in amount to dividends paid to the Company’s stockholders.
“Effective Date” shall have the meaning ascribed to that term in Section 1.1.
“Employee” means (i) any employee of the Company or any of its Affiliates or (ii) an individual who has agreed to become an Employee of the Company or any of its Affiliates and is expected to become an Employee within the following 6 months.
“Entity” means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act.
“Fair Market Value” means the value per Share as determined by the Committee, based on the composite transactions in Shares as reported by The Wall Street Journal, and shall be equal to the per share price of the last sale of Shares on the trading day prior to the date on which value is being determined.
“Fiscal Year” means the year commencing January 1 and ending December 31.
“Freestanding SAR” means an SAR that is granted independently of any Option, as described in Article 7.
“Good Reason” for termination by the Employee of the Employee’s employment means the occurrence (without the Employee’s express written consent) after any Change in Control, (or prior to a Change in Control if the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, or is otherwise in connection with or in anticipation of a Change in Control) of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (a), (e), (f) or (g) below, such act or failure to act is corrected prior to the effective date of the Employee’s termination for Good Reason:

(a)    the assignment to the Employee of any duties inconsistent with the status of the Employee’s position with the Company or a substantial adverse alteration in the nature or status of the Employee’s responsibilities from those in effect immediately prior to the Change in Control;

(b)    a reduction by the Company in the Employee’s annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company;

(c)    the relocation of the Employee’s principal place of employment to a location more than 50 miles from the Employee’s principal place of employment immediately prior to the Change in Control or the Company’s requiring the Employee to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Employee’s present business travel obligations;

(d)    the failure by the Company to pay to the Employee any portion of the Employee’s current compensation except pursuant to an across-the-board compensation deferral similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company, or to pay to the Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company, within 7 days of the date such compensation is due;

(e)    the failure by the Company to continue in effect any compensation plan in which the Employee participates immediately prior to the Change in Control which is material to the Employee’s total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Employee’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Employee’s participation relative to other participants, as existed immediately prior to the Change in Control;

(f)    the failure by the Company to continue to provide the Employee with benefits substantially similar to those enjoyed by the Employee under any of the Company’s pension, savings, life insurance, medical, health and accident, or disability plans in which the Employee was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Employee of any material fringe benefit or perquisite enjoyed by the Employee at the time of the Change in Control, or the failure by the Company to provide the Employee with the number of paid vacation days to which the Employee is entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect at the time of the Change in Control; or

(g)    if the Employee is party to an individual employment, severance, or similar agreement with the Company, any purported termination of the Employee’s employment which is not effected pursuant to the notice of termination or other procedures specified therein satisfying the requirements thereof; for purposes of this Plan, no such purported termination shall be effective.

The Employee’s right to terminate the Employee’s employment for Good Reason shall not be affected by the Employee’s incapacity due to physical or mental illness. The Employee’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

For purposes of any determination regarding the existence of Good Reason, any claim by the Employee that Good Reason exists shall be presumed to be correct unless the Company establishes to the Committee by clear and convincing evidence that Good Reason does not exist.

“Grantee” means the person to whom an Award is granted.
“Holder” means the holder of an Award.
“Immediate Family” means, with respect to a Participant, the Participant’s spouse, children or grandchildren (including adopted children, stepchildren and grandchildren).
“Incumbent Director” means –
(a)    a member of the Board on July 24, 2008 or
(b)    an individual-
(1)    who becomes a member of the Board after July 24, 2008;
(2)    whose appointment or election by the Board or nomination for election by Baker Hughes’ stockholders is approved or recommended by a vote of at least two-thirds of the then serving Incumbent Directors (as defined herein); and
(3)    whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.
“Mature Shares” means Shares that have been held by the Holder, and with respect to which any applicable forfeiture restrictions have lapsed, in each case, for at least six months.
“Merger” means a merger, consolidation or similar transaction.
“Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state, local and foreign taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.
“Option” means a nonqualified stock option, as defined in Code Section 83 and the regulations promulgated under that Section, granted to a Participant, as described in Article 6.
“Option Price” means the price at which a Participant may purchase a Share pursuant to an Option.
“Participant” means an Employee who has been selected to receive an Award or who has an outstanding Award granted under this Plan.
“Performance-Based Award” means a Performance Share, a Performance Unit, a Cash-Based Award or a Stock Award granted to a Participant pursuant to Article 9, of which the fulfillment of performance goals determines the degree of payout or vesting.
“Performance Period” means the period of time during which the performance goals must be met to determine the degree of payout or vesting with respect to certain Performance-Based Awards.
“Performance Share” means an Award granted to a Participant, as described in Article 9.
“Performance Unit” means an Award granted to a Participant, as described in Article 9.
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, at its discretion) and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8.

“Person” shall have the meaning ascribed to the term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof, except that the term shall not include (a) the Company or any of its Affiliates, (b) a trustee or other fiduciary holding Company securities under an employee benefit plan of the Company or any of its Affiliates, (c) an underwriter temporarily holding securities pursuant to an offering of those securities or (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
“Restatement Date” means the date on which the stockholders of the Company approve of this Amendment and Restatement of this Plan.
“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.
“Restricted Stock Unit” means an Award granted to a Participant, as described in Article 8.
“Section 409A” means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.
“Shares” means the common stock of the Company, $1.00 par value per share.
“Specified Owner” means any of the following:
(a)    Baker Hughes;
(b)    an Affiliate of Baker Hughes;
(c)    an employee benefit plan (or related trust) sponsored or maintained by Baker Hughes or any Affiliate of Baker Hughes;
(d)    a Person that becomes a Beneficial Owner of Baker Hughes’ outstanding Voting Securities representing 30 percent or more of the combined voting power of Baker Hughes’ then outstanding Voting Securities as a result of the acquisition of securities directly from Baker Hughes and/or its Affiliates; or
(e)    a Person that becomes a Beneficial Owner of Baker Hughes’ outstanding Voting Securities representing 30 percent or more of the combined voting power of Baker Hughes’ then outstanding Voting Securities as a result of a Merger if the individuals and Entities who were the Beneficial Owners of the Voting Securities of Baker Hughes outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of Baker Hughes, the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger in substantially the same proportions as their ownership of the Voting Securities of Baker Hughes outstanding immediately prior to such Merger.
“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7.
“Stock Award” means an Award granted pursuant to the terms of Section 9.5.
“Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in Section 409A.
“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled).
2.2    As used in this Plan, unless the context otherwise expressly requires to the contrary, references to the singular include the plural, and vice versa; references to the masculine include the feminine and neuter; references to “including” mean “including (without limitation)”; and references to Sections and Articles mean the sections and articles of this Plan.

Article 3.	Administration.
3.1    General. Subject to the terms and conditions of this Plan, the Committee shall administer this Plan or, in the absence of the Committee, the Board shall administer this Plan. The Board shall appoint the members of the Committee, from time to time, who shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that this Plan specifically contemplates or are necessary or appropriate in connection with the administration of this Plan.
3.2    Authority of the Committee. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee shall have full power to select Employees who shall participate in this Plan, determine the sizes and types of Awards and determine the terms and conditions of Awards to Employees in a manner consistent with this Plan. Subject to the provisions of Section 17.13, in its discretion, the Committee may provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award, or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom the Award was granted or (ii) to which the Participant consents. The Committee may make an Award to an individual who it expects to become an Employee of the Company or any of its Affiliates within the next 6 months, with the Award being subject to the individual’s actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of this Plan. As permitted by law and the terms of this Plan, the Committee may delegate its authority as identified in Section 3.3.
3.3    Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third-party administrator to carry out administrative functions under this Plan.
3.4    Decisions Binding. All determinations and decisions made by the Committee and the Board pursuant to the provisions of this Plan and all related orders and resolutions of the Committee and the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and the estates and beneficiaries of Employees and Participants.
Under no circumstances shall the Company incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to this Plan or the Company’s role as Plan sponsor.

Article 4.	Shares Subject to Plan and Maximum Awards.
4.1    Number of Shares Available for Awards and Award Limitations.
(a)     Plan Share Limit. Subject to adjustment as provided in Section 4.2, the aggregate number of Shares reserved for issuance to Participants under this Plan on and after the Restatement Date shall be 20,000,000 Shares, less (1) in the case of an Award granted under this Plan after December 31, 2013, other than an Option or a SAR, 2.30 Shares for every one Share issued under the Award, and less (2) in the case of an Option or a SAR granted under this Plan after December 31, 2013 one Share for every one share issued under this Plan (collectively, the “Plan Share Limit”). Any Shares that are subject to an Option or a SAR shall be counted against the Plan Share Limit as one Share for every one Share issued, and any Shares that are subject to an Award other than an

Option or a SAR shall be counted against the Plan Share Limit as 2.30 Shares for every one Share issued pursuant to the Award.
(b)    No Liberal Share Counting for Cashless Exercises of Options and SARs and Tax Withholding for Options and SARs. To the extent that after December 31, 2013, Shares subject to an Option or a SAR are used to pay (1) the Option Price under the Option or the exercise price under the SAR under a net-settlement cashless exercise of all or a portion of the Option or the SAR, or (2) the tax withholding obligation arising with respect to the Option or the SAR, those Shares will be treated as having been issued under this Plan for purposes of the Plan Share Limit. To the extent that after December 31, 2013, Shares not subject to an Option or a SAR are tendered by the Holder to pay (1) the Option Price under the Option or the exercise price under the SAR under a cashless exercise of all or a portion of the Option or the SAR, or (2) the tax withholding obligation arising with respect to the Option or the SAR, those Shares will not be added to, and will not otherwise increase, the Plan Share Limit.
(c)    Gross Amount of Shares Subject to SARs Settled in Shares Counted Against the Plan Share Limit. For the avoidance of doubt, the gross (rather than the net) number of Shares that are subject to SARs that are settled in Shares will be treated as issued under this Plan for purposes of the Plan Share Limit.
(d)    Share Repurchases by the Company on the Open Market Will Not Increase Plan Share Limit. For the avoidance of doubt, Shares that are repurchased by the Company on the open market will not be added to, and will not otherwise increase, the Plan Share Limit.
(e)    Source of Shares. The Shares described in this Section 4.1 may consist of authorized but unissued Shares or previously issued Shares reacquired by the Company.
(f)    Forfeitures, Expirations, Settlements in Cash and Exchanges for Awards That Do Not Involve Shares. To the extent that Shares that are the subject of Awards under this Plan are (1) forfeited or terminated, (2) expire unexercised, (3) are settled in cash in lieu of Shares, or (4) are exchanged for Awards that do not involve Shares, such Shares shall not be treated as having been issued under this Plan but rather shall again immediately become available to be issued pursuant to Awards granted under this Plan.
(g)    Shares Used to Satisfy Tax Withholding Obligations for Awards Other Than Options and SARs. To the extent that after December 31, 2013, Shares subject to an Award other than an Option or a SAR are used to pay the tax withholding obligation arising with respect to the Award, those Shares will not be treated as having been issued under this Plan for purposes of the Plan Share Limit. To the extent that after December 31, 2013, Mature Shares are used by a Holder (through attestation or otherwise) to pay the tax withholding obligation arising with respect to an Award other than an Option or a SAR, those tendered Mature Shares will be added to the Plan Share Limit.
(h)    Counting of Shares That Again Become Available for Issuance Under this Plan. Any Shares that become available for Awards under this Plan pursuant to the preceding paragraphs (f) and (g) shall be added as (i) one Share for every one Share subject to Options or SARs granted under this Plan and (ii) 2.30 Shares for every one Share subject to Awards other than Options or SARs granted under this Plan.
(i)    Award Limitations. The following rules (“Award Limitations”) shall apply to grants of Awards under this Plan and if an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section:

(i)	Options. The maximum aggregate number of Shares that may be subject to Options granted during any one Fiscal Year to any one Employee shall be 3,000,000.

(ii)	SARs. The maximum aggregate number of Shares that may be subject to Stock Appreciation Rights granted during any one Fiscal Year to any one Employee shall be 3,000,000.

(iii)
Performance-Based Awards. The maximum aggregate number of Shares subject to Performance Share Awards granted during any one Fiscal Year to any one Employee, singly or in combination, shall be 1,000,000, determined as of the date of grant. The maximum aggregate cash value, determined as of the date of grant, of any Performance Unit Awards and Cash-Based Awards granted to any one Employee, singly or in combination, during any one Fiscal Year shall be $10,000,000.

(iv)	Adjustments to the Award Limitations. Each of the Award Limitations shall be subject to adjustment under Section 4.2.
4.2    Adjustments in Authorized Shares. The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
If there shall be any change in the Shares of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Board, in its sole discretion, to prevent dilution or enlargement of Participants’ rights under this Plan, shall adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under this Plan, the number and kind of Shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, the Awards Limitations, the Fair Market Value of the Shares and other value determinations applicable to outstanding Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (a) to assume under this Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment or (b) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation.
Appropriate adjustments may also be made by the Board in the terms of any Awards under this Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of Performance Periods.
In addition, other than with respect to Options, Stock Appreciation Rights and other Awards intended to constitute Performance-Based Awards, the Board is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Article 5.	Eligibility and Participation.
5.1    Eligibility. Persons eligible to participate in this Plan include all Employees.
5.2    Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award, subject to the provisions of this Plan.

Article 6.	Options.
6.1    Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, upon the terms and at any time, and from time to time, as the Committee shall determine. An Option granted under this Plan on or after January 1, 2005 may not be granted with any Dividend Equivalents rights.
6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and other provisions as the Committee shall determine that are not inconsistent with the terms of this Plan.
6.3    Option Price. The Committee shall determine the Option Price for each grant of an Option under this Plan. The Option Price shall not be less than the Fair Market Value of the Shares on the date of grant.
6.4    Duration of Options. Each Option granted to a Participant shall expire at the time the Committee shall determine at the time of grant; provided that no Option shall be exercisable later than the tenth anniversary date of its grant.
6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at the times and be subject to the restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.
6.6    Payment. Options granted under this Article 6 shall be exercised in the form and manner as the Committee shall determine from time to time.
The Option Price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are tendered must have been held by the Participant for at least 6 months prior to their tender to satisfy the Option Price); (c) by a combination of (a) and (b); or (d) any other method approved by the Committee in its sole discretion at the time of grant and as set forth in the Award Agreement. An Award Agreement evidencing an Option may, in the discretion of the Committee, provide for a “cashless exercise” of an Option by establishing procedures whereby the Participant, by a properly executed written notice, directs (1) an immediate sale or margin loan respecting all or a part of the Shares to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the Option Price, (2) the delivery of the Shares from the Company directly to a brokerage firm and (3) the delivery of the Option Price from sale or margin loan proceeds from the brokerage firm directly to the Company.
Subject to any governing rules or regulations and Section 17.10, after the exercise of the Option and full payment of the Option Price in the form and manner as the Committee shall determine, the Participant may pay the required fee and request a Share certificate based upon the number of Shares purchased under the Option through the third-party administrator designated by the Committee to have this administrative duty. In addition, the Company may, at its option, issue or cause to be issued Share certificates.
Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.
6.7    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded and under any blue sky or state securities laws applicable to such Shares.
6.8    Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6 and may reflect distinctions based on the reasons for termination.
6.9    Automatic Exercise of Certain Expiring Options. Notwithstanding any other provision of this Plan or an Award Agreement (other than this Section 6.9), on the last trading day on which all or a portion of an Option may be exercised, if the then Fair Market Value of a Share exceeds the per Share Option Price of the Option by at least $.01 (such expiring portion of an Option that is so in-the-money, an “Auto-Exercise Eligible Option”), the Holder shall be deemed to have automatically exercised such Auto-Exercise Eligible Option (to the extent it has not previously been exercised or forfeited) in accordance with the provisions of this Section 6.9. In the event of an automatic exercise pursuant to this Section 6.9, the Company shall reduce the number of Shares issued to the Holder upon such Holder’s automatic exercise of the Auto-Exercise Eligible Option to satisfy the Holder’s Option Price obligation for the Auto-Exercise Eligible Option. Further, the Company shall reduce the number of Shares issued to the Holder to satisfy the Minimum Statutory Withholding Obligation arising upon the automatic exercise in accordance with the procedures of Article 15 unless the Committee deems that a different method of satisfying the tax withholding obligations is practicable and advisable. In accordance with procedures established by the Committee, a Holder may notify the Company in advance that he or she does not wish for the Auto-Exercise Eligible Option to be exercised. This Section 6.9 shall not apply to any Option to the extent that this Section 6.9 may cause the Option to fail to qualify for favorable tax treatment under applicable law. In its discretion, the Company may determine to cease automatically exercising Options at any time.
6.10    Prohibition Against Direct and Indirect Repricing of Options. Other than pursuant to Section 4.2, without the prior approval of the Company’s stockholders, Options granted under this Plan will not be directly or indirectly repriced (1) through cancellation of an Option followed by the grant of a new Option or any other Award or cash, (2) by directly lowering the Option Price of a previously granted Option, or (3) by taking any other action that would be treated as a repricing of an Option under the then in effect rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

Article 7.	Stock Appreciation Rights.
7.1    Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to an Employee at any time, and from time to time, as the Committee shall determine. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.
Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Employee and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.
The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. Effective for SARs granted under this Plan on or after January 1, 2005, a SAR granted under this Plan may not be granted with any Dividend Equivalents rights.
7.2    SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR and such other provisions as the Committee shall determine.
7.3    Term of SARs. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable later than the tenth anniversary date of its grant.
7.4    Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.5    Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
7.6    Payment of SAR Amount. Upon the exercise of an SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)    The difference between the Fair Market Value of a Share on the date of exercise over the grant price by
(b)    The number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout may be set forth in the Award Agreement pertaining to the grant of the SAR.
7.7    Termination of Employment. Each Award Agreement shall set forth the extent to which the Employee shall have the right to exercise the SAR following termination of the Employee’s employment with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Employees, need not be uniform among all SARs issued pursuant to this Plan and may reflect distinctions based on the reasons for termination.
7.8    Prohibition Against Direct and Indirect Repricing of SARs Other than pursuant to Section 4.2, without the prior approval of the Company’s stockholders, SARs granted under this Plan will not be directly or indirectly repriced (1) through cancellation of a SAR followed by the grant of a new SAR or any other Award or cash, (2) by directly lowering the grant price of a previously granted SAR, or (3) by taking any other action that would be treated as a repricing of a SAR under the then in effect rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

Article 8.	Restricted Stock and Restricted Stock Units.
8.1    Grant of Restricted Stock/Units. Subject to the terms and provisions of this Plan, the Committee, at any time, and from time to time, may grant Shares of Restricted Stock and Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock, except that no Shares are actually awarded to the Participant until a later date, unless the payout is otherwise made in cash.
8.2    Restricted Stock Agreement. Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock (or the number of Restricted Stock Units granted) and such other provisions as the Committee shall determine.
8.3    Transferability. Except as provided in this Article 8, the Shares of Restricted Stock or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under this Plan shall be available during his or her lifetime only to the Participant, and after that time, to the Participant’s heirs or estate. Any attempted assignment of Restricted Stock or Restricted Stock Units in violation of this Section 8.3 shall be null and void.
8.4    Other Restrictions. The Committee shall impose other conditions or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable, including a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions or restrictions under applicable federal or state securities laws.

To the extent deemed appropriate by the Committee, the designated third-party administrator may retain the certificates representing Shares of Restricted Stock in its possession until such time as all conditions and restrictions applicable to such Shares have been satisfied or lapse.
Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse.
8.5    Voting Rights. To the extent permitted by the Committee or required by law, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
8.6    Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that it deems appropriate. An Award Agreement for a Restricted Stock Unit Award may specify that the holder of the Award shall be entitled to the payment of Dividend Equivalents under the Award in a manner determined by the Committee in its sole discretion. An Award Agreement for a Restricted Stock Unit Award shall not specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award, unless the payment of any such Dividend Equivalents will be subject to the satisfaction of the same performance conditions, if any, as apply to the Restricted Stock Unit Award. In the case of a Restricted Stock Award, if the Holder shall be become entitled to the payment of dividends paid in Shares with respect to the Restricted Stock Award, such dividends shall be added to and become a part of the Restricted Stock Award. Accordingly, such dividends will be subject to the satisfaction of the same performance conditions, if any, as apply to the Restricted Stock Award.
8.7    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan and may reflect distinctions based on the reasons for termination.
8.8    Time of Payment Under Restricted Stock Unit Award. A payment under a Restricted Stock Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the Restricted Stock Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

Article 9.	Performance Units, Performance Shares and Cash-Based Awards; Stock Awards.

9.1    Grant of Performance Units/Shares and Cash-Based Awards. Subject to the terms of this Plan, Performance Units, Performance Shares and/or Cash-Based Awards may be granted to Employees in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine.
9.2    Value of Performance Units/Shares and Cash-Based Awards. Each Performance Unit shall have an initial value that the Committee shall establish at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as the Committee may determine. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, shall determine the number and value of Performance Units/Shares and Cash-Based Awards which shall be paid out to the Employee.
9.3    Earning of Performance Units/Shares and Cash-Based Awards. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares and Cash-Based Awards shall be entitled to receive payout on the number and value of Performance Units/Shares and Cash-Based Awards the Employee earned over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4    Form and Timing of Payment of Performance Units/Shares and Cash‑Based Awards. Payment of earned Performance Shares and Cash-Based Awards shall be as the Committee determines and as set forth in the Award Agreement. Payment under a Performance Unit Award or a Cash-Based Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement for the Award shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.
Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares and Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.
An Award Agreement for a Performance Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.
9.5    Stock Awards. The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Participants or payment in cash or otherwise of amounts based on the value of Shares and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States
9.6    Performance Measures for Performance-Based Awards. Performance goals the attainment of which may determine the degree of payout or vesting with respect to Performance-Based Awards will be based on one or more of the following business criteria: net earnings; earnings per share; net income (before or after taxes); stock price (including growth measures and total shareholder return); return measures (including return on net capital employed, return on assets, return on equity, or sales return); earnings before or after interest, taxes, depreciation and/or amortization; dividend payments to the Company; gross revenues; gross margins; expense targets; cash flow return on investments, which equals net cash flows divided by owner’s equity; internal rate of return or increase in net present value; working capital targets relating to inventory or accounts receivable; planning accuracy (as measured by comparing planned results to actual results); net sales growth; net operating profit; cash flow (including operating cash flow and free cash flow); operating margin; or such other business criteria as is selected by the Committee. The Committee may, in its sole discretion, adopt other performance measures, including any combination of the foregoing.
9.7    Performance Measures
Achievement of the performance goals may be measured:
(a)    individually, alternatively, or in any combination;
(b)    with respect to the Company, one or more business units, or any combination of the foregoing;
(c)    on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, or to other external measures; and
(d)    including or excluding items determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the acquisition or disposal of a business, or related to a change in accounting principle, in each case based on Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, Overall Opinion No. 30, or other applicable accounting rules, or consistent with the Company’s policies and practices for measuring the achievement of performance goals on the date the Committee establishes the goals.

9.8    Dividends and Dividend Equivalents.
An Award Agreement for a Performance-Based Award shall not specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award, unless the payment of any such Dividend Equivalents will be subject to the satisfaction of the same performance conditions as apply to the Performance-Based Award. In the case of a Performance-Based Award that is payable in Shares, if the Holder shall be become entitled to the payment of dividends paid in Shares with respect to the Performance-Based Award, such dividends shall be added to and become a part of the Performance-Based Award. Accordingly, such dividends will be subject to the satisfaction of the same performance conditions as apply to the Performance-Based Award.

Article 10.	Beneficiary Designation.
Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 11.	Deferrals.
Subject to Section 17.13, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock/Units or the satisfaction of any requirements or goals with respect to Performance Units/Shares, Cash-Based Awards and Stock Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 12.	Rights of Employees.
12.1    Employment. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.
Except as specifically provided otherwise in a written agreement with the Company, neither the Award nor any benefits arising under this Plan shall constitute part of a Participant’s employment contract with the Company or any Affiliate. Any termination of this Plan pursuant to Section 13.1 shall not give rise to liability on the part of the Company or any Affiliate for severance payments.
12.2    Participation. No Employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.
12.3    Rights as a Stockholder. A Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such shares.

Article 13.	Amendment, Modification, Suspension and Termination.
13.1    Amendment, Modification, Suspension and Termination. Subject to the terms of this Plan, the Board may at any time and from time to time alter, amend, modify, suspend or terminate this Plan in whole or in part, except that no amendment, modification, suspension or termination that would adversely affect in any material way the rights of any Participant under any Award previously granted to such Participant under this Plan shall be made without the written consent of such Participant or to the extent stockholder approval is otherwise required by applicable legal requirements.
13.2    Prohibitions on Repricing of Options or SARs. This Plan may not be modified in any manner that would result in a violation of any of the repricing restrictions set forth in Sections 6.10 or 7.8.
13.3    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to and without limiting the application of Article 14, the Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Board determines that such adjustments are appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.

Article 14.	Acceleration in Connection With Change in Control.
The effect, if any, of a Change in Control (including a termination of employment in connection with a Change in Control) upon any Award granted under this Plan after January 23, 2014 shall be determined in accordance with the terms of the applicable Award Agreement and any related Terms and Conditions issued by the Committee that are applicable to the Award. In the case of Awards granted under this Plan on or prior to January 22, 2014, the terms of Article 14 of this Plan in effect prior to the Restatement Date will apply to such Awards.

Article 15.	Withholding.
The Company or any Affiliate shall be entitled to satisfy its withholding obligation under federal, state or local tax law, domestic or foreign, to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award by utilizing any method determined by the Committee or its delegate in its sole discretion, including any of the following methods:
(a)     The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award to the extent that doing so will not cause the Holder to incur additional taxes under Section 409A.
(b)    The Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions.
(c)    The Company may reduce the number of Shares issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the Shares held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation.
(d)     The Company or its Affiliate may satisfy the Minimum Statutory Tax Withholding Obligation arising upon the vesting of an Award by delivering to the Holder a reduced number of Shares in the manner specified herein. In the discretion of the Committee, at the time of vesting of Shares under the Award, the Company may (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such Shares vested under the Award are made available for delivery, (b) reduce the number of such Shares made available for delivery so that the Fair Market Value of the Shares withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld Shares, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole Shares to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld Shares does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold Shares with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Article 15. The withheld Shares not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such Shares shall terminate.
(e)    A Holder may be allowed to use Mature Shares to satisfy the Company’s or Affiliate’s tax withholding obligations with respect to an Award.
The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions.

Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

Article 16.	Successors.
All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 17.	General Provisions.
17.1    Restrictions and Legend. No Shares or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing Shares delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Shares are then listed or to which they are admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
The Committee may require each person receiving Shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. In addition to any other legend required by this Plan, the certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
17.2    Severability. If any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
17.3    Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall receive the consideration required by law for the issuance of Awards under this Plan.
17.4    Securities Law Compliance. All transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.
17.5    Listing. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the Securities and Exchange Commission or to effect compliance with the registration, qualification and listing requirements of any national securities laws, stock exchange or automated quotation system.
17.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares under this Plan prior to:
(a)    Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
(b)    Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
17.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
17.8    Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
17.9    Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:
(a)    Determine which Affiliates shall be covered by this Plan;
(b)    Determine which Employees employed outside the United States are eligible to participate in this Plan;
(c)    Modify the terms and conditions of any Award granted to Employees who are employed outside the United States to comply with applicable foreign laws;
(d)    Establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 17.9 by the Committee shall be attached to this Plan document as Appendices; and
(e)    Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.
17.10    Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
17.11    Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any Person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in this Plan. This Plan is not intended to be subject to ERISA.
17.12    Governing Law. This Plan and each Award Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Harris County, Texas to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.
17.13    Compliance With Section 409A. Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of this Plan would, if undertaken or implemented, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of this Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A. This Section 17.13 is effective for Awards granted under this Plan that are earned and vested on or after January 1, 2005.
17.14    Recoupment in Certain Situations. Effective for Awards granted on or after January 22, 2014, without limiting the applicability of any additional provisions set forth in Award Agreements, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, the Holder who is then or was a current or former executive officer of the Company shall forfeit and must repay to the Company any compensation awarded under this Plan to the extent specified in any of the Company’s compensation recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission Committee under or in connection with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Further, effective for Awards granted on or after January 22, 2014, without limiting the applicability of any additional provisions set forth in Award Agreements, if the Company is required to prepare an accounting restatement due in whole or in part to the current or former Holder’s misconduct, the current or former Holder shall forfeit and must repay to the Company any compensation awarded under this Plan to the extent required by the Board in accordance with the terms of the Company’s compensation recoupment policy as in effect on January 23, 2014.
17.15    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
17.16    Restrictions on Transferability. Except as provided below, an Award and Shares that have not been issued under this Plan or as to which any applicable restriction, performance or deferral period has not lapsed, shall not be transferred, sold, pledged, assigned or otherwise alienated or hypothecated, other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in section 414(d) of the Code, (iii) with respect to Awards of Options which do not constitute Incentive Stock Options, if such transfer is permitted in the sole discretion of the Committee, by transfer by a Participant to a member of the Participant’s Immediate Family, to a trust solely for the benefit of the Participant and the Participant’s Immediate Family, or to a partnership or limited liability company whose only partners or shareholders are the Participant and members of the Participant’s Immediately Family. Any attempted transfer, sale, pledge, assignment, alienation or hypothecation in violation of this Section 17.16 shall be null and void.

BAKER HUGHES INCORPORATED
2929 ALLEN PARKWAY
STE 2100
HOUSTON, TX 77019-2182

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Larry D. Brady
02 Clarence P. Cazalot,Jr.
03 Martin S. Craighead
04 Lynn L. Elsenhans
05 Anthony G. Fernandes
06 Claire W. Gargalli
07 Pierre H. Jungels
08 James A. Lash
09 J. Larry Nichols
10 James W. Stewart
11 Charles L. Watson

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000195473_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

BAKER HUGHES INCORPORATED
Annual Meeting of Stockholders
April 24, 2014 9:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Martin S. Craighead and Alan R. Crain, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BAKER HUGHES INCORPORATED that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 09:00 AM, CDT on 4/24/2014, at 2777 Allen Parkway, Plaza Banquet Room, Houston, Texas 77019, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000195473_2 R1.0.0.51160